WATER ISLAND CAPITAL, LLC

104 Fifth Avenue, 9th Floor, New York, NY 10011

July 28, 2026

Dear Shareholder:

I am writing to inform you about a transaction that will affect your investment in the AltShares Merger Arbitrage ETF and the AltShares Event-Driven ETF.

To achieve certain operational and administrative efficiencies, we are planning to reorganize the AltShares Merger Arbitrage ETF and the AltShares Event-Driven ETF, each a series of AltShares Trust, by merging each Fund into a corresponding newly-created exchange traded Fund with an identical investment objective, investment strategy, and risk profile, and with the same fees and expenses. Each newly-created Fund will be a series of The Arbitrage Funds, as shown in the table below. The Arbitrage Funds is a separate trust which has the same investment adviser, Water Island Capital, LLC (“Water Island”). We refer to these transactions as the “Reorganizations.”

Reorganizations
Each Target Fund will be reorganized into a corresponding Acquiring Fund as follows:
Target Funds (each a series of AltShares Trust)	→	Acquiring Funds (each series of The Arbitrage Funds)
AltShares Merger Arbitrage ETF	→	AltShares Merger Arbitrage ETF, a newly-created series of The Arbitrage Funds (“New Merger Arbitrage ETF”)
AltShares Event-Driven ETF	→	AltShares Event-Driven ETF, a newly-created series of The Arbitrage Funds (“New Event-Driven ETF”)

The Reorganizations are part of an initiative designed to streamline the fund family and to promote operating efficiencies. The Reorganizations are intended to combine all of the funds that are advised by Water Island into a single, larger trust, which is expected to eliminate redundancies associated with maintaining two separate trusts for these funds and to reduce the costs of administering and operating the funds that comprise the fund complex.

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References in this document to the “Target Funds” mean the AltShares Merger Arbitrage ETF and the AltShares Event-Driven ETF. References to the “Acquiring Funds” mean the corresponding newly-formed Funds. The Target Funds and the Acquiring Funds may be referred to collectively herein as the “Funds.” You are receiving this letter because, as of June 1, 2026, you were an investor in shares of one or more of the Target Funds.

The Reorganizations will take effect following the close of business on or about September 25, 2026. No shareholder vote is required for the Reorganizations by AltShares Trust’s governing documents, the federal securities laws or the regulations thereunder. You do not need to take any action regarding your account. We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent. At the time of the Reorganizations, shareholders of each Target Fund automatically will become shareholders of the corresponding Acquiring Fund, by receiving shares of the Acquiring Fund with the same aggregate value as the shareholder’s investment in the Target Fund.

After the Reorganizations, each shareholder that invests in a Target Fund will automatically become a shareholder that invests in the corresponding Acquiring Fund, which has an identical investment objective, investment strategy, and risk profile. In addition, the fees and expenses of each Acquiring Fund will be identical to those of the corresponding Target Fund on the closing date of the Reorganizations. Each Target Fund and its corresponding Acquiring Fund are managed by Water Island. Accordingly, the Reorganizations will not result in any changes to the day-to-day management of either Target Fund. Neither the Target Funds nor the Acquiring Funds will bear any direct fees or expenses in connection with the Reorganizations.

The Board of Trustees of AltShares Trust believes that each Reorganization is in the best interests of each Target Fund and its shareholders, and that the interests of the Target Funds’ shareholders will not be diluted as a result of the Reorganization.

Each Reorganization is designed to qualify as a tax-free reorganization, so shareholders of the Funds will not realize a gain or loss for federal income tax purposes as a direct result of the Reorganizations. No sales loads, commissions or other transactional fees will be imposed on Target Fund shareholders in connection with the exchange of their shares.

The enclosed Combined Information Statement/Prospectus contains more information about the Reorganizations and the Acquiring Funds. If you have any questions or need additional information, please contact Water Island Capital, LLC at (212) 584-2364.

Sincerely,

John S. Orrico
President, The Arbitrage Funds and AltShares Trust
104 Fifth Avenue, 9th Floor, New York, NY 10011

Important Notice Regarding the Availability of Information Statement: The Combined Information Statement/Prospectus is available on the internet at www.altsharesetfs.com.

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COMBINED INFORMATION STATEMENT/PROSPECTUS

Reorganization of the AltShares Merger Arbitrage ETF AltShares Event-Driven ETF each a series of AltShares Trust (each, a “Target Fund” and together, the “Target Funds”)	into the AltShares Merger Arbitrage ETF AltShares Event-Driven ETF each a newly-created series of The Arbitrage Funds (each, an “Acquiring Fund” and together, the “Acquiring Funds”)

July 28, 2026

104 Fifth Avenue, 9th Floor, New York, NY 10011

1-855-955-1607

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Combined Information Statement/Prospectus (“Information Statement”) is furnished to you as a shareholder of the AltShares Merger Arbitrage ETF and/or the AltShares Event-Driven ETF (each, a “Target Fund” or “Fund”). To achieve certain operational and administrative efficiencies, the investment adviser for each Target Fund, Water Island Capital, LLC (“Water Island” or the “Adviser”) recommended the reorganization of each Target Fund into a corresponding newly-created Acquiring Fund (the “Acquiring Fund”) to the Board of the Trustees of the Target Funds (the “Board”). The Board approved the reorganization of each Target Fund into its corresponding Acquiring Fund at a Board meeting held on May 19, 2026. Each Target Fund is a series of AltShares Trust, a Delaware statutory trust, and each Acquiring Fund is a series of The Arbitrage Funds, a Delaware statutory trust (the “Acquiring Trust”). Water Island is the investment adviser to each Target Fund and its corresponding Acquiring Fund.

Each Target Fund will be reorganized into its corresponding Acquiring Fund, which is a newly-created shell vehicle created specifically for acquiring the assets and liabilities of the corresponding Target Fund. Each Target Fund and its corresponding Acquiring Fund have the same investment objectives, investment strategies, policies, and restrictions and the same investment risks, and there will be no change in investment adviser or portfolio managers. Each Acquiring Fund will operate with the same net expense ratio as its corresponding Target Fund. Each Acquiring Fund and its corresponding Target Fund have the same advisory fee, which is structured as a unitary advisory fee, pursuant to which the Adviser will pay, subject to certain limitations, substantially all of the Fund’s operating expenses out of the advisory fee received. Each Target Fund and its corresponding Acquiring Fund have the same procedures for buying and selling shares.

Throughout this Combined Information Statement/Prospectus, we refer to each reorganization transaction as a “Reorganization” and collectively as the “Reorganizations.” For purposes of this Combined Information Statement/Prospectus, the terms “shareholder,” “you” and “your” refer to

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the shareholders of the Target Funds. Each of AltShares Trust and the Acquiring Trust is an open-end management investment company organized as a Delaware statutory trust.

Shares of each Target Fund are listed for trading on NYSE Arca, Inc. (the “Exchange”), and shares of each corresponding Acquiring Fund also will be listed for trading on the Exchange.

In anticipation of the Reorganizations, the last day for shareholders to purchase or sell shares of the Target Funds will be September 25, 2026. Upon completion of the Reorganizations, you, as a shareholder of a Target Fund, will become a shareholder of the corresponding Acquiring Fund. You will receive shares of the corresponding Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund that you hold as of the close of business on the day of the closing of the Reorganizations, which is expected to be after the close of business on September 25, 2026 (“Effective Date”). The Acquiring Fund will open for trading on or about September 28, 2026. When the Reorganizations are completed, the Target Funds will be liquidated, and AltShares Trust will be terminated.

This Combined Information Statement/Prospectus sets forth the information you should know about the Reorganization of each Target Fund and constitutes an offering of the shares of the corresponding Acquiring Fund issued in the Reorganization. Please read it carefully and retain it for future reference. For additional information, you should consult the Reorganization Agreement, which is in Appendix A.

In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

●	the Prospectus for each Target Fund, dated September 26, 2025, which is on file with the SEC (http://www.sec.gov) (File No. 811-09815) (Accession No. 0001104659-25-093808);

●	the Statement of Additional Information of the Target Fund, dated September 26, 2025, as supplemented February 10, 2026, which is on file with the SEC (http://www.sec.gov) (File No. 811-09815) (Accession No. 0001104659-25-093808);

●	The Annual Report of each Target Fund, including the audited financial statements of each Target Fund for fiscal year ended May 31, 2025, which is on file with the SEC (http://www.sec.gov) (File No. 811-09815) (Accession No. 0001104659-25-075091);

●	The Semi-Annual Report of each Target Fund, including the unaudited financial statements of each Target Fund for the six months ended November 30, 2025, which is on file with the SEC (http://www.sec.gov) (File No. 811-09815) (Accession No. 0001104659-26-010829);

●	The Prospectus and SAI of The Arbitrage Funds on behalf of each Acquiring Fund filed on June 24, 2026, as amended, which is on file with the SEC (http://www.sec.gov), (File No. 811-09815) (Accession No. 0001104659-26-077283); and

●	An SAI dated July 28, 2026, relating to this Combined Information Statement/Prospectus.

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This Combined Information Statement/Prospectus will be mailed on or about August 11, 2026 to shareholders of record of each Target Fund as of June 1, 2026 (the “Record Date”).

AltShares Trust and the Acquiring Trust are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, each Trust must file certain reports and other information with the SEC. Reports and other information about AltShares Trust and the Acquiring Trust (The Arbitrage Funds) are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Each Target Fund’s Prospectus, Statement of Additional Information, annual and semi-annual reports and the Statement of Additional Information related to this Combined Information Statement/Prospectus are available upon request and without charge by writing to the Target Fund at AltShares Trust, c/o State Street Bank and Trust Company, One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts, 02114 or by calling toll-free at (855) 955-1607. They are also available, free of charge, at AltShares Trust’s website at www.altsharesetfs.com.

The Acquiring Funds have not yet commenced operations as of the date of this Information Statement, and therefore no prospectus or statement of additional information (other than this Information Statement) or annual or semi-annual report is available for the Acquiring Funds at this time. Each Acquiring Fund has filed a Summary Prospectus, Prospectus and Statement of Additional Information for the Acquiring Fund as it will be offered after the Reorganization. Those filings will be effective prior to or upon the closing of the Reorganization.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED INFORMATION STATEMENT/PROSPECTUS AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED INFORMATION STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

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TABLE OF CONTENTS

OVERVIEW: QUESTIONS AND ANSWERS	9

Q1. What is happening? Why am I receiving this document?	9

Q2. What is this document and why did we send it to you?	10

Q3. Why are the Reorganizations occurring?	10

Q4. When will the Reorganizations occur?	11

Q5. How will these Reorganizations affect me as a shareholder?	11

Q6. Will the portfolio management of the Target Funds change?	11

Q7. Who will pay for the Reorganizations?	11

Q8. Has the Board of Trustees of the Target Funds approved the Reorganizations?	12

Q9. How do the fees of the Acquiring Funds compare to those of their corresponding Target Funds?	12

Q10. Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganizations?	12

Q11. Will the Reorganizations result in any federal tax liability to me?	12

Q12. What’s the difference between AltShares Trust and The Arbitrage Funds?	13

Q13. How do the share purchase and sale procedures of the Acquiring Funds compare to those of their corresponding Target Funds?	14

Q14. Are there any differences between the investment objectives, principal strategies and risks, or fundamental investment policies of the Target Funds and those of their corresponding Acquiring Funds?	14

Q15. Can I purchase, redeem or sell shares of the Target Funds before the Reorganizations take place?	14

Q16. What if I want to purchase or sell shares of the Acquiring Funds after the Reorganizations?	14

Q17. Whom do I contact for further information?	14

THE REORGANIZATION OF ALTSHARES MERGER ARBITRAGE ETF, A SERIES OF ALTSHARES TRUST, INTO ITS CORRESPONDING NEW

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ALTSHARES MERGER ARBITRAGE ETF, A NEWLY-CREATED SERIES OF THE ARBITRAGE FUNDS.	15

Comparison of Fee Tables and Expense Examples	15

Comparison of Investment Objectives, Principal Investment Strategies, Principal Risks, and Fundamental Investment Policies	16

Investment Objectives	16

Principal Investment Strategies	16

Principal Risks	19

Fundamental Investment Policies	26

Comparison of Portfolio Turnover	27

Comparison of Fund Performance	28

Capitalization	30

THE REORGANIZATION OF ALTSHARES EVENT-DRIVEN ETF, A SERIES OF ALTSHARES TRUST, INTO ITS CORRESPONDING NEW ALTSHARES EVENT-DRIVEN ETF, A NEWLY-CREATED SERIES OF THE ARBITRAGE FUNDS.	30

Comparison of Fee Tables and Expense Examples	30

Comparison of Investment Objectives, Principal Investment Strategies, Principal Risks, and Fundamental Investment Policies	31

Investment Objectives	32

Principal Investment Strategies	32

Principal Risks	34

Fundamental Investment Policies	45

Comparison of Portfolio Turnover	46

Comparison of Fund Performance	47

Capitalization	49

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS	49

Terms of the Reorganization Agreement	49

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Reasons for Reorganizations	50

Board Considerations	50

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS	54

The Investment Adviser	54

Portfolio Managers	55

Index Provider	56

Other Service Providers	57

Purchase, Sale and Pricing of Fund Shares	58

Active Investors and Market Timing	60

Dividends, Distributions and Taxes	61

FINANCIAL HIGHLIGHTS	64

OTHER INFORMATION	64

Shareholder Information	64

Shareholder Rights and Description of Securities to Be Issued	66

Shareholder Proposals	68

APPENDIX A	69

APPENDIX B	91

APPENDIX C	93

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OVERVIEW: QUESTIONS AND ANSWERS

The following is an overview, in question and answer format, of the Reorganization of each Target Fund into its corresponding Acquiring Fund, including the reasons for the Reorganizations. More complete information appears later in this Combined Information Statement/Prospectus. Shareholders should read the entire Combined Information Statement/Prospectus carefully.

Q1. What is happening? Why am I receiving this document?

A.          Each of the AltShares Merger Arbitrage ETF and the AltShares Event-Driven ETF, each referred to as a “Target Fund,” is merging into a corresponding Acquiring Fund, which is a newly-created shell vehicle created specifically for acquiring the assets and liabilities of the corresponding Target Fund. We refer to each transaction as a “Reorganization” and collectively as the “Reorganizations.”

Reorganizations
Each Target Fund will be reorganized into a corresponding Acquiring Fund as follows:
Target Funds (each a series of AltShares Trust)	→	Acquiring Funds (each series of The Arbitrage Funds)
AltShares Merger Arbitrage ETF	→	AltShares Merger Arbitrage ETF, a newly-created series of The Arbitrage Funds (“New Merger Arbitrage ETF”)
AltShares Event-Driven ETF	→	AltShares Event-Driven ETF, a newly-created series of The Arbitrage Funds (“New Event-Driven ETF”)

Each Target Fund and its corresponding Acquiring Fund are advised by Water Island Capital, LLC (“Water Island” or the “Adviser”) and have identical names, investment objectives, strategies, and risk profiles. The Target Funds are series of AltShares Trust and the Acquiring Funds are series of The Arbitrage Funds (“Acquiring Trust”). AltShares Trust and the Acquiring Trust (the “Trusts”) are each organized as a Delaware statutory trust and are open-end management investment companies registered with the Securities and Exchange Commission (the “SEC”).

The Board of Trustees of AltShares Trust (the “Board”) has approved an Agreement and Plan of Reorganization and Termination between AltShares Trust and the Acquiring Trust (the “Reorganization Agreement”). The Reorganization Agreement provides, with respect to each Reorganization, for:

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◾	the transfer of all the assets of each Target Fund to the corresponding Acquiring Fund in exchange solely for Acquiring Fund shares having an aggregate net asset value equal to the Target Fund’s net assets and the Acquiring Fund’s assumption of all the liabilities of the Target Fund;

◾	the distribution to the shareholders of those Acquiring Fund shares; and

◾	the complete termination of the Target Fund.

After the Reorganizations take place, only the Acquiring Funds will continue to operate.

You are receiving this document because, as of June 1, 2026, you were a shareholder in one or more Target Funds. No shareholder vote is required for the Reorganizations. You do not need to take any action regarding your account. We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.

Q2. What is this document and why did we send it to you?

A.          This is a Combined Information Statement/Prospectus that provides you with information about the Reorganization of each Target Fund. Each Target Fund is a series of AltShares Trust, and each corresponding Acquiring Fund is a series of the Acquiring Trust. Each Target Fund and its corresponding Acquiring Fund have the same name, pursue the same investment objective and operate with the same investment strategies and restrictions. There is no change in the investment adviser or portfolio managers. When the Reorganization is completed, your shares of a Target Fund will be exchanged for shares of the corresponding Acquiring Fund, and the Target Fund will be terminated as a series of AltShares Trust.

You are receiving this document because, as of June 1, 2026, you were a shareholder in one or more Target Funds.

Q3. Why are the Reorganizations occurring?

A.          The Reorganizations are intended to combine all of the funds that are advised by Water Island into a single, larger trust, which is expected to eliminate redundancies associated with maintaining two separate trusts for these funds and to reduce the costs of administering and operating the funds that comprise the fund complex. While the expected efficiencies and savings will be modest and not likely to materially impact the current expense ratios for the Target Funds at the time of the Reorganizations, it is expected that these efficiencies will result in increased savings over time and will assist in optimizing the structure and operations of the fund complex.

After the Reorganizations, shareholders of each Target Fund will still be invested in an exchange traded fund with the same investment objective, strategies, policies and restrictions, operated by the same investment adviser and portfolio managers, at the same overall cost.

Each Reorganization is designed to be a non-taxable event for Fund shareholders.

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Q4. When will the Reorganizations occur?

A.          Water Island anticipates a Reorganization date on or about September 25, 2026 (the “Closing Date”). While this is the targeted date for the Reorganizations, this date could be delayed. The Target Funds will publicly disclose updates on material developments on the Reorganization process at www.altsharesetfs.com.

Q5. How will these Reorganizations affect me as a shareholder?

A.          After the Reorganizations, shareholders of each Target Fund will still be invested in an exchange traded fund with the same name, investment objective, strategies, policies and restrictions, operated by the same investment adviser and portfolio managers, at the same overall cost.

In each Reorganization, all assets and liabilities of each Target Fund will be transferred to the corresponding newly-formed Acquiring Fund. You, as a shareholder of the Target Fund, will receive shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that you owned at the time of the Reorganization. Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account.

No physical share certificates will be issued to shareholders. After the Reorganization, each Target Fund shareholder will hold the same percentage of ownership in the corresponding Acquiring Fund as that shareholder held in the Target Fund prior to the Reorganization adjusted for cash distributions, if any.

Q6. Will the portfolio management of the Target Funds change?

A.          No. Water Island Capital, LLC will remain as the investment adviser to each Acquiring Fund, and each Acquiring Fund will be managed using the same investment objective, policies, and restrictions currently used by the corresponding Target Fund. Each Acquiring Fund will continue to be managed in the same manner as the corresponding Target Fund and by the same portfolio managers.

Q7. Who will pay for the Reorganizations?

A.          The costs of the Reorganizations will be borne by the Adviser, Water Island Capital, LLC. The costs associated with the Reorganizations will not affect the NAV of the Target Funds. The Adviser expects the costs associated with the Reorganizations will be approximately $100,000. This estimate includes all costs associated with the Reorganizations that can be estimated at this time. In addition, the Target Funds may incur brokerage commission costs and local transfer taxes associated with sales of securities in foreign markets that do not permit securities to be transferred “in-kind.” Such costs are not anticipated to be reimbursed by the Adviser, and currently the Adviser expects such costs to be less than $5,000.

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Q8. Has the Board of Trustees of the Target Funds approved the Reorganizations?

A.          Yes, the Board of Trustees of AltShares Trust approved the Reorganizations at a meeting of the Board held on May 19, 2026. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Target Funds (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), determined that each Reorganization is in the best interests of each Target Fund and its shareholders and that the Target Fund’s existing shareholders’ interests will not be diluted as a result of the Reorganization. The corresponding Acquiring Funds do not have existing shareholders.

Q9. How do the fees of the Acquiring Funds compare to those of their corresponding Target Funds?

A.          Each Acquiring Fund will operate with the same total annual fund operating expenses as its Target Fund. The Adviser has entered into an investment advisory agreement with respect to the Acquiring Fund. Pursuant to that advisory agreement, the Adviser, subject to certain limitations, pays substantially all of the operating expenses of the Acquiring Fund from the advisory fee it receives from the Acquiring Fund. This is known as a “unitary advisory fee.” Each Acquiring Fund will pay the same unitary advisory fee as its corresponding Target Fund currently pays.

Q10. Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganizations?

A.          No. Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganizations. Neither the Target Funds nor the corresponding Acquiring Funds charge a sales load.

After the Reorganizations take place, shareholders of the Acquiring Funds will continue to be able to sell their shares on the Exchange in the secondary market. Such sales of shares take place through a broker, and some brokers charge commissions or other fees.

Q11. Will the Reorganizations result in any federal tax liability to me?

A.          The Reorganizations are not expected to result in gain or loss being recognized for federal income tax purposes by either the Target Funds or the Acquiring Funds or by the shareholders of either the Target Funds or the Acquiring Funds. Each Reorganization is designed to be treated as a tax-free reorganization for federal income tax purposes. Thus, assuming that the parties comply with the terms of the Reorganization Agreement and supply appropriate representation letters, AltShares Trust will receive an opinion of counsel, with respect to each Reorganization, that the transaction will be a tax-free reorganization. The realized and unrealized gains, losses and net income for each Target Fund will carry over to the corresponding Acquiring Fund in the Reorganization and will continue to be distributed in a manner consistent with the Target Fund.

There is one caveat to this -- it is likely that the Fund will incur some capital gain in connection with the Reorganization due to the fact that the Target Fund may hold various instruments, as of the Closing Date, which cannot be transferred to the Acquiring Fund in-kind. Thus, in the Reorganization, the Target Fund will sell those instruments, which could result in a capital gain. The Acquiring Fund will receive the proceeds of any such sales.

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Shareholders should consult their tax advisor about possible state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganizations only.

Q12. What’s the difference between AltShares Trust and The Arbitrage Funds?

A.          After the Reorganizations, each Acquiring Fund will continue to carry the AltShares brand name rather than the Arbitrage Funds brand name. Water Island Capital, LLC will continue to serve as the investment adviser.

Each of the Acquiring Trust and AltShares Trust is a Delaware statutory trust. As such, each Trust’s operations are governed by its Declaration of Trust (with respect to the Acquiring Trust) or Trust Instrument (with respect to AltShares Trust) and By-laws and applicable Delaware law. The operations of each Trust are also subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. The rights of shareholders of the Acquiring Funds are substantially similar to the rights of shareholders of the Target Funds. However, the Acquiring Trust and AltShares Trust are governed by different organizational documents, including a separate Declaration of Trust (or Trust Instrument). Among other differences, the Acquiring Trust’s Declaration of Trust contains provisions requiring the affirmative vote of a majority of the Trust’s or a series’ interest holders in order to effectuate a merger of the Trust or a series. AltShares Trust’s Trust Instrument permits such action to be taken by a majority of the Trustees and without a shareholder vote. In addition, AltShares Trust’s Trust Instrument includes provisions (i) limiting the scope of the Trustees’ fiduciary duties to the Trust, series or shareholders to those imposed by applicable federal law and those included in the Declaration of Trust and (ii) setting forth certain procedural requirements with respect to the ability of a shareholder to bring a derivative action against the Trust. The Acquiring Trust’s Declaration of Trust does not include these provisions. A summary of the similarities and differences between the Acquiring Trust’s Declaration of Trust and AltShares Trust’s Trust Instrument is provided in the Combined Information Statement/Prospectus in the section entitled “Shareholder Rights and Description of Securities to Be Issued.”

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You will be able to find information about the Reorganizations on the Target Funds’ website at www.altsharesetfs.com. After the Reorganizations, you can get up-to-date information on the Acquiring Funds at www.altsharesetfs.com.

Q13. How do the share purchase and sale procedures of the Acquiring Funds compare to those of their corresponding Target Funds?

A.          The share purchase and sale procedures of the Acquiring Funds are identical to those of the Target Funds. For more information concerning the purchase and sale of shares of the Target Funds and the Acquiring Funds, please see the “Comparison of Purchase and Sale Procedures” section below.

Q14. Are there any differences between the investment objectives, principal strategies and risks, or fundamental investment policies of the Target Funds and those of their corresponding Acquiring Funds?

A.          No.  Each Acquiring Fund has the same investment objective, principal strategies and risks, and fundamental investment policies as its corresponding Target Fund.

Q15. Can I purchase, redeem or sell shares of the Target Funds before the Reorganizations take place?

A.          Yes. Before the Reorganizations take place, you may buy or sell shares of each Target Fund through your broker throughout the trading day like shares of any publicly traded issuer. Because the Target Fund shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (i.e., the bid-ask spread).

Any shares outstanding of a Target Fund as of September 25, 2026, the Closing Date, will be exchanged for shares of the corresponding Acquiring Fund.

Q16. What if I want to purchase or sell shares of the Acquiring Funds after the Reorganizations?

A.          Each Target Fund and its corresponding Acquiring Fund operate as exchange traded funds. Accordingly, you will need to call your broker and place an order to sell the Acquiring Fund shares that you received in the Reorganization. Depending on your brokerage firm this may mean paying a commission.

Q17. Whom do I contact for further information?

A.          You can contact your financial advisor for further information. You may also contact the Target Funds at (855) 955-1607. You may also visit our website at www.altsharesetfs.com.

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THE REORGANIZATION OF ALTSHARES MERGER ARBITRAGE ETF, A SERIES OF ALTSHARES TRUST, INTO ITS CORRESPONDING NEW ALTSHARES MERGER ARBITRAGE ETF, A NEWLY-CREATED SERIES OF THE ARBITRAGE FUNDS.

Comparison of Fee Tables and Expense Examples

Fee Table

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of the Target Fund and the Acquiring Fund. For the Reorganization, the table below shows the Target Fund’s fees and expenses based on the Target Fund’s assets as of November 30, 2025 and actual expenses incurred. The Acquiring Fund is newly organized and has not had any operations of its own to date. The pro forma Acquiring Fund’s expenses are estimated and assume that the Acquiring Fund will have the same assets as the Target Fund’s assets as of November 30, 2025. The Acquiring Fund (Pro Forma) column shows the fees and expenses that will apply going forward.

Annual Operating Expenses (expenses that you may pay each year as a percentage of the value of your investment)
AltShares Merger Arbitrage ETF	Target Fund	Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	None[1]	None[1]
Other Expenses	0.00%	0.00%[2]
Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.00%	0.00%

All Remaining Other Expenses	None	None
Acquired Fund Fees and Expenses[3]	0.01%	0.01%
Total Annual Fund Operating Expenses	0.76%	0.76%

1 Pursuant to a Rule 12b-1 Distribution and Service Plan (the “Plan”), the Fund may bear a Rule 12b-1 Fee not to exceed 0.25% per year of its average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

2 Estimate based on the expenses the Acquiring Fund expects to incur for the current fiscal year.

3 Acquired Fund Fees and Expenses are expenses incurred indirectly by each fund through its ownership of shares in other investment companies.

Expense Example

This Example is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund. The Example assumes that you invest $10,000 in each fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year

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and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AltShares Merger Arbitrage ETF	1 Year	3 Years	5 Years	10 Years
Target Fund	$78	$243	$422	$942
Acquiring Fund (pro forma)	$78	$243	$422	$942

For the Reorganization, the projected post-reorganization pro forma annual fund operating expenses (shown above under the heading Fees and Expenses) and the pro forma expense example (shown above under the heading Expense Example) are based on material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Acquiring Fund’s assets at the time the Acquiring Fund commences investment operations, many of which are beyond the control of the Adviser or the Acquiring Fund.

Comparison of Investment Objectives, Principal Investment Strategies, Principal Risks, and Fundamental Investment Policies

The Target Fund and the Acquiring Fund have the same investment objective, their principal investment strategies, principal risks, and fundamental investment policies are the same. The tables below compare these features of the Target Fund and the Acquiring Fund. For more detailed information about the Acquiring Fund’s investment strategies and risks, see Appendix C.

Investment Objectives

AltShares Merger Arbitrage ETF
Target Fund	Acquiring Fund

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of its underlying index, the Water Island Merger Arbitrage USD Hedged Index (the “Underlying Index”).

Same.

Principal Investment Strategies

AltShares Merger Arbitrage ETF	Target Fund	Acquiring Fund
The Fund seeks to track the performance of the Underlying Index, which is designed to reflect a global merger arbitrage strategy. The most common approach to merger arbitrage, and the approach the	✓	✓

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AltShares Merger Arbitrage ETF	Target Fund	Acquiring Fund
Underlying Index (and by extension the Fund) reflects, is to seek to capture the difference (the “spread”) between the price at which the stock of a target company in a publicly announced merger, takeover, tender offer, or leveraged buy-out (the “Target”) trades after the announcement of the acquisition and the price the acquiring company (the “Acquirer”) has agreed to pay for the stock of the Target.
The Underlying Index is rebalanced and reconstituted twice per month. The Fund reconstitutes and rebalances on the same schedule as the Underlying Index. The Fund’s investment adviser, Water Island Capital, LLC (the “Adviser”), generally expects the Underlying Index to include between 30-50 Targets at each reconstitution. To gain exposure to the Underlying Index, the Fund will establish long positions in shares of the Target stocks. When the terms of a transaction call for the exchange of an Acquirer’s common stock, the Underlying Index, as a result of the index methodology, will include short exposure in the Acquirer’s stock at the deal’s exchange ratio. This short exposure is designed to lock in the current deal spread, and to hedge against the risk of a decline in the deal value as a result of a decline in the value of the Acquirer’s stock. The Fund may invest in derivatives, such as swaps, to obtain exposure to long and short constituents of the Underlying Index.	✓	✓
The Underlying Index is comprised of securities of United States and foreign companies of any market capitalization, which may from time to time include small and medium capitalization companies. The Underlying Index is calculated in U.S. dollars. The Underlying Index hedges against fluctuations in the relative value of foreign currencies against the U.S. dollar. The Fund uses forward currency or futures contracts to effectuate these hedges in the Underlying Index. The amount of forward and futures contracts held by the Fund is based on the aggregate exposure of the Fund to each currency.	✓	✓
The Underlying Index may also include an allocation to cash-like instruments, such as money market and similar cash management funds and ultra short-term bond exchange-traded funds (“ETFs”). In addition, when a transaction closes, any allocation in the Underlying Index to the securities of the Target and/or Acquirer will be reallocated to such instruments. The Underlying Index generally only allocates to cash when there are an insufficient number of Targets for inclusion in the Underlying Index and when	✓	✓

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AltShares Merger Arbitrage ETF	Target Fund	Acquiring Fund
a transaction represented by a Target in the Underlying Index has been consummated or abandoned. Accordingly, cash allocations in the Underlying Index and Fund are generally removed as part of each Underlying Index reconstitution, though cash allocations may continue to be included if there are an insufficient number of Targets.
Under normal market conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in the constituents of the Underlying Index and in financial instruments with economic characteristics similar to such constituents, such as swaps on such constituents. Although the Fund expects to replicate (or hold all components of) the Underlying Index, the Fund reserves the right to use representative sampling to track the Underlying Index. The Fund may invest up to 20% of its net assets in instruments that are not included in the Underlying Index, but that the Adviser believes will help the Fund track the Underlying Index. The Fund may also invest in financial instruments, including swap agreements, futures contracts, ETFs, and options on securities or equity securities indices. With respect to derivatives, the Fund will invest principally in swaps and forward contracts on foreign currencies. The Fund will invest in other funds, such as money market and similar cash management funds and ultra short-term bond ETFs, only to reflect cash allocations by the Underlying Index.	✓	✓
The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of August 30, 2025, the Underlying Index included 49 long positions and 16 short positions in companies with market capitalizations of between $280 million and $62 billion.	✓	✓
The Underlying Index was developed by Water Island Indices LLC (the “Index Provider”), an affiliate of the Adviser. The Index Calculation Agent is Solactive AG, which is not affiliated with the Index Provider, the Fund, or the Adviser. The Index Calculation Agent provides information to the Fund about the constituents of the Underlying Index and does not provide investment advice with respect to the desirability of investing in, purchasing or selling securities.

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Principal Risks

The principal risks for the Target Fund and the Acquiring Fund are the same, as shown in the table below. The table compares the principal risks of the investing in the Target Fund, as identified in the Target Fund’s summary prospectus, with the principal risks of the Acquiring Fund, as identified in the Acquiring Fund’s summary prospectus. The principal risks of the Acquiring Fund are not expected to change once the Reorganization occurs. As with all funds, investing in the Target Fund or the Acquiring Fund entails risks that could cause the Fund and the Fund’s investors to lose money.

AltShares Merger Arbitrage ETF
Principal Risks	Target Fund	Acquiring Fund
Merger Arbitrage Risk: The principal risk associated with the Fund’s merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may not be completed or may be completed on less favorable terms than originally anticipated, in which case the Fund may realize losses.	✓	✓
Passive Investment Risk: The Fund is not actively managed, does not seek to “beat” the Underlying Index, and does not take temporary defensive positions when markets decline. Therefore, the Fund may not sell a security due to current or projected underperformance of a security, industry, or sector.	✓	✓
Short Sale Risk: The Fund may obtain short exposure by borrowing a security to sell or by trading a derivative instrument, such as a future, forward or swap. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. There is no theoretical ceiling to the price of a shorted security. Therefore, securities sold short have unlimited risk. Short sales also expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. When the Fund sells a security short, it must maintain cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high	✓	✓

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AltShares Merger Arbitrage ETF
Principal Risks	Target Fund	Acquiring Fund
quality commercial paper, and long equity positions). The need to maintain cash or other liquid assets could limit the Fund’s ability to pursue other opportunities as they arise. Short exposure generally introduces more risk to the Fund than long positions. It is also possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund.
Market Risk: The value of the Fund’s investments, and the net asset value (“NAV”) of the Fund, will fluctuate over time, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an entire industry, or the market as a whole. Securities markets may experience short-term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the value of the Fund’s investments, and investors could lose money due to this price fluctuation. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates, changes in interest rates, or adverse investor sentiment. Geopolitical risks, including terrorism, war and sanctions, and environmental and public health risks (such as natural disasters, epidemics and pandemics), may add to instability in world economies and markets generally. This uncertainty could lead to corporate events such as mergers, acquisitions, and restructurings breaking. The extent and duration of such market disruptions cannot be predicted, but could magnify the impact of other risks to the Fund, could have a significant adverse impact on the Fund and its investments, and could result in increased volatility of the Fund’s NAV.	✓	✓
High Portfolio Turnover Risk: The Fund’s strategy is expected to involve buying and selling portfolio securities frequently to rebalance the Fund’s investment exposures, which may increase brokerage commission costs and reduce performance. High portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause higher taxes.	✓	✓

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AltShares Merger Arbitrage ETF
Principal Risks	Target Fund	Acquiring Fund
Hedging Risk: Instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedges may not be perfect or may not work as expected, adversely affecting performance.	✓	✓
Concentration Risk: If a large percentage of mergers or other corporate events taking place within the U.S. are within one industry over a given period of time, the Underlying Index may be concentrated in an industry or group of industries or sectors. Because the Fund’s assets are expected to be concentrated in an industry or group of industries or sectors to the same extent as the Underlying Index, the Fund is subject to loss due to adverse occurrences affecting that industry or group of industries or sectors. During such a period of concentration, the Fund may be subject to greater volatility than a fund that is more broadly diversified.	✓	✓
Sector Risk: The securities of companies in the same or related businesses (“sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and may adversely affect the value of the Fund’s portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or if the Fund’s portfolio was diversified across a greater number of sectors. Some sectors have particular risks that may not affect other sectors.	✓	✓
Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.	✓	✓
Derivatives Risk: A derivative instrument (such as a forward contract, option (both written and purchased), or swap contract) typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument.	✓	✓

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AltShares Merger Arbitrage ETF
Principal Risks	Target Fund	Acquiring Fund
Adverse changes in the value or price of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs.
Swap Risk: The Fund may enter into total return swaps to gain investment exposure to the underlying security or securities in a more efficient or economically attractive manner than direct ownership. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. New and additional government regulation of the swap market could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.	✓	✓
Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Transaction costs may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates. Foreign governments and economies often are less stable and foreign companies may not be subject to the same regulatory requirements and accounting, auditing, and financial reporting standards of U.S. companies. As a consequence, there may be less publicly available information about such companies, which may negatively affect the value of foreign securities held by the Fund.	✓	✓
Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an

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AltShares Merger Arbitrage ETF
Principal Risks	Target Fund	Acquiring Fund
investment in the Fund. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. The return of the forward currency contracts and currency futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and may prevent the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts may be susceptible to credit risk and other risks. Further, in order to minimize transaction costs, or for other reasons, the Fund’s exposure to non-U.S. currencies may not be hedged.	✓	✓
Counterparty Risk: The Fund may enter into various types of derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed, and the value of the counterparty agreements can be expected to decline, potentially resulting in losses to the Fund.	✓	✓

ETF Risk: As an ETF, the Fund is subject to the following risks:

Premium-Discount Risk: Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing shares or receive less than NAV when selling shares.

Secondary Market Trading Risk: Investors buying or selling shares in the secondary market may pay bid-ask spreads, brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell shares. There can be no assurance that an active or liquid trading market for shares will develop or be maintained or that the shares will continue to be listed. In addition, trading in shares on the Exchange may be halted.

	✓	✓

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AltShares Merger Arbitrage ETF
Principal Risks	Target Fund	Acquiring Fund

Cash Transactions Risk: The Fund may effect redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Accordingly, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may recognize gains on sales of portfolio holdings. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund redeemed its shares principally in-kind, may be passed on to Authorized Participants (“APs”) in the form of transaction fees. As a result, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

International Closed Market Trading Risk: Because certain of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund’s NAV. As a result, shares may appear to trade at a significant discount or premium to NAV. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Flash Crash Risk: Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading.

Authorized Participants Concentration Risk: The Fund may have a limited number of financial institutions that may act as APs. To the extent that those APs exit the business or are unable to process creation and/or

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AltShares Merger Arbitrage ETF
Principal Risks	Target Fund	Acquiring Fund
redemption orders, shares may trade at a discount to NAV like closed-end fund shares and may face delisting from the Exchange.
Small and Medium Capitalization Securities Risk: Securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These securities may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium sized companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group.	✓	✓
Investment Company and ETF Risk: Investing in securities issued by other investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.	✓	✓
Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with the occurrence of adverse events affecting a particular issuer than a diversified fund.	✓	✓
Tracking Error Risk: Tracking error is the divergence of the Fund’s performance from that of the Underlying Index, which may be due to the Fund’s use of representative sampling or other differences between the Fund’s and Underlying Index’s holdings, transaction and operating costs, and security valuation procedures. This risk is heightened during times of market volatility.	✓	✓
Large Shareholder Risk: Certain shareholders, including the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund’s shares. Redemptions by large	✓	✓

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AltShares Merger Arbitrage ETF
Principal Risks	Target Fund	Acquiring Fund
shareholders could have a significant negative impact on the Fund and transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

Fundamental Investment Policies

The Acquiring Fund will have the same fundamental investment policies as the Target Fund. The table below compares the Funds’ fundamental investment policies. A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a fund present at a meeting where the holders of more than 50% of the outstanding shares of a fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a fund. Shares of a Fund will be voted separately on matters affecting only the Fund, including approval of changes in the fundamental investment policies of the Fund. Except for the fundamental investment limitations identified below, each Fund’s investment policies and limitations described in this Information Statement/Prospectus are not fundamental and may be changed without shareholder approval.

AltShares Merger Arbitrage ETF
Target Fund	Acquiring Fund
1. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules, regulations, and interpretations thereunder and any applicable exemptive relief.	Same.
2. The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules, regulations, and interpretations thereunder and any applicable exemptive relief.	Same.
3. The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules, regulations, and interpretations thereunder and any applicable exemptive relief.	Same.
4. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any non-	Same.

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U.S. government, or their respective agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Fund’s Underlying Index concentrates in the securities of a particular industry.
5. The Fund may not purchase or sell real estate, except to the extent permitted under the 1940 Act, the rules, regulations, and interpretations thereunder and any applicable exemptive relief (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).	Same.
6. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in issuers engaged in the commodities business or securities or other instruments backed by physical commodities).	Same.
7. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules, regulations, and interpretations thereunder and any applicable exemptive relief. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments permissible under the Fund’s investment policies.	Same.

Comparison of Portfolio Turnover

Each of the Target Fund and its corresponding Acquiring Fund pays transaction costs, such as commissions, when the Fund buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a fund’s performance. The following table shows the Target Fund’s portfolio turnover rate for the six-month fiscal period ended November 30, 2025 and for the fiscal year ended May 31, 2025. No portfolio turnover rate is shown for the corresponding Acquiring Fund because it is not yet operational. The Adviser expects the portfolio turnover rate for the Acquiring Fund to be comparable to the rate for the corresponding Target Fund.

Target Fund - AltShares Merger Arbitrage ETF	Portfolio Turnover Rate (six-month fiscal period ended November 30, 2025)	Portfolio Turnover Rate (fiscal year ended May 31, 2025)

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212%	431%

Comparison of Fund Performance

For the Reorganization, the Acquiring Fund will be the surviving legal entity, and the Acquiring Fund will adopt the accounting history of its predecessor Target Fund. As of the date of this Information Statement, the Acquiring Fund has not commenced operations and, therefore, does not have calendar year performance information. As a result, the Acquiring Fund will assume the performance history of the Target Fund when the Reorganization closes.

The following performance information indicates some of the risks of investing in the Target Fund through the time periods shown. Because the Acquiring Fund will assume the performance history of the Target Fund in the Reorganization, the following performance information also indicates some of the risks of investing in the Acquiring Fund.

The bar chart shows the Target Fund’s performance for the calendar years ended December 31. The annual returns bar chart demonstrates the risks of investing in the Acquiring Fund by showing how the predecessor Target Fund’s performance has varied from year to year.

The table illustrates how the Target Fund’s average annual returns for the 1-year, 5-year and since inception periods compare with those of with those of the Standard & Poor’s 500® Index, Water Island Merger Arbitrage USD Hedged Index, ICE BofA U.S. 3-Month Treasury Bill Index and the Bloomberg U.S. Aggregate Bond Index. Unlike the Target Fund’s returns, these index returns do not reflect any deductions for fees, expenses or taxes.

The table also presents the impact of taxes on the returns of the Fund’s shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at net asset value and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

The performance shown reflects voluntary fee waivers for the Target Fund, which had a positive effect on performance and may be discontinued at any time. Without such voluntary fee waivers, performance would have been lower. The Target Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s Website at www.altsharesetfs.com/arb or by calling the Fund toll-free at (855) 955-1607.

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During the period shown in the bar chart, the best performance for a quarter was 3.27% (for the quarter ended September 30, 2023). The worst performance was (1.43)% (for the quarter ended June 30, 2022). The year-to-date return through March 31, 2026 is 1.24%.

Average Annual Total Returns as of 12/31/2025	One year	Five Years	Since Inception*
AltShares Merger Arbitrage ETF
Return Before Taxes	5.58%	3.88%	4.18%
Return After Taxes on Distributions	5.46%	3.45%	3.59%
Return After Taxes on Distributions and Sale of Fund Shares	3.37%	2.83%	3.00%
Standard & Poor’s 500® Index (reflects no deduction for fees, expenses, or taxes)**	17.88%	14.42%	18.55%
Water Island Merger Arbitrage USD Hedged Index ***	6.87%	5.22%	5.54%
ICE BofA U.S. 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)****	4.18%	3.17%	2.81%
Bloomberg U.S. Aggregate Bond Index*****	7.30%	(0.36)%	0.19%

*	The Target Fund’s inception date is May 7, 2020.

**	The Standard and Poor’s 500® Index, or simply the S&P 500, is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the U.S.

***	The Water Island Merger Arbitrage USD Hedged Index is the Fund’s Underlying Index and is most representative of the Fund’s risk and return and investment style. The Fund seeks to track the performance of the Underlying Index. The Water Island Merger Arbitrage USD Hedged Index is designed to reflect a global merger arbitrage strategy investing in definitive, publicly announced mergers and acquisitions and is comprised of securities of U.S. and foreign companies of any market capitalization, which may from time to time include small and medium capitalization companies.

**** The ICE BofA U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

***** The Bloomberg U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The indexes are calculated on a total-return basis, are unmanaged and are not available for direct investment. The indexes reflect no deduction for fees, expenses, or taxes. The Standard & Poor’s 500®

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Index, the ICE BofA U.S. 3-Month Treasury Bill Index and the Bloomberg U.S. Aggregate Bond Index are not intended to, and do not, parallel the risk or investment style of the Fund’s investment strategy.

Capitalization

The following tables set forth, as of November 30, 2025 (a) the unaudited capitalization of the Target Fund’s shares and (b) the unaudited pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has taken place. The Acquiring Fund is a newly-created shell fund that will commence operations upon the closing of the Reorganization. The Target Fund will be the accounting survivor for financial statement purposes. The capitalizations are likely to be different on the Closing Date as a result of daily Target Fund share purchase, sale and market activity.

	Net Assets	Shares Outstanding	Net Asset Value Per Share
AltShares Merger Arbitrage ETF (Target Fund)	$98,243,113	3,384,000	$29.03
New AltShares Merger Arbitrage ETF (Acquiring Fund) (Pro forma)*	$98,243,113	3,384,000	$29.03

* Reflects the estimated pro forma capitalization of the Acquiring Fund at November 30, 2025 as though the Reorganization had occurred on November 30, 2025 and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

THE REORGANIZATION OF ALTSHARES EVENT-DRIVEN ETF, A SERIES OF ALTSHARES TRUST, INTO ITS CORRESPONDING NEW ALTSHARES EVENT-DRIVEN ETF, A NEWLY-CREATED SERIES OF THE ARBITRAGE FUNDS.

Comparison of Fee Tables and Expense Examples

Fee Table

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of the Target Fund and the Acquiring Fund. For the Reorganization, the table below shows the Target Fund’s fees and expenses based on the Target Fund’s assets as of November 30, 2025 and actual expenses incurred. The Acquiring Fund is newly organized and has not had any operations of its own to date. The pro forma Acquiring Fund’s expenses are estimated and assume that the Acquiring Fund will have the same assets as the Target Fund’s assets as of November 30, 2025. The Acquiring Fund (Pro Forma) column shows the fees and expenses that will apply going forward.

Annual Operating Expenses (expenses that you may pay each year as a percentage of the value of your investment)
AltShares Event-Driven ETF	Target Fund	Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	None	None

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.25%	1.25%
Distribution and/or Service (Rule 12b-1) Fees	None[1]	None[1]
Other Expenses	0.06%	0.06%[2]
Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.05%	0.05%

All Remaining Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses[3]	0.02%	0.02%
Total Annual Fund Operating Expenses	1.33%	1.33%

1 Pursuant to a Rule 12b-1 Distribution and Service Plan (the “Plan”), the Fund may bear a Rule 12b-1 Fee not to exceed 0.25% per year of its average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

2 Estimate based on the expenses the Acquiring Fund expects to incur for the current fiscal year.

3 Acquired Fund Fees and Expenses are expenses incurred indirectly by each fund through its ownership of shares in other investment companies.

Expense Example

This Example is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund. The Example assumes that you invest $10,000 in each fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AltShares Event-Driven ETF	1 Year	3 Years	5 Years	10 Years
Target Fund	$135	$421	$729	$1,601
Acquiring Fund (pro forma)	$135	$421	$729	$1,601

For the Reorganization, the projected post-reorganization pro forma annual fund operating expenses (shown above under the heading Fees and Expenses) and the pro forma expense example (shown above under the heading Expense Example) are based on material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Acquiring Fund’s assets at the time the Acquiring Fund commences investment operations, many of which are beyond the control of the Adviser or the Acquiring Fund.

Comparison of Investment Objectives, Principal Investment Strategies, Principal Risks, and Fundamental Investment Policies

The Target Fund and the Acquiring Fund have the same investment objectives and their principal investment strategies, principal risks, and fundamental investment policies are the

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same. The tables below compare these features of the Target Fund and the Acquiring Fund. For more detailed information about the Acquiring Fund’s investment strategies and risks, see Appendix C.

Investment Objectives

AltShares Event-Driven ETF
Target Fund	Acquiring Fund
The Fund seeks to achieve capital appreciation over a full market cycle with lower volatility than the broad equity market.	Same.

Principal Investment Strategies

AltShares Event-Driven ETF	Target Fund	Acquiring Fund
To pursue its investment objective, the Fund employs a “long/short” event-driven strategy, which seeks to profit by investing, long and/or short, in the equity and debt securities of companies whose prices Water Island Capital, LLC (the “Adviser”) believes are or will be impacted by a publicly announced or anticipated corporate event. The strategy may invest both long and short across various industries/sectors, market capitalizations, and credit qualities, and in both U.S. and foreign securities, seeking what the Adviser believes are the most favorable event opportunities across the globe. By focusing on event opportunities, the Adviser aims to generate a return profile that is more correlated to the outcomes of each idiosyncratic event rather than the overall direction of broader equity and credit markets.	✓	✓
Corporate events may take the form of “hard” catalysts or “soft” catalysts as described below. The Fund may invest in both hard and soft catalysts, though under normal market conditions the Adviser expects to focus on hard catalyst events – predominantly definitive merger arbitrage investments. Other approaches to event-driven investing in which the Adviser may engage include special situations and other types of arbitrage trades, such as convertible arbitrage and capital structure arbitrage. The Fund will invest in catalysts without bias toward a company’s capital structure, allowing the Fund to position its investments in both equity and credit instruments, selecting whichever security the Adviser	✓	✓

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AltShares Event-Driven ETF	Target Fund	Acquiring Fund
believes offers the greatest reward-to-risk ratio for a given event opportunity.
Hard Catalysts: Investment opportunities predicated on hard catalysts tend to be characterized by more definitive outcomes, shorter timelines, and lower levels of volatility. The most common example of a hard catalyst is definitive, publicly announced mergers and acquisitions (“M&A”) whereby a legally binding merger agreement is in place, but hard catalysts may also take other forms including, but not limited to, Dutch tenders (whereby an offer is made to purchase securities within a given price range through an auction structure, wherein shareholders are invited to sell shares over a specific time period by specifying the lowest price within the range that they will accept), yield-to-call opportunities (whereby a company or other entity’s callable bonds are purchased and held until the next anticipated call date, at which point they may be redeemed prior to maturity), and spin-offs (pre-completion, whereby a company has announced its intent to separate its business into two or more separately traded independent entities, which may be able to unlock more shareholder value on a standalone rather than combined basis).	✓	✓
Soft Catalysts: Investment opportunities predicated on soft catalysts tend to be characterized by less certain outcomes, longer timelines, and greater levels of risk – though also commensurate greater potential reward. Examples of soft catalysts include a broad range of events spurred by company-specific, industry-wide, or broad economic conditions such as speculated M&A (whereby certain M&A are anticipated, rumored or in negotiations but are not yet definitive), asset sales, spin-offs (post-completion, whereby a company has completed the separation of its business into two or more separately traded independent entities), turnaround plans, management changes, activist campaigns, transformational M&A (post-completion), corporate levering/de-levering, credit refinancings, recapitalizations, restructurings, and other corporate reorganizations and re-rating opportunities.	✓	✓
The Adviser generally engages in active and frequent trading of portfolio securities to achieve the Fund’s principal investment objective. The Adviser generally seeks to maintain a fully invested portfolio; however, for various reasons, there may be times when the Fund may hold a significant portion of its assets in cash or cash equivalents, including money market and similar cash management funds, money market instruments such as Treasury	✓	✓

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AltShares Event-Driven ETF	Target Fund	Acquiring Fund
bills, and other short-term or temporary investments. Such instances may occur for defensive purposes in response to adverse market, economic, political, or other conditions; to preserve the Fund’s ability to capitalize quickly on new market opportunities; because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments; or for other reasons, such as after a period in which several catalysts held by the Fund close in a similar timeframe, yet before capital is redeployed to other opportunities.
In addition, the Fund will hold a higher percentage of its assets in long positions (i.e., the Fund will be “net long”). The Fund’s net long exposure may exceed 100% of the Fund’s net assets.	✓	✓
The Fund may maintain long and short positions through the use of derivative instruments, including swap agreements, options, futures, and forward contracts, without investing directly in the underlying asset. The Fund may use derivative instruments to attempt to both increase the return of the Fund and hedge (protect) the value of the Fund’s assets. Investments in derivative instruments may have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to exposures that exceed the Fund’s total assets and may result in losses that exceed the amount the Fund invested. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as “junk bonds.” Furthermore, the Fund may invest in exchange-traded funds (“ETFs”).	✓	✓
The Fund is not limited with respect to issuer, geography, market capitalization, credit quality, sector or industry. The Fund is non-diversified, which means that it may invest a greater portion of its assets in one or a limited number of issuers and may invest overall in a smaller number of issuers than a diversified fund.	✓	✓

Principal Risks

The principal risks for the Target Fund and the Acquiring Fund are the same, as shown in the table below. The table compares the principal risks of the investing in the Target Fund, as

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identified in the Target Fund’s summary prospectus, with the principal risks of the Acquiring Fund, as identified in the Acquiring Fund’s summary prospectus. The principal risks of the Acquiring Fund are not expected to change once the Reorganization occurs. As with all funds, investing in the Target Fund or the Acquiring Fund entails risks that could cause the Fund and the Fund’s investors to lose money.

AltShares Event-Driven ETF
Principal Risks	Target Fund	Acquiring Fund
Merger Arbitrage Risk: The principal risk associated with the Fund’s merger arbitrage investment strategy is that the proposed corporate reorganizations in which the Fund invests may not be completed or may be completed on less favorable terms than originally anticipated, in which case the Fund may realize losses.	✓	✓
Short Sale Risk: The Fund may obtain short exposure by borrowing a security to sell or by trading a derivative instrument, such as a future, forward or swap. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. There is no theoretical ceiling to the price of a shorted security. Therefore, securities sold short have unlimited risk. Short sales also expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. When the Fund sells a security short, it must maintain cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper, and long equity positions). The need to maintain cash or other liquid assets could limit the Fund’s ability to pursue other opportunities as they arise. Short exposure generally introduces more risk to the Fund than long positions. It is also possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund.	✓	✓

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AltShares Event-Driven ETF
Principal Risks	Target Fund	Acquiring Fund
Event-Driven Risk: Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated, or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses, impacting its shares negatively.	✓	✓
Special Situations Risk: The Fund may seek to benefit from “special situations,” such as mergers, acquisitions, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers, or other unusual events expected to affect a particular issuer. Investing in special situations carries the risk that certain of such situations may not happen as anticipated or the market may react differently than expected to such situations. The securities of companies involved in special situations may be more volatile than other securities, may at times be illiquid, or may be difficult to value. Certain special situations carry the additional risks inherent in difficult corporate transitions and the securities of such companies may be more likely to lose value than the securities of more stable companies.	✓	✓
Active Management Risk: The Fund is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.	✓	✓
Market Risk: The value of the Fund’s investments, and the net asset value (“NAV”) of the Fund, will fluctuate over time, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an entire industry, or the market as a whole. Securities markets may experience short-term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the value of the Fund’s investments, and investors could lose money due to this price fluctuation. The value of a security may decline due	✓	✓

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AltShares Event-Driven ETF
Principal Risks	Target Fund	Acquiring Fund
to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates, changes in interest rates, or adverse investor sentiment. Geopolitical risks, including terrorism, war and sanctions, and environmental and public health risks (such as natural disasters, epidemics and pandemics), may add to instability in world economies and markets generally. This uncertainty could lead to corporate events such as mergers, acquisitions, and restructurings breaking, forcing the Fund to allocate assets to other strategies. The extent and duration of such market disruptions cannot be predicted, but could magnify the impact of other risks to the Fund, could have a significant adverse impact on the Fund and its investments, and could result in increased volatility of the Fund’s NAV.
High Portfolio Turnover Risk: The Fund normally expects to engage in active and frequent trading and expects to have a high portfolio turnover rate (over 100%). This may increase the Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.	✓	✓
Hedging Risk: Instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedges may not be perfect or may not work as expected, adversely affecting performance. The success of the Fund’s hedging strategies will be subject to the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the Fund’s portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.	✓	✓
Concentration Risk: If a large percentage of mergers or other corporate events taking place within the U.S. are within one industry over a given period of time, the Fund may invest a

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AltShares Event-Driven ETF
Principal Risks	Target Fund	Acquiring Fund
large portion of its assets in securities of issuers in a single industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.	✓	✓
Sector Risk: The securities of companies in the same or related businesses (“sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and may adversely affect the value of the Fund’s portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or if the Fund’s portfolio was diversified across a greater number of sectors. Some sectors have particular risks that may not affect other sectors.	✓	✓
Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.	✓	✓
Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased), and swap contracts.	✓	✓
Swap Risk: The Fund may enter into total return swaps to gain investment exposure to the underlying security or

38

AltShares Event-Driven ETF
Principal Risks	Target Fund	Acquiring Fund
securities in a more efficient or economically attractive manner than direct ownership. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may use swaps for any investment purpose, including as part of a merger arbitrage or event-driven strategy involving pending corporate reorganizations. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.	✓	✓
Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.	✓	✓
Counterparty Risk: The Fund may enter into various types of derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, because contract performance depends, in part, on the financial condition of the counterparty. If a privately negotiated over-the-counter	✓	✓

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AltShares Event-Driven ETF
Principal Risks	Target Fund	Acquiring Fund
contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.
Temporary Investment/Cash Management Risk: The Fund may hold a significant portion of its assets in cash, money market or similar cash management funds, or short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. These investments may include money market instruments such as Treasury bills, securities issued by the U.S. Government, its agencies or instrumentalities, bankers’ acceptances, commercial paper, and repurchase agreements for the above securities, and investment companies that invest primarily in such instruments. To the extent the Fund maintains cash or holds short-term investments, the Fund may not achieve its investment objective and may also be subject to additional risks, including market, interest rate, and credit risk.	✓	✓

ETF Risk: As an ETF, the Fund is subject to the following risks:

Premium-Discount Risk: Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing shares or receive less than NAV when selling shares.

Secondary Market Trading Risk: Investors buying or selling shares in the secondary market may pay bid-ask spreads, brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell shares. There can be no assurance that an active or liquid trading market for shares will develop or be maintained or that the shares will continue

	✓	✓

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AltShares Event-Driven ETF
Principal Risks	Target Fund	Acquiring Fund

to be listed. In addition, trading in shares on the Exchange may be halted.

Cash Transactions Risk: The Fund may effect redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Accordingly, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may recognize gains on sales of portfolio holdings. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund redeemed its shares principally in-kind, may be passed on to Authorized Participants (“APs”) in the form of transaction fees. As a result, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

International Closed Market Trading Risk: Because certain of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund’s NAV. As a result, shares may appear to trade at a significant discount or premium to NAV. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Flash Crash Risk: Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading.

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AltShares Event-Driven ETF
Principal Risks	Target Fund	Acquiring Fund
Authorized Participants Concentration Risk: The Fund may have a limited number of financial institutions that may act as APs. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV like closed-end fund shares and may face delisting from the Exchange.
Small and Medium Capitalization Securities Risk: Securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These securities may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium sized companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group.	✓	✓
Investment Company and ETF Risk: Investing in securities issued by other investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.	✓	✓
Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with the occurrence of adverse events affecting a particular issuer than a diversified fund.	✓	✓
Leverage Risk: If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by	✓	✓

42

AltShares Event-Driven ETF
Principal Risks	Target Fund	Acquiring Fund
borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund’s NAV may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.
Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies held by the Fund (and any dividends and interest earned) may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the U.S., may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.	✓	✓
Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. The return of currency forward and futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and may prevent the Fund from realizing gains from an increase in the value of the currency. In addition to	✓	✓

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AltShares Event-Driven ETF
Principal Risks	Target Fund	Acquiring Fund
currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks.
Interest Rate Risk: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Fund’s debt securities and preferred securities and, accordingly, the Fund’s share price.	✓	✓
Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants to make a market in fixed-income securities, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. To enhance investment value and/or protect shareholder rights, from time to time, the Fund may participate in various types of litigation, including but not limited to shareholder appraisal rights petitions and class action lawsuits. If the Fund exercises its appraisal rights, it may experience limited liquidity on its investment while the subject securities are being appraised. Illiquid and relatively less liquid investments may be harder to value, especially in turbulent markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.	✓	✓
Large Shareholder Risk: Certain shareholders, including the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund’s shares. Redemptions by large shareholders could have a significant negative impact on the Fund and transactions by large shareholders may account for a large percentage of the trading volume on the Exchange	✓	✓

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AltShares Event-Driven ETF
Principal Risks	Target Fund	Acquiring Fund
and may, therefore, have a material upward or downward effect on the market price of the shares.

Fundamental Investment Policies

The Acquiring Fund will have the same fundamental investment policies as the Target Fund. The table below compares the Funds’ fundamental investment policies. A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a fund present at a meeting where the holders of more than 50% of the outstanding shares of a fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a fund. Shares of a Fund will be voted separately on matters affecting only the Fund, including approval of changes in the fundamental investment policies of the Fund. Except for the fundamental investment limitations identified below, each Fund’s investment policies and limitations described in this Information Statement/Prospectus are not fundamental and may be changed without shareholder approval.

AltShares Event-Driven ETF
Target Fund	Acquiring Fund
1. The Fund may not issue senior securities other than to evidence borrowings or short sales as permitted under the 1940 Act.	Same.

2. The Fund may not borrow money except that the Fund may borrow:

a. from banks to purchase or carry securities or other investments,

b. from banks for temporary or emergency purposes, or

c. by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

Same.
3. The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund	Same.

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may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.
4. The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Notwithstanding the foregoing, if a large percentage of investment opportunities occurring within the U.S. are within one industry over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time. Examples of such investment opportunities for the Fund include, but are not limited to: announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, management change, institution of shareholder-friendly practices, regulatory changes, litigation, earnings results and outlook, and changes in industry or sector fundamentals.	Same.
5. The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.	Same.
6. The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.	Same.
7. The Fund may not lend any of its assets, except that the Fund may lend up to 1/3 of its portfolio securities.	Same.
8. The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.	Same.
9. The Fund may not pledge, mortgage or hypothecate its assets, except to secure borrowings.	Same.
10. The Fund may not invest in companies for the purpose of exercising control or management.	Same.

Comparison of Portfolio Turnover

Each of the Target Fund and its corresponding Acquiring Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual

46

fund operating expenses or in the example above, affect a fund’s performance. The following table shows the Target Fund’s portfolio turnover rate for the six-month fiscal period ended November 30, 2025 and for the fiscal year ended May 31, 2025. No portfolio turnover rate is shown for each corresponding Acquiring Fund because it is not yet operational. The Adviser expects the portfolio turnover rate for the Acquiring Fund to be comparable to the rate for the corresponding Target Fund.

Target Fund	Portfolio Turnover Rate (six-month fiscal period ended November 30, 2025)	Portfolio Turnover Rate (fiscal year ended May 31, 2025)
AltShares Event-Driven ETF	214%	480%

Comparison of Fund Performance

For the Reorganization, the Acquiring Fund will be the surviving legal entity, and the Acquiring Fund will adopt the accounting history of its predecessor Target Fund. As of the date of this Information Statement, the Acquiring Fund has not commenced operations and, therefore, does not have calendar year performance information. As a result, the Acquiring Fund will assume the performance history of the Target Fund when the Reorganization closes.

The following performance information indicates some of the risks of investing in the Target Fund through the time periods shown. Because the Acquiring Fund will assume the performance history of the Target Fund in the Reorganization, the following performance information also indicates some of the risks of investing in the Acquiring Fund.

The bar chart shows the Target Fund’s performance for the calendar years ended December 31. The annual returns bar chart demonstrates the risks of investing in the Acquiring Fund by showing how the predecessor Target Fund’s performance has varied from year to year.

The table illustrates how the Target Fund’s average annual returns for the 1-year, 5-year and since inception periods, which include returns of Class I shares of its predecessor mutual fund, the Water Island Long/Short Fund, for periods prior to September 20 2021, compare with those of the Standard & Poor’s 500® Index, ICE BofA U.S. 3-Month Treasury Bill Index and the Bloomberg U.S. Aggregate Bond Index. Unlike the Target Fund’s returns, these index returns do not reflect any deductions for fees, expenses or taxes.

The table also presents the impact of taxes on the returns of the Fund’s shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end

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of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at net asset value and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

The Target Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s Website at www.altsharesetfs.com/evnt or by calling the Fund toll-free at (855) 955-1607.

During the period shown in the bar chart, the best performance for a quarter was 6.75% (for the quarter ended September 30, 2024). The worst performance was (6.94)% (for the quarter ended June 30, 2022. The year-to-date return through March 31, 2026 is 1.47%.

Average Annual Total Returns as of 12/31/2025	One year	Five Years	Since Inception*
AltShares Event-Driven ETF
Return Before Taxes	13.57%	3.78%	5.51%
Return After Taxes on Distributions	11.57%	1.52%	3.95%
Return After Taxes on Distributions and Sale of Fund Shares	8.16%	1.90%	3.68%
Standard & Poor’s 500® Index (reflects no deduction for fees, expenses, or taxes)**	17.88%	14.42%	13.42%
ICE BofA U.S. 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)***	4.18%	3.17%	1.98%
Bloomberg U.S. Aggregate Bond Index****	7.30%	(0.36)%	1.88%

*	The Target Fund’s inception date is September 20, 2021. Prior to that date, the Target Fund operated as a mutual fund, and the predecessor mutual fund’s inception date was December 31, 2014. High, double-digit returns were primarily achieved during favorable market conditions. Such returns are atypical and may not be repeatable.

**	The Standard and Poor’s 500® Index, or simply the S&P 500, is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the U.S.

***	The ICE BofA U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

**** The Bloomberg U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The indexes are calculated on a total-return basis, are unmanaged and are not available for direct investment. The indexes reflect no deduction for fees, expenses, or taxes. The Standard & Poor’s 500®

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Index, the ICE BofA U.S. 3-Month Treasury Bill Index and the Bloomberg U.S. Aggregate Bond Index are not intended to, and do not, parallel the risk or investment style of the Fund’s investment strategy.

Capitalization

The following tables set forth, as of November 30, 2025, (a) the unaudited capitalization of the Target Fund’s shares and (b) the unaudited pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has taken place. The Acquiring Fund is a newly-created shell fund that will commence operations upon the closing of the Reorganization. The Target Fund will be the accounting survivor for financial statement purposes. The capitalizations are likely to be different on the Closing Date as a result of daily Target Fund share purchase, sale and market activity.

	Net Assets	Shares Outstanding	Net Asset Value Per Share
AltShares Event-Driven ETF (Target Fund)	$8,961,862	749,320	$11.96
New AltShares Event-Driven ETF (Acquiring Fund) (Pro forma)*	$8,961,862	749,320	$11.96

* Reflects the estimated pro forma capitalization of the Acquiring Fund at November 30, 2025 as though the Reorganization had occurred on November 30, 2025 and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Terms of the Reorganization Agreement

The terms and conditions under which each Reorganization will be completed are contained in the Reorganization Agreement. The following is a summary of the Reorganization Agreement. For additional information, please refer to the copy of the Reorganization Agreement, which is attached to this Information Statement as Appendix A.

Each Reorganization is effectuated by merging the Target Fund into the corresponding Acquiring Fund, which is a newly-created shell vehicle created specifically for acquiring the assets and liabilities of the corresponding Target Fund. Under the Reorganization Agreement, each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for the assumption of all liabilities of the Target Fund by the Acquiring Fund, and shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund as of the close of trading on the NYSE on the Closing Date for the Reorganization (currently, the Closing Date is expected to be September 25, 2026, but could be a later date agreed to by the Target Fund and the Acquiring Fund). The shares of the Acquiring Fund will be distributed pro rata to the shareholders of the Target Fund in complete liquidation of the Target Fund. Holders of shares of the Target Fund will receive the number of shares of the corresponding Acquiring Fund equal in value to the aggregate NAV of the shares of the Target Fund held immediately prior to the Reorganization. As a result of the Reorganization, a shareholder of the Target Fund will have

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approximately the same percentage of ownership in the corresponding Acquiring Fund as such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization. No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of shares of the corresponding Acquiring Fund in the Reorganization. Each Acquiring Fund will open for trading on the Exchange on September 28, 2026.

The Reorganization Agreement contains customary representations, warranties, and conditions. The Reorganization Agreement may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true. The Reorganization Agreement may be terminated or amended by the mutual consent of the parties.

The Board of the Target Funds, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of AltShares Trust (the “Independent Trustees”), has determined, with respect to each Target Fund, that the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Target Fund. Similarly, the Board of the Acquiring Trust, including the Independent Trustees, has determined, with respect to each Acquiring Fund, that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquiring Fund.

Reasons for Reorganizations

The Reorganizations are intended to combine all of the funds that are advised by Water Island into a single, larger trust, which is expected to eliminate redundancies associated with maintaining two separate trusts for these funds and to reduce the costs of administering and operating the funds that comprise the fund complex. While the expected efficiencies and savings will be modest and not likely to materially impact the current expense ratios for the Target Funds at the time of the Reorganizations, it is expected that these efficiencies will result in increased savings over time and will assist in optimizing the structure and operations of the fund complex. Water Island also may realize benefits in connection with the Reorganizations, such as the potential reduction of internal costs associated with maintaining multiple trusts for the portfolios that it advises.

Board Considerations

In approving the Reorganization Agreement, the Board of AltShares Trust, on behalf of each Target Fund, and the Board of Trustees of the Acquiring Trust, on behalf of each Acquiring Fund, including the Independent Trustees of each Board, determined that each Reorganization is in the best interests of each respective Fund and its shareholders and the interests of each respective Fund and its shareholders will not be diluted as a result of the Reorganization. Each Board considered the Reorganizations at meetings held on May 19, 2026.

In determining whether to approve the Reorganization Agreement on behalf of the Target Funds, AltShares Trust’s Board, including the Independent Trustees, considered the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of

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shareholder interests. The Board inquired into a number of matters and considered the following factors, among others, in no order of priority in evaluating the Reorganizations:

●	The Reorganizations are intended to streamline the Water Island fund family and to promote operating efficiencies. The Reorganizations are intended to combine all of the funds that are advised by Water Island into a single, larger trust, which is expected to eliminate redundancies associated with maintaining two separate trusts for these funds and to reduce the costs of administering and operating the portfolios that comprise the fund complex.

●	Each Acquiring Fund is designed to be the same as the corresponding Target Fund with respect to its investment program, and the Adviser will advise the Acquiring Fund after the Reorganization.

●	Each Acquiring Fund has the same name, investment objective, policies (including fundamental policies), principal strategies and principal risks as the corresponding Target Fund.

●	Each Acquiring Fund, which will commence operations upon the consummation of the Reorganization, will assume and publish the operating history and performance record of the corresponding Target Fund.

●	After the Reorganization, each Acquiring Fund will have the same total annual operating expense ratio as that of the corresponding Target Fund as of the date of the Reorganization. Each Acquiring Fund will have the same advisory fee as the corresponding Target Fund, which is structured as a unitary fee, pursuant to which the Adviser pays, subject to certain limitations, substantially all of the Acquiring Fund’s operating expenses out of the advisory fee received.

●	Shareholders of each Target Fund will receive corresponding Acquiring Fund shares with the same aggregate net asset value as their Target Fund shares.

●	After the Reorganization, Acquiring Fund shareholders will continue to be able to purchase and sell shares throughout the trading day at the then-prevailing market price on the Exchange.

●	The Reorganization is not expected to result in adverse tax consequences to Target Fund shareholders.

●	The Target Funds, their shareholders, and the corresponding Acquiring Funds will not bear the costs of the Reorganization.

Further, in considering whether to approve the Reorganizations, the Board recognized that Water Island also may realize benefits in connection with the Reorganizations, such as the potential reduction of internal costs associated with maintaining multiple trusts for the portfolios that it advises. The Board concluded that the potential benefits of the Reorganizations, including the

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elimination of certain redundancies associated with maintaining AltShares Trust as a separate legal entity, supported a decision to approve the Reorganizations. With respect to the Target Funds, the Board also considered the differences between the organizational documents of the Trust and the Acquiring Trust, as described in the section below entitled “Shareholder Rights and Description of Securities to Be Issued.” The Board and the Acquiring Trust Board, including all of the Independent Trustees, concluded that each Reorganization was in the best interests of each Target Fund and the corresponding Acquiring Fund, as well as each Fund’s shareholders, and that the Funds’ respective shareholders would not have their interests diluted as a result of the Reorganization. The determinations on behalf of the Target Funds and the Acquiring Funds were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The Board of Trustees of AltShares Trust and of the Acquiring Trust is composed of the same six members, five of whom are Independent Trustees. Each Board is represented by independent legal counsel.

Federal Income Taxes

The combination of each Target Fund and the corresponding Acquiring Fund in the Reorganizations is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). As a non-waivable condition of the closing of each Reorganization, AltShares Trust will receive a legal opinion from K&L Gates LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a)(1)(F) of the Code. Accordingly, neither a Target Fund nor its shareholders will recognize gain or loss as a direct result of the Reorganization. For each Reorganization, the tax basis of the Acquiring Fund shares received should be the same as the basis of the corresponding Target Fund shares exchanged and the holding period of the Acquiring Fund shares received should include the holding period of the corresponding Target Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested.

To the extent that a portion of a Target Fund’s portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales will depend on the holding periods of the assets sold and the difference between the price at which such portfolio assets were sold and the Target Fund’s basis in those assets. Each Target Fund may experience portfolio turnover due to portfolio repositioning prior to the Reorganization.

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Portfolio Repositioning

Each Target Fund and its corresponding Acquiring Fund use the same investment strategies. No changes in a Target Fund’s portfolio are required to “align” the portfolio with the corresponding Acquiring Fund, because each Acquiring Fund uses the same investment program as the corresponding Target Fund.

However, a Target Fund may hold shares of non-US companies traded on foreign securities markets, including in markets that do not permit the in-kind transfer of securities from one fund to another fund. If a Target Fund still holds a position in such a market as the Closing Date approaches, the Target Fund will have to sell its position, transfer the cash to the corresponding Acquiring Fund in the Reorganization, and the Acquiring Fund could acquire a new position in the same security, if desired, after the Closing Date or establish a position in different securities after the Reorganization.

Currently, the Adviser does not anticipate holding any securities that cannot be transferred “in-kind” to the Acquiring Fund. However, if the Fund holds any securities at the Closing Date that cannot be transferred “in kind” they will have to be sold. This means that the Target Fund will realize and recognize capital gains/losses. These capital gains/losses are added to other capital gains/losses the Target Fund has realized and recognized during the Target Fund’s taxable year. The Target Fund would also have to pay brokerage or other transaction costs and local transfer taxes for foreign securities transactions if a portfolio position must be sold because it cannot transfer “in kind.” Such costs are not anticipated to be reimbursed by the Adviser, and currently the Adviser expects such costs to be less than $5,000.

Expenses of the Reorganizations

The costs of the Reorganizations will be borne by the Adviser. The costs associated with the Reorganizations are expected to be approximately $100,000, not including the brokerage costs, if

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any, associated with the sale of security position(s) held by the Target Funds before the closing date of the Reorganization. The Adviser believes that each Acquiring Fund will incur de minimis costs, if any, to reposition its investment portfolio after the Reorganization.

Share Certificates

No certificates for shares of the Acquiring Funds will be issued in connection with the Reorganization.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

The Investment Adviser

Water Island Capital, LLC, a Delaware limited liability company (also referred to as the “Adviser”), is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to each Target Fund and its corresponding Acquiring Fund. Water Island has been an investment adviser to each Target Fund since inception. The Adviser is located at 104 Fifth Avenue, 9th Floor, New York, New York 10011. The Adviser was formed in 2000 and as of May 31, 2026 had approximately $1.2 billion in assets under management. The Adviser is responsible for overseeing the management and business affairs of each Fund and has discretion to purchase and sell securities in accordance with each Fund’s objectives, policies, and restrictions, subject to the authority of and supervision by the Board. The Adviser continuously reviews, supervises, and administers the Funds’ investment programs.

The Acquiring Trust, on behalf of each Acquiring Fund, and the Adviser have entered into an Investment Advisory Agreement (“Advisory Agreement”). Pursuant to that Advisory Agreement, each Acquiring Fund pays the Adviser an annual advisory fee based on its average daily net assets for the services and facilities it provides payable at the annual rates set forth below:

Fund	Advisory Fee
AltShares Merger Arbitrage ETF AltShares Event-Driven ETF	0.75% 1.25%

The Adviser agrees to pay all expenses of each Fund, except for the (i) the compensation payable to the Adviser under the Advisory Agreement, (ii) payments under the Funds’ Rule 12b-1 plan, if applicable, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), (viii) any securities-lending related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto).

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement with respect to each Target Fund is available in AltShares Trust’s Annual Financial Statements and Additional Information for the year ended May 31, 2025. A discussion regarding the basis for

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each Acquiring Fund Board’s approval of the advisory agreement between Adviser and the Acquiring Fund will be available in the Semi-Annual Financial Statements and Additional Information for the period ending November 30, 2026, which will be on file with the SEC on the EDGAR system, (1940 Act File No. 811-09815).

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses of the AltShares Merger Arbitrage ETF in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time. Effective September 30, 2022, the Adviser has voluntarily agreed to reduce the advisory fee for the Merger Arbitrage ETF to 0.55% of the Fund’s average daily net assets when the Fund’s assets are under $100 million, and to reduce the advisory fee to 0.65% of the Fund’s average daily net assets when the Fund’s assets are $100 million or more but less than $200 million. No waiver will apply once the Fund’s net assets reach $200 million. This voluntary arrangement may be eliminated by the Adviser at any time.

The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty by the Board of Trustees or by a majority of the outstanding shares on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to the Funds. The Advisory Agreement automatically terminates if it is assigned.

Portfolio Managers

Each Target Fund and the corresponding Acquiring Fund are managed by the following co-portfolio managers, who are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio.

Portfolio Managers	Target Fund	Acquiring Fund
Christopher Plunkett, Eric Becker, and John S. Orrico, CFA	AltShares Merger Arbitrage ETF	AltShares Merger Arbitrage ETF
Eric Becker, John S. Orrico, CFA, and Matthew Osowiecki	AltShares Event-Driven ETF	AltShares Event-Driven ETF

Christopher Plunkett, Eric Becker, and John S. Orrico, CFA are portfolio managers of the AltShares Merger Arbitrage ETF. Mr. Plunkett is the lead portfolio manager of the Fund.

Eric Becker, John S. Orrico, CFA, and Matthew Osowiecki are portfolio managers of the AltShares Event-Driven ETF. Mr. Becker is the lead portfolio manager of the Fund.

Eric Becker joined the Adviser in 2010 and serves as portfolio manager of the Merger Arbitrage ETF and the Event-Driven ETF. Prior to becoming a portfolio manager in 2020, Mr. Becker served as a senior investment analyst of the Adviser. Prior to joining the Adviser, Mr. Becker worked for the Electronic Trading and Product Development divisions of Bloomberg Tradebook. Mr. Becker

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received an Executive MBA from Cornell University and a BS in Business Administration from Bucknell University.

John S. Orrico, CFA serves as Co-Chief Investment Officer of the Adviser and also serves as the President and Chairman of the Board of AltShares Trust and of the Acquiring Trust. Prior to organizing the Adviser in January 2000, Mr. Orrico assisted in the management of private trusts and entities employing merger arbitrage strategies. Mr. Orrico received a bachelor’s degree from Georgetown University in 1982, with a double major in Finance and International Management. Mr. Orrico achieved the Chartered Financial Analyst designation in 1988.

Matthew Osowiecki joined the Adviser in 2007 and currently serves as Co-Chief Investment Officer of the Adviser and a portfolio manager of the Event-Driven ETF. Prior to being promoted to portfolio manager of the Adviser in 2016, Mr. Osowiecki served as a senior equity analyst. Before joining the Adviser, Mr. Osowiecki worked in the Investment Product Division of The Hartford and as a project manager in commercial development. Mr. Osowiecki received a BS in Finance from the University of Connecticut.

Christopher Plunkett joined the Adviser in 2012 and serves as portfolio manager of the Merger Arbitrage ETF, and Director of Technology and Quantitative Systems of the Adviser. Prior to joining the Adviser, Mr. Plunkett held roles at Marathon Asset Management in operations and trading. Mr. Plunkett received a BS in Finance from Quinnipiac University.

The Acquiring Funds’ Statement of Additional Information dated July 28, 2026, which is incorporated by reference, provides additional information about each portfolio manager’s compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Target Funds.

Index Provider

Water Island Indices LLC created the Underlying Index and serves as Index Provider for the AltShares Merger Arbitrage ETF. Water Island Indices LLC has entered into an index licensing agreement with the Adviser to allow the Adviser’s use of the Underlying Index for the operation of the AltShares Merger Arbitrage ETF. The Adviser has entered into a sub-licensing agreement to allow the AltShares Merger Arbitrage ETF to utilize the Underlying Index.

Water Island Indices LLC has entered into an agreement with Solactive AG to calculate, publish and disseminate the Underlying Index. The AltShares Merger Arbitrage ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Index trademark or the Index Price at any time or in any other respect. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Adviser, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the AltShares Merger Arbitrage ETF. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Index trademark for the purpose of use in connection with the AltShares Merger Arbitrage ETF constitutes a

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recommendation by Solactive AG to invest capital in said Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this Fund.

The Adviser does not guarantee the accuracy or the completeness of any Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, to the owners of shares of the AltShares Merger Arbitrage ETF or to any other person or entity, as to results to be obtained by the AltShares Merger Arbitrage ETF from the use of an Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to an Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Other Service Providers

Each Acquiring Fund will use the same service providers as currently used by its corresponding Target Fund:

Role	Service Provider
Administrator	State Street Bank and Trust Company, State Street Financial Center, One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016
Fund Accounting Agent	State Street Bank and Trust Company, State Street Financial Center, One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016
Transfer Agent	State Street Bank and Trust Company, State Street Financial Center, One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016
Custodian	State Street Bank and Trust Company, State Street Financial Center, One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016
Distributor	Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310, Philadelphia, PA 19103

Information about the Acquiring Funds’ administrator, fund accountant, transfer agent, and custodian can be found in the Acquiring Funds’ Statement of Additional Information relating to the Reorganizations dated July 28, 2026, which is incorporated by reference.

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Purchase, Sale and Pricing of Fund Shares

The procedures for purchase and sale of shares of the Target Fund and the Acquiring Fund are the same. Additional information about the purchase, redemption and pricing can be found in the prospectuses for the Target Fund and the Acquiring Fund.

Sales Loads

Neither the Target Fund nor the Acquiring Fund charge a front-end sales load or a deferred sales load.

Rule 12b-1 Plan (or Plan)

Each Acquiring Fund and each Target Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees to the Funds’ Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides such services, the Funds may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Funds, however, and there are no current plans to impose these fees. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the Funds because they would be paid on an ongoing basis.

Purchases and Sales of Fund Shares

Target Funds and Corresponding Acquiring Funds. ETF shares can be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price throughout the trading day, like other shares of publicly traded securities. ETF shares are bought and sold at market prices, rather than the NAV, and shares may trade at a price greater or less than the NAV. There is no minimum investment for purchases made on the listing exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares.

Individual shareholders do not pay a redemption fee to the Funds when selling shares on the exchange. When a shareholder purchases or sells shares on the exchange, the purchase and sale are handled through the shareholder’s brokerage account.

In addition to any brokerage commission, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “bid” price) and the price at which they are willing to sell the shares (the “ask” price). The spread with respect to an ETF’s shares varies over time based on the ETF’s trading volume and market liquidity, and is generally lower (or narrow) if the ETF has a lot of trading volume and market liquidity and higher (or wider) if the ETF has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the ETF shares when they buy or sell ETF shares in the secondary market.

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Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of shares directly with the Funds. Purchase and redemption activity conducted by Authorized Participants directly with a Fund will be done in increments of 10,000 share Creation Units. A fee (called a “Transaction Fee”) is expected to be charged to Authorized Participants who create or redeem Fund shares in Creation Units. The Funds’ standard Transaction Fee is $250, and a Fund may impose a variable Transaction Fee of up 2% of the value of the Creation Unit(s) being purchased. Under normal circumstances, a Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day and are effected at the NAV as next determined after the receipt of an order in proper form. The value of the minimum initial and subsequent investment by an Authorized Participant varies with the value of this basket of assets specified by the ETF each day. Authorized Participants may only purchase and redeem shares in Creation Units by submitting an order through a Fund’s transfer agent to its distributor. More information about the purchase and sale of ETF shares in Creation Units can be found in the Acquiring Funds’ Statement of Additional Information relating the Reorganizations under the heading “Transactions in Creation Units.”

Purchase and redemption activity conducted by Authorized Participants directly with a Fund is subject to a Transaction Fee. A Transaction Fee is charged on each Creation Unit and is paid by Authorized Participants who create or redeem shares in Creation Units. The amount of the Transaction Fee can change from time to time and the specific amount is announced to Authorized Participants before the fee changes.

No Exchange Privilege. There is no exchange privilege for the Funds. This means that to exit an investment in a Fund, a shareholder will need to sell the shares in the secondary market at the then-current market price and may incur a brokerage commission or other fee to do so.

Pricing

The procedures for calculating the NAV of shares are the same for both the Target Funds and the corresponding Acquiring Funds.

Net Asset Value. The NAV per share of each Fund will be determined on each day the New York Stock Exchange (“NYSE”) is open for business and will be computed by determining the aggregate market value of all assets of each Fund less its liabilities, and then dividing by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day (normally 4:00 p.m. Eastern Time). Each Fund generally values portfolio securities at market value. Swap agreements are valued based on the market value of the underlying reference asset.

Fair Value Pricing. If market quotations are not available or reliable, the Funds will value securities at their fair value as determined in good faith under the supervision of the Board of Trustees. The Board of Trustees has designated the Adviser as each Fund’s “valuation designee”

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responsible for the performance of the Funds’ fair valuations determinations. The fair value of a security is the amount which each Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate provided by an independent source. If a significant event that affects the valuation of a foreign security occurs between the close of the foreign security’s primary exchange and the time the Fund calculates its NAV, the Funds will fair value the foreign security to account for this discrepancy. In addition, since certain foreign securities may trade on weekends or days when a Fund does not price its shares, the value of these securities may change on days when Fund shares cannot be purchased or redeemed. The usage of fair valuation and the trading of portfolio securities at times when the NYSE is not open may cause the performance of the AltShares Merger Arbitrage ETF, based either on the NAV or market value of its shares, to diverge (materially) from the performance of the Underlying Index.

Active Investors and Market Timing

The Target Funds and the corresponding Acquiring Funds have the same policies regarding frequent trading and market timing.

Unlike frequent trading of shares of a traditional open-end mutual fund, (i.e., not ETF shares), frequent trading of exchange traded shares on the secondary market does not disrupt portfolio management, increase the ETF’s trading costs, lead to realization of capital gains, or otherwise harm ETF shareholders.

Also, with regard to transactions in Creation Units, shares can only be purchased and redeemed directly from a Fund in Creation Units and only by Authorized Participants. Further, to the extent that Creation Unit transactions are effected in-kind (i.e., for securities), those trades do not cause the harmful effects to the Fund that may result from frequent cash trades. In addition, to the extent that such trades are effected in whole or in part in cash, which could result in dilution to an Acquiring Fund and increased transaction costs that negatively impact the Acquiring Fund’s ability to achieve its investment objective, the Board of Trustees noted that direct trading by Authorized Participants is critical to enabling shares to trade at or close to NAV. The Acquiring Funds may also employ fair valuation pricing, which may minimize potential dilution from market timing.

In addition, each Acquiring Fund imposes Transaction Fees on purchases and redemptions of shares to offset transfer and other costs associated with the purchase and redemption of shares of the Acquiring Fund in Creation Units. The Transaction Fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems any Creation Unit(s) and is generally the same regardless of the net number of Creation Units purchased or redeemed by an Authorized Participant on the applicable day. Because each Acquiring Fund will generally transact for Creation Units in kind, Authorized Participants will also bear the costs of transferring the securities to and from the Acquiring Fund, including any stamp duty or other similar fees and expenses.

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Given these considerations, the Acquiring Trust’s Board of Trustees determined that it is not necessary to adopt policies and procedures to detect and deter market timing in shares of the Acquiring Funds.

Dividends, Distributions and Taxes

Fund Distributions. Each Fund generally pays out dividends from its net investment income, if any, and distributes its net capital gains, if any, to shareholders at least annually. Each Fund typically earns dividends from stocks in which it invests and may generate net gains from certain foreign currency transactions. These amounts, net of expenses, are distributed to Fund shareholders as “income dividends.” Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain dividends.”

Brokers may make available to their customers who own Shares the DTC book-entry dividend reinvestment service. To determine whether this service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Funds’ shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both net income and net realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market. Without this service, investors would receive all their distributions in cash.

Federal Income Taxes

The following is a summary of the material federal income tax considerations applicable to an investment in shares. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), and U.S. Treasury regulations promulgated thereunder as in effect on the date of this Combined Information Statement/Prospectus and judicial and administrative interpretations thereof publicly available at that date, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a shareholder holds shares as “capital assets” (within the meaning of the Code) and does not hold shares in connection with a trade or business. This summary does not address all potential federal income tax considerations possibly applicable to shareholders who hold shares through a partnership (or other pass-through entity) or to shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in shares based on their particular circumstances. Additional tax information appears in each Fund’s Statement of Additional Information.

As with any investment, you should consider how your investment in shares will be taxed. Unless your investment in shares is made through a tax-exempt entity or tax-deferred arrangement, such as an IRA or 401(k) plan, you need to be aware of the possible tax consequences when the Funds make distributions and when you sell your shares.

Federal Income Tax Status of the Funds. Each Fund intends to qualify for its first and each subsequent taxable year, to be treated as a “regulated investment company” under Subchapter M of Chapter 1 of Subtitle A of the Code. As such, a Fund (but not its shareholders) generally pays no federal income tax on the net income and net realized gains it distributes to its shareholders.

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Taxes on Distributions. Distributions from a Fund’s net investment income (other than “qualified dividend income” (“QDI”)), including distributions of the Fund’s net realized short-term capital gains and certain foreign currency gains, if any, are taxable to you as ordinary income. Distributions by a Fund of net long-term capital gains in excess of net short-term capital loss (“net capital gain”) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by a Fund that qualify as QDI are taxable to you at long-term capital gain rates (which are lower than the rates for ordinary income). In order for a distribution to you by a Fund to be treated as QDI, (1) the Fund itself must receive QDI from domestic corporations and certain qualified foreign corporations, (2) the Fund must meet holding period and other requirements with respect to the stocks on which the QDI was paid, and (3) you must meet similar requirements with respect to the Fund’s shares. In general, your distributions are subject to federal income tax for the calendar year when they are paid; certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Income dividends and capital gain distributions paid to an individual, estate, or trust from a Fund will be subject to a 3.8% tax on the lesser of the shareholder’s (a) “net investment income” or (b) “modified adjusted gross income” exceeding $200,000 (or $250,000 if married and filing jointly) (“Investment Income Tax”).

If you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your shares). Any gain resulting from the sale or exchange of shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the shares.

A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. A Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if a Fund invests more than 50% of its assets in the stock or securities of foreign corporations at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholders to either (i) credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Although in some cases a Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

If you are a resident or a citizen of the U.S., back-up withholding will apply to your distributions and proceeds of sales of shares if you have not provided a correct Social Security number or other taxpayer identification number and made other required certifications or if otherwise required by the Internal Revenue Service (“IRS”).

Taxes on Exchange-Listed Shares Sales. Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Gains recognized from the sale or exchange of shares will be subject to the Investment Income Tax.

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Capital loss realized on the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for one or more Creation Unit(s) generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Unit(s) at the time and the exchanger’s aggregate basis in the securities surrendered and any cash paid. An Authorized Participant who exchanges one or more Creation Unit(s) for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit(s) and the aggregate market value of the securities received and any cash received on the redemption. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the grounds that under such a transaction there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether and when such a loss might be deductible.

The Funds have the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund shares so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Funds also have the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Any capital gain or loss realized upon redemption of a Creation Unit is generally treated as long-term capital gain or loss if the shares in the Creation Unit have been held for more than one year and as a short-term capital gain or loss if those shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing the number of shares and at what price you purchased or redeemed them.

Investment in Underlying ETFs. A Fund will not be able to offset gains distributed by one underlying ETF in which it invests against losses in another underlying ETF in which the Fund invests. Sales of shares in an underlying ETF, including those resulting from changes in the allocation among underlying ETFs, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on sales of shares in the underlying ETFs may be deferred under the wash sale rules. As a result of these factors, the investment of a Fund in underlying ETFs could affect the amount, timing, and character of distributions to shareholders.

Additional Information. Shareholders that are non-resident aliens or foreign entities will generally be subject to withholding of U.S. federal income tax at the rate of 30% of all ordinary dividends if there is no applicable tax treaty or if they are claiming reduced withholding under a tax treaty and have not properly completed and signed the appropriate IRS Form W-8. Provided that the appropriate IRS Form W-8 is properly completed and provided to the applicable withholding agent, long-term capital gains distributions and proceeds of sales are not subject to withholding

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for foreign shareholders. An exception from withholding also applies to properly reported “interest-related dividends” and “short-term capital gain dividends.”

Withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Distributions from a Fund may also be subject to state, local, and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Investors who hold their Fund shares through an intermediary are subject to the intermediary’s policies. Contact your financial intermediary for any questions you may have.

FINANCIAL HIGHLIGHTS

The fiscal year end of each Target Fund and the corresponding Acquiring Fund is May 31. The financial highlights for each Target Fund are included in Appendix B and have been derived from financial statements audited by Cohen & Company, Ltd. except for information provided for the six month-period ended November 30, 2025, which is unaudited.

The financial highlights of each Target Fund are also contained in: (i) the annual financial statements on Form N-CSR of the Target Fund for the fiscal year ended May 31, 2025, which have been audited by Cohen & Company, Ltd., the registered independent public accounting firm for each Target Fund and the corresponding Acquiring Fund; and (ii) the semi-annual financial statements on Form N-CSR of each Target Fund for the six months ended November 30, 2025, which are unaudited. The Annual Report and Semi-Annual Report of each Target Fund, which have previously been sent to shareholders, are available on request and without charge by writing to AltShares Trust, c/o State Street Bank and Trust Company, One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts, 02114 or by calling toll-free at (855) 955-1607, and are incorporated by reference into this Combined Information Statement/Prospectus.

As of the date of this Combined Information Statement/Prospectus, the Acquiring Funds have not commenced operations and have no financial highlights. Each Acquiring Fund will assume the accounting history of the corresponding Target Fund at the closing of the Reorganization.

OTHER INFORMATION

Shareholder Information

As of June 1, 2026, there were a total of 3,494,000 shares outstanding of the AltShares Merger Arbitrage ETF and a total of 1,029,320 shares outstanding of the AltShares Event-Driven ETF.

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As of June 1, 2026, no person was known by a Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund, except as follows:

AltShares Merger Arbitrage ETF:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	53.96%	Record
BNY Mellon 525 William Penn Place Pittsburgh, PA 15259	11.67%	Record
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	10.04%	Record
JP Morgan Chase & Co. 4 Chase Metrotech Center Brooklyn, NY 11245	6.55%	Record

AltShares Event-Driven ETF:

Charles Schwab & Co. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	50.07%	Record
JP Morgan Chase & Co.* 4 Chase Metrotech Center Brooklyn, NY 11245	25.01%	Record
National Financial Services LLC** 499 Washington Blvd. Jersey City, NJ 07310	21.46%	Record

* Includes 18.61% beneficial ownership by the Adviser and 6.40% beneficial ownership by John S. Orrico.

**Includes 14.15% beneficial ownership by John S. Orrico.

As of June 1, 2026, John S. Orrico (or the Adviser, which is under Mr. Orrico’s control) beneficially owned 39.17% of the outstanding voting shares of the Event-Driven ETF and is therefore deemed to be a control person of the Fund. Mr. Orrico’s address is: Water

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Island Capital, LLC, Attn: John S. Orrico, Trustee, 104 Fifth Avenue, 9th Floor, New York, NY 10011-6901.

As of June 1, 2026, the Trustees and officers of the Merger Arbitrage ETF (including the Adviser) as a group owned of record 4.97% of the outstanding voting shares of the Fund. As of June 1, 2026, the Trustees and officers of the Event-Driven ETF (including the Adviser) as a group owned of record 39.57% of the outstanding voting shares of the Fund.

A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Shareholder Rights and Description of Securities to Be Issued

Each of The Arbitrage Funds (for purposes of this discussion, the “Acquiring Trust”) and AltShares Trust (together with the Acquiring Trust, the “Trusts”) is organized as a Delaware statutory trust. Each Trust’s operations are governed by its organizational documents and applicable Delaware law. The Acquiring Trust operates in accordance with its Declaration of Trust and By-Laws, as amended from time to time. AltShares Trust operates in accordance with its Trust Instrument and By-Laws, as amended from time to time. The operations of each Trust also are subject to the provisions of the 1940 Act and the rules and regulations thereunder. The Acquiring Trust’s Declaration of Trust and AltShares Trust’s Trust Instrument are each referred to in this discussion as a “Declaration” and collectively as “Declarations.”

While the Trusts are governed by different organizational documents, including separate Declarations, the rights of shareholders of the Acquiring Funds are similar to the rights of shareholders of the Target Funds. Each Trust’s Declaration disclaims shareholder liability for acts or obligations of the Trust or its series and provides for indemnification to a shareholder from being held personally liable solely by reason of his or her being or having been a shareholder.

Each Trust’s Declaration provides that the Board may establish series (that is, funds) in addition to those currently established and that the Board may determine, in its sole discretion, the rights and preferences, voting powers, and privileges of such series relative to any other series. Similarly, each Declaration provides that the Board may divide the shares of any series into separate classes of shares, which may differ as to certain rights and preferences.

Shareholder voting rights under each Declaration are similar. Each Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws, but otherwise permits, consistent with Delaware law, certain actions by the Trustees without seeking the consent of shareholders. Under each Declaration, shareholders of a series are entitled to one vote for each full share held. Voting rights are not cumulative with respect to the election of the Trustees of each Trust. Each Declaration does not require annual meetings of shareholders to be held. Each Declaration provides that any Trustee may be removed at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the respective Trust. Each Declaration further provides for shareholder voting with respect to the election of Trustees, amendments to the Declaration affecting shareholder voting rights, and with respect to such additional matters relating to the Trust as may be required by applicable law, the

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governing documents, or as the Trustees may consider desirable. The Acquiring Trust’s Declaration requires the affirmative vote of a majority of the Trust’s or a series’ interest holders in order to effectuate a merger of the Trust or a series. AltShares Trust’s Declaration permits such action to be taken by a majority of the Trustees and without a shareholder vote.

The primary differences between each Trust’s Declaration include the following. AltShares Trust’s Declaration includes provisions limiting the scope of the Trustees’ fiduciary duties to AltShares Trust, its series or classes, or the shareholders to those imposed by applicable federal law and those included in the Declaration. The Acquiring Trust’s Declaration does not include this limitation. However, each Declaration provides that the Declaration shall not protect any Trustee or officer of the Trust against liability to the Trust, a series or to shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. AltShares Trust’s Declaration also states that ownership of shares shall not entitle the shareholders to any rights under any contract or agreement entered into by AltShares Trust or any series, including, without limitation, any third-party beneficiary rights, privileges, claims or remedies, unless expressly set forth in such agreement. The Acquiring Trust’s Declaration does not include this provision. In addition, AltShares Trust’s Declaration provides that, prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. AltShares Trust’s Declaration also provides that no shareholder or group of shareholders have the right to bring a direct action or claim for monetary damages against AltShares Trust or any series or class or the Trustees predicated upon an express or implied right of action under the Declaration or the 1940 Act (excepting rights of action permitted under Section 36(b) of the 1940 Act), nor shall any shareholder, who is similarly situated to one or more other shareholders with respect to the alleged injury, have the right to bring such an action, unless such group of shareholders or such shareholder has obtained authorization from the Trustees to bring the action. The Acquiring Trust’s Declaration does not include such provisions regarding shareholder derivative actions. The Acquiring Trust’s Declaration permits an action to be brought by a shareholder on behalf of the Acquiring Trust or a series, or a shareholder to request a shareholder meeting, if shareholders owning at least 10% of the outstanding shares of the Acquiring Trust or a series of class thereof, as applicable, join in bringing the action or request the meeting, respectively.

Under AltShares Trust’s Declaration, a shareholder bringing a direct claim must be a shareholder of the series or class against which the direct action is brought at the time of the injury complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time. AltShares Trust’s Declaration further requires that direct or derivative actions by shareholders against AltShares Trust be brought only in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in other courts in the State of Delaware, and that the right to jury trial be waived to the fullest extent permitted by law. The Acquiring Trust’s Declaration does not include any corresponding provisions relating to derivative or direct actions.

Under AltShares Trust’s Declaration and By-Laws, shareholders may take an action if a majority (or such greater amount as may be required by law) of the outstanding shares entitled to vote on the matter consent to the action in writing and such written consents are filed with the records of shareholders’ meetings. The Acquiring Trust’s Declaration similarly provides that shareholders may take action that they are permitted to take under the Declaration without a meeting if

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shareholders holding more than 50% of the total shares entitled to vote (or such larger proportion that is required by an express provision of the Declaration) shall consent to the action in writing and the written consents are filed with the records of shareholders’ meetings. In addition, AltShares Trust’s Declaration precludes the Trustees from making any changes to outstanding shares that would be materially adverse to shareholders. The Acquiring Trust’s Declaration does not include this limitation.

Shareholder Proposals

The Target Funds and the corresponding Acquiring Funds do not hold regular annual meetings of shareholders. As a general matter, the Acquiring Funds do not intend to hold future regular annual or special meetings of their shareholders unless the election of trustees is required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of the Acquiring Funds should send such proposal to The Arbitrage Funds, 104 Fifth Avenue, 9th Floor, New York, NY 10011. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at a fund’s offices a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of September 25, 2026, among AltShares Trust, a Delaware statutory trust (“Target Trust”), severally and not jointly on behalf of each segregated portfolio of assets (“series”) thereof listed under the heading “Target Funds” on Schedule A attached hereto (“Schedule A”) (each, a “Target Fund”); The Arbitrage Funds, a Delaware statutory trust (“Acquiring Trust”), severally and not jointly on behalf of each series thereof listed under the heading “Acquiring Funds” on Schedule A (each, an “Acquiring Fund”); and, solely for purposes of paragraph 6, Water Island Capital, LLC, Target Trust’s and Acquiring Trust’s investment adviser (the “Adviser”). (Each Target Fund and Acquiring Fund is sometimes referred to herein as a “Fund,” and each of Target Trust and Acquiring Trust is sometimes referred to herein as an “Investment Company.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations described herein (collectively, “Obligations”) of and by each Fund – and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf – shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be liable with respect to the breach or other default by a Fund or the Investment Company of its Obligations set forth herein.

The Investment Companies wish to effect two reorganizations described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and each Investment Company intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). Each reorganization will involve an Target Fund changing its identity, form and place of organization – by converting from a series of Target Trust to a series of Acquiring Trust – by (1) transferring all its assets to the Acquiring Fund listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring those assets and continuing that Target Fund’s business) (“corresponding Acquiring Fund”) in exchange solely for voting shares of beneficial interest (“shares”) in that Acquiring Fund and that Acquiring Fund’s assumption of all of that Target Fund’s Liabilities (defined below) (2) distributing those shares pro rata to that Target Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) terminating that Target Fund (all the foregoing transactions involving each Target Fund and its corresponding Acquiring Fund being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein.

With respect to each Reorganization, each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly

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adopted and approved this Agreement and the transactions contemplated hereby and(2) has duly authorized performance hereof on behalf of the Fund that is a series thereof (“its Fund”) by all necessary Board action.

Each of the Target Funds listed on Schedule A has issued and outstanding single class of shares ( “Target Fund Shares”). Commencing at the Effective Time (as defined in paragraph 2.1), each Acquiring Fund listed on Schedule A will issue and have outstanding a single class of shares (“Acquiring Fund Shares”). The rights and obligations of Target Fund Shares and Acquiring Fund Shares are identical to each other.

For convenience, the balance of this Agreement refers only to a single Reorganization, one Target Fund, and one Acquiring Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.               PLAN OF REORGANIZATION AND TERMINATION

1.1            Subject to the requisite approval of Target Fund’s shareholders and satisfaction of the terms and conditions set forth herein, Target Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund. In exchange therefor, Acquiring Fund shall:

(a) issue and deliver to Target Fund the number of Acquiring Fund Shares equal to the number of full Target Fund Shares outstanding at the Effective Time; and

(b)  assume all of Target Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

The transactions described in this Section 1.1 shall take place at the Closing (as defined in paragraph 2.1).

1.2            The Assets shall consist of all assets and property of every kind and nature – including, without limitation, all cash, cash equivalents, securities, commodities, warehouse receipts, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – Target Fund owns at the Effective Time, and any deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target Fund’s books at that time.

1.3            The Liabilities shall consist of all of Target Fund’s known liabilities, debts, obligations, and duties existing at the Effective Time, whether known or unknown, contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in paragraph 3.1(aa)) borne by the Adviser pursuant to paragraph 6. Notwithstanding the foregoing, Target Fund shall endeavor to discharge all its known liabilities, debts, obligations, and duties that are or will become due before the Effective Time, other than those incurred in the ordinary course of business that are associated with assets of the Target Fund to be transferred to the Acquiring Fund, prior to Closing. Any such liabilities

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incurred prior to Closing in the ordinary course of business that are associated with the assets of the Target Fund to be transferred to the Acquiring Fund not so discharged and existing at Closing, shall be assumed by the Acquiring Fund.

1.4            At or before the Closing, Acquiring Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the price at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), Target Fund shall distribute all the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at that time (each, a “Shareholder”), in proportion to their Target Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target Fund for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on, as appropriate, the books, share records, or global Depository Trust Company (“DTC”) certificate (in each case, the “Global Certificate”) of the Acquiring Fund to open accounts on the Global Certificate of the Acquiring Fund in the names of the Qualifying Accounts of the Shareholders and representing the respective number of Acquiring Fund Shares due to each Shareholder. The Shareholders will be entitled to receive Acquiring Fund Shares equal in number and value to the aggregate net asset value of the then outstanding Target Fund Shares owned by Shareholders at the Effective Time. All issued and outstanding Target Fund Shares will simultaneously be redeemed and canceled.

1.5            DTC will act as securities depositary for the Acquiring Fund Shares. The Acquiring Fund Shares are represented by a global securities certificate registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for the Acquiring Fund Shares. Access to DTC system is available to, among others, both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with DTC directly of a participant in DTC (“DTC Participants”) or indirectly (“Indirect Participants”). Beneficial ownership of all Acquiring Fund Shares will be limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Acquiring Fund Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) will be shown on, and the transfer of ownership will be effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants). Beneficial Owners will receive from or through DTC Participants a written confirmation relating to their ownership of the Acquiring Fund Shares.

1.6            Any transfer taxes payable on the issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Target Fund’s shareholder records of the Target Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

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1.7            Any reporting responsibility of Target Fund to a public authority, including the responsibility for filing regulatory reports, tax returns (for periods ending before the Effective Time), and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.8            After the Effective Time, Target Fund shall not conduct any business except in connection with its termination and complete liquidation. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time Target Fund shall be terminated as a series of Target Trust.

1.9	With respect to each Reorganization:

(a)	The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, and the amount of the Liabilities shall be determined, as of the Effective Time, using the valuation methodologies set forth in the then-current prospectus for the Acquiring Fund and the valuation procedures established by the Acquiring Trust’s board of trustees; provided, however, that such computation is materially consistent with the valuation policies and procedures of the Target Trust and in the event of any material inconsistency, the parties hereto shall confer and mutually agree on the valuation.

(b)	The number of shares of the Acquiring Fund issued in exchange for the Target Fund’s Assets shall equal the number of Target Fund Shares outstanding as of the Effective Time. All Acquiring Fund shares delivered to the Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(c)	The net asset value per share of the Acquiring Fund shares issued in connection with the Reorganization shall be determined by dividing (i) the value of the Assets minus the Liabilities (as described in Section 1.9(a)) by (ii) the number of the Acquiring Fund shares issued in connection with the Reorganization (as described in Section 1.9(b)).

(d)	All computations of value shall be made by the Acquiring Fund or its designated recordkeeping agent using the valuation procedures described in this Section 1.9 and shall be subject to review by the Target Fund and/or its recordkeeping agent, and, if requested by either the Target Trust or the Acquiring Trust, by the independent registered public accountant of the requesting party.

2.               CLOSING AND EFFECTIVE TIME

2.1            Unless the Investment Companies agree otherwise in writing, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on September 25, 2026 (such date, the “Closing Date” and such time, the “Effective Time”). The Closing shall be held at Acquiring Trust’s offices or at such other place as to which the Investment

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Companies agree. The Closing may also be held by facsimile, email or such other communication as the Investment Companies agree.

2.2            Target Trust shall cause the custodian of Target Fund’s assets (“Old Custodian”) (a) to make Target Fund’s portfolio securities available to Acquiring Trust (or to its custodian (“New Custodian”), if Acquiring Trust so directs), for examination, no later than five business days preceding the Effective Time, it being understood that such holdings may change prior to the Effective Time, and (b) to transfer and deliver the Assets as of the Effective Time to the New Custodian for Acquiring Fund’s account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Target Fund’s assets are deposited, in the case of Target Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.   If Target Fund is unable to make such delivery at the Effective Time in the manner contemplated by this Section for the reason that any of such Assets purchased prior to the Effective Time have not yet been delivered to Target Fund or its broker, then Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to such undelivered Assets if Target Fund has, by or at the Effective Time, delivered to Acquiring Fund or the New Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by Acquiring Fund or the New Custodian, such as brokers’ confirmation slips. Target Trust shall also direct the Old Custodian to deliver at the Closing a certificate of an authorized officer (“Certificate”) (a) stating that pursuant to proper instructions provided to the Old Custodian by Target Trust, the Old Custodian has delivered all of Target Fund’s portfolio securities, cash, and other Assets to the New Custodian for Acquiring Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to Acquiring Trust that such information, as reflected on Acquiring Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian. The Acquiring Fund hereby agrees to keep any portfolio securities information provided prior to the Effective Time confidential and to share such information only with its service providers that (i) require such information in connection with the consummation of the transaction contemplated herein and (ii) are subject to a duty, contractual or otherwise, to keep such information confidential to the same or greater extent as Acquiring Fund’s agreement to keep such information confidential under this Section 2.2.

2.3            By the Closing, the Target Trust shall cause its transfer agent to deliver to the Acquiring Trust, or its designated agent, instructions necessary for the pro rata distribution of Acquiring Fund Shares as provided in Section 1.4, all as of the close of business on the Closing Date.

2.4            Target Trust shall deliver to Acquiring Trust, within five days before the Closing, it being understood that such holdings may change prior to the Effective Time, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Target Fund’s books at values provided by an authorized pricing vendor for Target Fund.

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2.5            If requested by Acquiring Trust, Target Trust shall direct Cohen & Company, Ltd. (“Cohen”), and other applicable service providers to deliver at the Closing all work papers and supporting statements related to financial statements and tax returns, including those related to ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006), pertaining to Target Fund (collectively, “Work Papers”) for any of the Target Fund’s fiscal and taxable periods from its commencement of operations through the period that ended May 31, 2025 and for the period from May 31, 2026 through the Effective Time.

2.6            At the Closing, the Acquiring Trust on behalf of Acquiring ETF and the Target Trust on behalf of the Target Fund shall deliver to each other, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate executed in its name by its President or another authorized officer in form and substance satisfactory to the recipient, and dated as of the Effective Time, to the effect that the representations and warranties it made therein and herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.               REPRESENTATIONS AND WARRANTIES

3.1            Target Trust, on Target Fund’s behalf, represents and warrants to Acquiring Trust, on Acquiring Fund’s behalf, as follows:

(a)             Target Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust (as it may be amended from time to time) has been duly filed in the office of the Secretary of State of Delaware (“State Secretary”), and (2) has the power to own all its properties and assets and to carry on its business as described its current registration statement on Form N-1A;

(b)             Target Fund is a duly established and designated series of Target Trust;

(c)             Target Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of Target Trust, with respect to Target Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)             At the Effective Time, Target Trust, on Target Fund’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2) of the Code, or that are restricted as to resale by their terms); and on delivery and payment for the Assets, Acquiring Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except restrictions that might

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arise under the Securities Act of 1933, as amended (“1933 Act”), provided that Acquiring Fund will acquire Assets that are segregated as collateral for Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(e)             Target Trust, with respect to Target Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or a material violation of any provision of its Agreement and Declaration of Trust (“Target Trust’s Declaration”) or By-Laws (each as last amended), Delaware law, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Target Trust, on Target Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Target Trust, on Target Fund’s behalf, is a party or by which it is bound;

(f)              At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Target Trust, with respect to Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and swap agreements), will terminate or (2) provision for discharge and/or Acquiring Fund’s assumption of any liabilities of Target Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights Target Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)             No material litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Target Trust’s best knowledge, threatened against Target Trust, with respect to Target Fund or any of its properties or assets attributable or allocable to Target Fund that, if adversely determined, would materially and adversely affect Target Fund’s financial condition or the conduct of its business; and Target Trust, on Target Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target Fund’s business or Target Trust’s ability to consummate the transactions contemplated hereby;

(h)             Target Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown as belonging to it on its statement of assets and liabilities as of May 31, 2025, and those incurred in the ordinary course of business as an investment company since such date. Target Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended May 31, 2025, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm that audits Target Fund’s books, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Target Trust has furnished to Acquiring

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Trust), present fairly, in all material respects, Target Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)              Since May 31, 2025, there has not been any material adverse change in Target Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target Fund of indebtedness maturing more than one year from the date that indebtedness (other than indebtedness incurred in connection with certain investment contracts including options, futures, forward and swap contracts) was incurred; for purposes of this subparagraph, a decline in net asset value per Target Fund Share due to declines in market values of securities Target Fund holds, the discharge of Target Fund liabilities, distributions of net investment income and net realized capital gains, changes in portfolio securities, or the redemption of Target Fund Shares by its shareholders will not constitute a material adverse change;

(j)              All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target Fund required by law to have been filed by the Effective Time (taking into account any properly and timely filed extensions of time to file) have been or will, prior to the Effective Time, be filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof; to the best of Target Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns;

(k)             Target Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (a) the reporting of dividends and other distributions with respect to, and redemptions of, its shares, (b) withholding in respect thereof, and (c) shareholder basis reporting, (2) has withheld in respect of those dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(l)               Target Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year through the Effective Time), Target Fund has met (and for its current taxable year through the Effective Time will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a “regulated investment company” (as defined in section 851(a)(1)) (“RIC”) and has been (and for its current taxable year through the Effective Time will be) eligible to and has computed its federal income tax under section 852; and Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

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(m)            All issued and outstanding Target Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Target Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Target Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Fund Shares, nor are there outstanding any securities convertible into any Target Fund Shares;

(n)             Target Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(o)             Target Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(p)             On the date on which they were issued, on the effective date of the Registration Statement (as defined in paragraph 3.3(a)) and at the Effective Time, Target Fund’s current prospectus and statement of additional information did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (“Untrue Statement or Omission”);

(q)             The information to be furnished by Target Trust for use in no-action letters, applications for orders, the Registration Statement, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by Acquiring Trust for inclusion therein) will, on its effective date, at the Effective Time, not contain any Untrue Statement or Omission;

(r)              The Target Trust’s Declaration permits Target Trust to vary its shareholders’ investment; Target Trust does not have a fixed pool of assets; and each series thereof (including Target Fund) is a managed portfolio of securities, and Target Trust Adviser has the authority to buy and sell securities for Target Fund;

(s)              Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information, except as previously disclosed in writing to Acquiring Trust;

(t)              The Acquiring Fund Shares to be delivered to Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

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(u)             Target Fund’s minute books and similar records made available to Acquiring Trust prior to the execution hereof contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board and any committees of its Board; Target Fund’s shareholder records so made available accurately reflect all record transfers in Target Fund’s shares prior to the execution of this Agreement; and any other books and records of Target Fund so made available are true and correct in all material respects and contain no material omissions with respect to Target Fund’s business and operations;

(v)             Target Trust has maintained with respect to Target Fund, in all material respects, all books and records required of a registered investment company in compliance with the requirements of section 31 of the 1940 Act and rules thereunder, and those books and records are true and correct in all material respects;

(w)            Target Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;

(x)             Target Fund does not have any unamortized or unpaid organizational fees or expenses;

(y)             Target Fund has not changed its taxable year-end since inception and will not change its taxable year-end prior to the Closing;

(z)             None of the compensation received from Target Fund, Target Trust Adviser, or any “affiliated person” (as defined in section 2(a)(3) of the 1940 Act) of or person related to (collectively, an “Affiliate”) either of them (each, an “Target Fund Group Member”) by any Shareholder who or that is an employee of or service provider to Target Fund will be separate consideration for, or allocable to, any of the Target Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any Target Fund Group Member; and the compensation paid to any such Shareholder by any Target Fund Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(aa)           No expenses incurred by Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by any Target Fund Group Member (other than Target Fund) or, to Target Trust’s knowledge, any other person unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target Fund or any of its shareholders by any Target Fund Group Member or, to Target Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(bb)          Target Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).

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3.2            Acquiring Trust, on Acquiring Fund’s behalf, represents and warrants to Target Trust, on Target Fund’s behalf, as follows:

(a)             Acquiring Trust (1)  is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust (as it may be amended from time to time) has been duly filed in the office of the Secretary of State of Delaware (“State Secretary”), and (2) has the power to own all its properties and assets and to carry on its business as described its current registration statement on Form N-1A;

(b)             At the Effective Time, Acquiring Fund will be a duly established and designated series of Acquiring Trust; Acquiring Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, Acquiring Fund will be a shell series of Acquiring Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Target Fund’s business;

(c)             Acquiring Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of Acquiring Trust, with respect to Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)             Before the Closing, there will be no (1) issued and outstanding Acquiring Fund Shares of any class, (2) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, (3) securities convertible into any Acquiring Fund Shares, or (4) other securities issued by Acquiring Fund, except the Initial Shares;

(e)             No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)              Acquiring Trust, with respect to Acquiring Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Acquiring Trust’s Declaration or Acquiring Trust’s Bylaws, or any Undertaking to which Acquiring Trust, on Acquiring Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquiring Trust, on Acquiring Fund’s behalf, is a party or by which it is bound;

(g)             No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Acquiring Trust’s knowledge, threatened against Acquiring Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely

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determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and Acquiring Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or Acquiring Trust’s ability to consummate the transactions contemplated hereby;

(h)             Acquiring Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; until that time, Acquiring Fund will take all steps necessary to ensure that it is eligible and qualifies for taxation as a RIC under Subchapter M; from and after its commencement of operations, Acquiring Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such; assuming that Target Fund will meet the requirements of Subchapter M for qualification as a RIC for the part of its taxable year through the Effective Time, Acquiring Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and Acquiring Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for each subsequent taxable year;

(i)               The Acquiring Fund Shares to be issued and delivered to Target Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares and will be fully paid and non-assessable by Acquiring Trust;

(j)              There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)             Immediately after the Effective Time, Acquiring Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(l)               The information to be furnished by Acquiring Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than

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written information provided by Target Trust for inclusion therein) will, on its effective date, at the Effective Time, not contain any Untrue Statement or Omission;

(m)            The Acquiring Trust’s Declaration permits Acquiring Trust to vary its shareholders’ investment; Acquiring Trust does not have a fixed pool of assets; and each series thereof (including Acquiring Fund after it commences operations) is (or will be) a managed portfolio of securities, and Acquiring Trust Adviser and each investment sub-advisor thereof have the authority to buy and sell securities for it;

(n)             None of the compensation received from Acquiring Fund, Acquiring Trust Adviser, or any Affiliate of either of them (each, a “Acquiring Fund Group Member”) by any Shareholder who or that is an employee of or service provider to Target Fund will be separate consideration for, or allocable to, any of the Target Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any Acquiring Fund Group Member; and the compensation paid to any such Shareholder by any Acquiring Fund Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(o)             No expenses incurred by Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by any Acquiring Fund Group Member or, to Acquiring Trust’s knowledge, any other person unless those expenses are Reorganization Expenses, and no cash or property other than Acquiring Fund Shares will be transferred to Target Fund or any of its shareholders by any Acquiring Fund Group Member or, to Acquiring Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

(p)             Immediately following consummation of the Reorganization, the Shareholders will own all the Acquiring Fund Shares and will own those shares solely by reason of their ownership of the Target Fund Shares immediately before the Reorganization;

(q)             Acquiring Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax); and

(r)              On the date of the Registration Statement and at the Effective Time, Acquiring Fund’s current prospectus and statement of additional information did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and (2) (other than written information provided by Target Trust for inclusion therein) not contain any Untrue Statement or Omission.

3.3            Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)             No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are

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required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) Acquiring Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein Target Funds’ information statement and Acquiring Funds’ prospectuses (“Registration Statement”), and the effectiveness of the Registration Statement, and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)             The value of the Acquiring Fund Shares each Shareholder receives will be equal to the value of its Target Fund Shares it actually or constructively surrenders in exchange therefor;

(c)             The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization; and

(d)             The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject.

4.               COVENANTS

4.1            Target Trust covenants to operate Target Fund’s business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Target Fund Shares, and regular and customary periodic dividends and other distributions.

4.2            Target Trust covenants that it will assist Acquiring Trust in obtaining information Acquiring Trust reasonably requests concerning the beneficial ownership of Target Fund Shares.

4.3            Target Trust covenants that it will turn over its books and records pertaining to Target Fund (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Acquiring Trust at the Closing.

4.4            Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.5            Each Investment Company covenants that it will, from time to time, as and when reasonably requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems reasonably necessary or desirable in order to vest in, and confirm to, (a) Acquiring Trust, on Acquiring Fund’s behalf, title to and possession of all the Assets and assumption of all the Liabilities, and (b) Target Trust, on Target Fund’s behalf, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

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4.6            Acquiring Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue Acquiring Fund’s operations after the Effective Time.

4.7            Target Trust covenants that, as promptly as practicable, but in any case within 60 days, after the Effective Time, it will furnish to Acquiring Trust, in a form reasonably satisfactory thereto, a Certificate stating Target Fund’s earnings and profits for federal income tax purposes and any capital loss carryovers and other items that will be carried over to Acquiring Fund pursuant to section 381, with such information provided as of the Target Fund’s most recently completed taxable year end prior to the Effective Time, together with such information for the Target Fund’s current taxable year, through and including the Effective Date, as the Acquiring Fund will need in order to determine such earnings and profits, capital loss carryovers and other items for such taxable year when it ends.

4.8            It is each Investment Company’s intention that the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and in furtherance thereof, each Investment Company covenants that it will not take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to so qualify.

4.9            Target Trust covenants that it, if requested, will cause Cohen and other applicable service providers to deliver to Acquiring Trust all Work Papers for the prior six fiscal and taxable periods ended on or before May 31, 2026, 60 days after that date and, if relevant, for the period from May 31, 2026 through the Effective Time no later than the earlier of (a) 60 days after the date of the request or (b) 15 days after the Effective Time.

4.10          Target Trust covenants to make a pro rata distribution of all the Acquiring Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation of Target Fund.

4.11          Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.               CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1            This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards.

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5.2            All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act; no stop order(s) suspending the effectiveness thereof shall have been issued; to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties.

5.3            At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby.

5.4            The Investment Companies shall have received an opinion of K&L Gates LLP (“Tax Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it (which, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Tax Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to paragraph 2.6(b). The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Tax Counsel has not approved) – for federal income tax purposes:

(a)             Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Target Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Fund Shares and in complete liquidation of Target Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)             Target Fund will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of

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the Liabilities, or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Fund Shares;

(c)             Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(d)             Acquiring Fund’s basis in each Asset will be the same as Target Fund’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target Fund’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)             A Shareholder will recognize no gain or loss on the exchange of all its Target Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization;

(f)              A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Fund Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)             For purposes of section 381, Acquiring Fund will be treated just as Target Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Target Fund’s taxable year, Target Fund’s tax attributes enumerated in section 381(c) will be taken into account by Acquiring Fund as if there had been no Reorganization, and the part of Target Fund’s last taxable year that began before the Reorganization will be included in Acquiring Fund’s first taxable year that ends after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

5.5            Before the Closing, Acquiring Trust’s Board shall have authorized the issuance of, and Acquiring Trust shall have issued, one Acquiring Fund Share (collectively, “Initial Share”) to Acquiring Trust Adviser or an affiliate thereof, in consideration of the payment of $10.00 (or other amount Acquiring Trust’s officers, pursuant to that Board’s delegation of authority, determine) apiece, to take whatever action it may be required to take as Acquiring Fund’s sole shareholder pursuant to paragraph 5.6; and

5.6            Acquiring Trust, on Acquiring Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management agreement and other agreements and plans necessary for Acquiring Fund’s operation as a series of an open-end management

85

investment company. Each such agreement and plan shall have been approved by Acquiring Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the Adviser or its affiliate as Acquiring Fund’s sole shareholder.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2, and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.               EXPENSES

Subject to complying with the representations and warranties contained in paragraphs 3.1(aa) and 3.2(o), the Adviser shall bear the Reorganization Expenses as set forth herein. The Adviser shall bear all expenses directly incurred in connection with the Reorganizations. The Adviser shall remain liable for the Reorganization Expenses regardless of whether the transactions contemplated hereby occur, and this paragraph 6 shall survive the Closing (notwithstanding anything to the contrary in paragraph 7) and any termination of this Agreement pursuant to paragraph 8. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.               ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, agreement, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. Except for the provisions of paragraph 6 and as provided in paragraph 5.4, the representations, warranties, agreements, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.               TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1            By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, agreement, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before September 25, 2026, or another date to which the Investment Companies agree; or

8.2            By the Investment Companies’ mutual agreement.

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In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.               AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing; provided that no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.            SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.            MISCELLANEOUS

11.1          This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2         Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than Acquiring Trust, on each Acquiring Fund’s behalf, or Target Trust, on each Target Fund’s behalf, and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3          Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees and not individually, and that each Investment Company’s obligations hereunder are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the applicable Fund but are only binding on and enforceable against its property attributable to and held for the benefit of the applicable Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or the applicable Fund’s behalf, shall look only to the other applicable Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4          Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

Notice to the Target Fund or Target Trust:

87

AltShares Trust

104 Fifth Avenue, 9th Floor

New York, New York 10011

Attn:

Email:

With a copy to:

K&L Gates LLP

1601 K Street, N.W,

Washington, DC 20006

Attn: Fatima Sulaiman, Esq.

Email: Fatima.Sulaiman@klgates.com

Notice to the Acquiring Fund or Acquiring Trust:

The Arbitrage Funds

104 Fifth Avenue, 9th Floor

New York, New York 10011

Attn:

Email:

With a copy to:

K&L Gates LLP

1601 K Street, N.W,

Washington, DC 20006

Attn: Fatima Sulaiman, Esq.

Email: Fatima.Sulaiman@klgates.com

Notice to Adviser:

Water Island Capital, LLC

104 Fifth Avenue, 9th Floor

New York, New York 10011

Attn:

Email:

11.5          This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

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ALTSHARES TRUST, on behalf of each of its series listed under the heading “Target Funds” on Schedule A

By:

Name:

Title:

THE ARBITRAGE FUNDS, on behalf of each of its series listed under the heading “Acquiring Funds” on Schedule A

By:

Name:

Title:

For purposes of paragraph 6 only:

Water Island Capital, LLC

By:

Name:

Title:

89

Schedule A

Target Funds (each a series of Target Trust)	Acquiring Funds (each a series of Acquiring Trust)
AltShares Merger Arbitrage ETF	AltShares Merger Arbitrage ETF
AltShares Event-Driven ETF	AltShares Event-Driven ETF

APPENDIX B

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Target Fund’s financial performance for the past five years. Each Acquiring Fund will adopt the performance history of the corresponding Target Fund. The financial information shown below is for each Target Fund for the periods prior to inception of the corresponding Acquiring Fund. The accounting policies of each Acquiring Fund will be consistent with the accounting policies of the corresponding Target Fund.

The information reflects financial results for each Target Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Target Fund, which the Adviser believes is an accurate representation of how the corresponding Acquiring Fund would have performed, assuming reinvestment of all dividends and distributions. The information in the financial highlights has been derived from, and should be read in conjunction with, the financial statements of each Target Fund and the notes thereto included in each Target Fund’s annual financial statements for the fiscal year ended May 31, 2025 and semi-annual financial statements for the six months ended November 30, 2025, which are incorporated by reference into the SAI, and are available upon request by calling (855) 955-1607. The information for the annual periods in the table was derived from financial statements audited by Cohen & Company, Ltd., whose report is included in the Target Fund’s annual financial statements on Form N-CSR for the fiscal year ended May 31, 2025.

AltShares Merger Arbitrage ETF

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Six Months Ended November 30, 2025	Year Ended May 31,
	(Unaudited)	2025	2024	2023	2022	2021
Net asset value, beginning of period	$28.28	$26.90	$24.85	$26.12	$25.81	$24.47

Income (loss) from investment operations
Net investment income (loss)(a)	0.11	0.24	0.36	0.15	(0.01)	(0.04)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.64	1.45	1.69	(0.34)	0.32	2.11
Total from investment operations	0.75	1.69	2.05	(0.19)	0.31	2.07

Less distributions
From net investment income	—	(0.31)	—	(1.08)	—	—
From net realized gains	—	—	—	—	—	(0.73)
Total distributions	—	(0.31)	—	(1.08)	—	(0.73)

Net asset value, end of period	$29.03	$28.28	$26.90	$24.85	$26.12	$25.81

Total return(b)	2.65%(c)	6.32%	8.25%	(0.88)%	1.20%	8.55%

Net assets, end of period (in 000s)	$98,243	$86,658	$71,129	$59,245	$78,216	$6,555

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)	0.75%(e)	0.75%	0.83%	0.76%	0.76%	0.86%
Net expenses after advisory fees waived and expenses reimbursed(d)(f)	0.55%(e)	0.55%	0.63%	0.56%	0.60%(g)	0.86%
Net investment income (loss)	0.77%(e)	0.85%	1.37%	0.56%	(0.02)%	(0.14)%

Portfolio turnover rate	212%(c)	431%	550%	449%	414%	594%

(a)	Per share amounts were calculated using average shares outstanding for the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Dividend expense totaled 0.00% (annualized), 0.00%, 0.08%, 0.01%, 0.01% and 0.03% of average net assets for the period ended November 30, 2025 and the years ended May 31, 2025, 2024, 2023, 2022, 2021, respectively. Interest rebate expense and line of credit interest expense totaled 0.00% (annualized), 0.00%, 0.00%, 0.00%, 0.00% and 0.08% of average net assets for the period ended November 30, 2025 and the years ended May 31, 2025, 2024, 2023, 2022 and 2021, respectively.
(e)	Annualized.
(f)	Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 0.55% (annualized), 0.55%, 0.55%, 0.55%, 0.59% and 0.75% of average net assets for the period ended November 30, 2025 and the years ended May 31, 2025, 2024, 2023, 2022 and 2021, respectively.
(g)	Reflects the Adviser's contractual advisory fee limit.

AltShares Event-Driven ETF

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Six Months Ended November 30, 2025	Year Ended May 31,
	(Unaudited)	2025	2024	2023	2022(a)	2021(a)
Net asset value, beginning of period	$11.15	$9.85	$9.26	$9.64	$13.27	$10.45

Income (loss) from investment operations
Net investment income (loss)(b)	0.03	0.07	0.04	0.03	(0.02)	(0.22)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.78(i)	1.31	0.61	(0.18)	(1.20)	4.32
Total from investment operations	0.81	1.38	0.65	(0.15)	(1.22)	4.10

Less distributions
From net investment income	—	(0.07)	(0.06)	(0.01)	—	(0.45)
From net realized gains	—	(0.01)	—	(0.22)	(2.41)	(0.83)
Total distributions	—	(0.08)	(0.06)	(0.23)	(2.41)	(1.28)

Net asset value, end of period	$11.96	$11.15	$9.85	$9.26	$9.64	$13.27

Total return(c)	7.26%(e)(i)	14.01%	7.01%	(1.47)%	(10.57)%	40.98%(d)

Net assets, end of period (in 000s)	$8,962	$5,235	$4,525	$2,772	$2,789	$3,699

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	1.45%(g)	1.31%	1.30%	1.28%	3.20%	6.88%
Net expenses after advisory fees waived and expenses reimbursed(f)(h)	1.45%(g)	1.31%	1.30%	1.28%	1.52%	2.30%
Net investment income (loss)	0.52%(g)	0.69%	0.41%	0.31%	(0.20)%	(1.79)%

Portfolio turnover rate	214%(e)	480%	407%	400%	231%	329%

(a)	The Fund has adopted the performance history and assumed the financial information of its Predecessor Mutual Fund, the Water Island Long/Short Fund - Class I. The financial information shown is for the Predecessor Mutual Fund for the periods prior to September 20, 2021, the inception date of the Fund. (Note 1)
(b)	Per share amounts were calculated using average shares outstanding for the period.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Total return is a measure of the change in the value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Not annualized.
(f)	Dividend expense totaled 0.20% (annualized), 0.05%, 0.05%, 0.03%, 0.17% and 0.09% of average net assets for the period ended November 30, 2025 and the years ended May 31, 2025, 2024, 2023, 2022 and 2021, respectively. Interest rebate expense and line of credit interest expense totaled 0.00% (annualized), 0.00%, 0.00%, 0.00%, 0.11% and 0.77% of average net assets for the period ended November 30, 2025 and the years ended May 31, 2025, 2024, 2023, 2022 and 2021, respectively.
(g)	Annualized.
(h)	Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.25% (annualized), 1.26%, 1.25%, 1.25%, 1.24% and 1.44% of average net assets for the period ended November 30, 2025 and the years ended May 31, 2025, 2024, 2023, 2022 and 2021, respectively.
(i)	The Adviser has reimbursed the Fund $1,125 for a trading error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund's total return, representing less than $0.005 per share.

APPENDIX C

MORE INFORMATION ABOUT THE ACQUIRING FUNDS’ STRATEGIES

AND RISK FACTORS

AltShares Merger Arbitrage ETF

Merger arbitrage refers to the investment practice of capturing the difference between the end value of a corporate reorganization and the prevailing market prices of the securities of the companies involved prior to the consummation of the reorganization. This investment approach is designed to profit from the successful completion of such reorganizations. The discrepancy in value is attributable to risks that are inherent in corporate reorganizations, which include the possibility the transaction will not be completed and the time it takes for corporate reorganizations to be completed.

The Underlying Index (and by extension the Fund) follows a rules-based approach to merger arbitrage investing. Transactions which are eligible for inclusion are friendly (rather than hostile) and definitive (rather than speculative) in nature, located in developed markets, with a deal value (i.e., value of the transaction) greater than $200 million and a maximum duration of one year since deal announcement. Eligible transactions are subject to various weighting constraints, including a maximum of approximately 5% of the float (i.e., number of shares available for trading), approximately 33% of the average traded value (i.e., the U.S. dollar value of average share trading volume), and approximately 2% risk to NAV (i.e., change to the shares’ NAV) if the deal breaks (i.e., the deal is not completed). Targets are also subject to approximately a 10.00% maximum weight and approximately a 0.50% minimum weight. These weighting constraints may fluctuate over time. Targets are selected if they meet the screening criteria, pass the weighting constraints, and present a positive spread between current price and deal value. Selected targets are divided into quintiles and weighted based on USD 30-day average value traded, subject to the previously calculated weighting constraints.

The Underlying Index is rebalanced and reconstituted twice per month.

AltShares Event-Driven ETF

To achieve its investment objective, the Fund invests in equity and debt and debt-like securities of companies that are impacted by corporate events such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. The Fund predominantly invests in definitive merger arbitrage investments. However, in order to achieve its investment objective, the Fund may also employ investment strategies such as convertible arbitrage, capital structure arbitrage, and special situations in order to profit from event-driven opportunities. The Fund may invest long or short in both U.S. and foreign securities and may invest in securities of companies of any market capitalization and in debt securities of any maturity and credit quality. The Fund may also invest in derivatives, such as options and swaps. Furthermore, the Fund may invest in exchange traded funds (“ETFs”).

Merger Arbitrage: Merger arbitrage, also known as risk arbitrage, is a highly specialized investment approach designed to profit from the successful completion of definitive, publicly announced corporate reorganizations such as mergers, acquisitions, takeovers, tender offers, and leveraged buyouts. A merger arbitrage investor attempts to capture the spread, or difference, between the price at which a target company in a merger transaction currently trades and the price at which it will be acquired. The parties to an announced merger or acquisition are bound by a contractual agreement – the definitive merger agreement (“DMA”) – which outlines the terms of the deal, the hurdles required for completion (such as regulatory approvals and shareholder votes) and expected timelines. These characteristics make announced M&A one of the most definitive types of hard catalysts in the event-driven landscape. While a DMA is a binding agreement, and historically a high percentage of announced M&A transactions successfully close, there is a chance an announced deal may be terminated or withdrawn – for example, due to failure to secure a required condition (e.g., regulatory approval, financing, shareholder vote) or a material adverse change in the target company’s or acquiring company’s business prospects. A merger arbitrageur underwrites the risk that the merger may not close on time or at all. Due to this slight uncertainty, the target company’s stock will typically trade at a discount to the deal value. This discrepancy or inefficiency is the arbitrageur’s profit opportunity. The most common merger arbitrage activity, and the approach the Adviser generally uses, involves purchasing equity or credit securities of the target company in a definitive, publicly announced deal at a discount to their expected value upon completion of the transaction. The Adviser may engage in selling securities short when the terms of a proposed transaction call for the exchange of common stock and/or other securities. In such a case, the securities of the company to be acquired may be purchased and, at approximately the same time, an amount of the acquiring company’s common stock and/or other securities may be sold short at a ratio in line with the terms of the deal. Occasionally, the common stock of the acquiring company may be purchased and the common stock of the company to be acquired may be sold short. In pursuing merger arbitrage strategies in the manner described above, the Adviser aims to reduce or eliminate market risk.

Special Situations: Special situations investing is designed to profit from investing in the equity or debt securities of companies currently undergoing, or expected to undertake, a broad range of hard and soft catalysts outside the realm of definitive, publicly announced M&A. The Adviser uses fundamental research to identify mispricings or inefficiencies in these situations and assess the ability of the catalyst to impact security prices. The Adviser may invest long or short in each catalyst-driven opportunity based on the Adviser’s assessment of the merits of the event. The Adviser may also implement event-specific or broader portfolio hedges to mitigate market risk or other exposures, particularly in less definitive opportunities. The Adviser seeks to profit by accurately predicting or anticipating the directional move in the equity, debt, or related securities of the company subject to each event.

Other Strategies: In addition to the strategies described above, the Adviser may utilize other strategies. For example, in a convertible arbitrage trade, the Adviser will typically match a long position in a convertible security with a short position in the underlying common stock. The Adviser seeks to purchase convertible securities at discounts to their expected future values and sell shares of the underlying common stock short to hedge against equity market movements. The positions are typically designed to earn income from coupon or dividend payments. In capital structure arbitrage, the Adviser may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example, the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated.

In constructing the portfolio, the Adviser favors event opportunities with strong strategic rationale and favorable risk/reward profiles, with a focus on more definitive catalysts, namely publicly announced merger arbitrage opportunities. The Adviser considers various position sizing constraints, including each position’s risk impact assessment, which is a measure of the potential loss to assets under management if a catalyst were to fail to occur, based on the Adviser’s assessment of the event’s potential downside. The Adviser will also monitor macro, structural, and idiosyncratic risks across the Fund and seek to mitigate undesired risk exposures through appropriate hedges, which may include short and long positions in equity securities, credit securities, and derivatives such as options, forward contracts, and swap contracts. The Adviser may, but is not required to, seek to reduce currency risk by hedging part or all of the Fund’s exposure to various foreign currencies. Through the Adviser’s risk management process and hedging techniques, the Adviser seeks to mitigate volatility and preserve capital during times of market stress.

The Adviser continuously monitors and evaluates each investment’s risk versus its anticipated reward relative to its predetermined exit strategy and the availability of other event-driven opportunities. The Adviser may sell or close out an investment when the securities of the companies involved in the transaction no longer meet the expected return threshold considering prevailing market prices and the relative risks of the opportunity, or if the Adviser believes there are better risk-adjusted opportunities available.

The Adviser generally engages in active and frequent trading of portfolio securities to achieve the Fund’s principal investment objective. The Adviser generally seeks to maintain a fully invested portfolio; however, for various reasons, there may be times when the Fund may hold a significant portion of its assets in cash or cash equivalents, including money market and similar cash management funds, money market instruments such as Treasury bills, and other short-term or temporary investments. Such instances may occur for defensive purposes in response to adverse market, economic, political, or other conditions; to preserve the Fund’s ability to capitalize quickly on new market opportunities; because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments; or for other reasons, such as after a period in which several catalysts held by the Fund close in a similar timeframe, yet before capital is redeployed to other opportunities.

The Fund is non-diversified, which means that it may invest a greater portion of its assets in one or a limited number of issuers and may invest overall in a smaller number of issuers than a diversified fund.

Additional Information about the Acquiring Funds’ Risks

All investments, including those in mutual funds and ETFs, entail risks that could cause a Fund and you to lose money. The risks identified in the table below are the principal risks and certain non-principal risks of investing in each Fund. The risks below are presented in alphabetical order and not in order of importance.

Risk	AltShares Merger Arbitrage ETF	AltShares Event-Driven ETF

Active Management Risk

Artificial Intelligence Risk

Concentration Risk

Convertible Security Risk

Counterparty Risk

Credit Risk

Currency Risk

Derivatives Risk

Equity Risk

ETF Risk

Event-Driven Risk

Foreign Securities Risk

Hedging Risk

High Portfolio Turnover Risk

Interest Rate Risk

Investment Company and ETF Risk

Large Shareholder Risk

Leverage Risk

Liquidity Risk

Market Disruption Risks Related to Armed Conflict

Market Risk

Merger Arbitrage Risk

Non-Diversification Risk

Options Risk

Passive Investment Risk

Sector Risk

Short Sale Risk

Small and Medium Capitalization Securities Risk

Special Situations Risk

Swap Risk

Temporary Investment/Cash Management Risk

Tracking Error Risk

When-Issued Securities Risk

	X X X X X X X X X X X X X X X X X X X X X X X X X	X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X

Active Management Risk: The Event-Driven ETF is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Artificial Intelligence: Each Fund and its service providers, including the Adviser, may utilize artificial intelligence (“AI”) technologies, including machine learning models and generative AI,

to improve operational efficiency and in connection with research. In addition, counterparties used by the Funds may utilize AI in their business activities. While the Adviser may restrict certain uses of AI tools, the Funds and the Adviser are not in a position to control the use of AI in third-party products or services. The use of AI introduces numerous potential challenges and the use of AI can lead to reputational damage, legal liabilities, and competitive disadvantages, as well as negatively impact business operations, which may occur with or without mismanagement in the use of the AI. AI requires the collection and processing of substantial amounts of data, which poses risks of data inaccuracies, incompleteness, and inherent biases, and which can degrade the technology’s effectiveness and reliability. The complexity of AI systems raise significant accountability and ethical concerns. AI has enhanced the ability of threat actors to amplify the potency, scale, and speed of cybersecurity attacks. AI’s role in increasing automation raises concerns about job displacement and may lead to economic and social disruptions. The unpredictable nature of AI’s impact on market dynamics complicates traditional risk assessment models, making it challenging to identify risks and opportunities using historical data. Legal and regulatory frameworks governing AI’s use, particularly concerning data privacy and protection, are evolving rapidly. These changes could materially alter how AI is used, which may negatively impact the Funds.

Concentration Risk: Because the Merger Arbitrage ETF’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. With respect to both Funds, if a large percentage of corporate events taking place within the U.S. are within one industry over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility and with respect to portfolio securities than a fund that is more broadly diversified.

Convertible Security Risk: Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment, and changes in the issuer’s operating results and credit ratings.

Counterparty Risk: The Funds may enter into various types of derivative contracts with a counterparty that may be privately negotiated in the over-the counter market. These contracts involve exposure to credit risk, because contract performance depends, in part, on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Funds, the Funds must be prepared to make such payments when due. In addition, if the creditworthiness of the counterparty declines, the Funds may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Funds.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Event-Driven ETF may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The return of the forward currency contracts and currency futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and may prevent the Funds from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks. The Funds’ strategies associated with currency hedging may not be successful and may not perfectly offset the Funds’ foreign currency exposures. Further, in order to minimize transaction costs, or for other reasons, the Funds’ exposure to non-U.S. currencies may not be hedged to the extent indicated by market signals.

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset (or basket of assets or index), which the Funds may not directly own, can result in a loss to the Funds substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Funds to additional risks and transaction costs. These instruments come in many varieties and may include forward contracts, options (both written and purchased), and swap contracts.

Derivatives may not behave as anticipated by a Fund, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil.

A Fund may maintain cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. If a Fund were unable to close out its position in a derivatives contract, it might continue to maintain such assets or accounts or make such payments until the position expired or matured. These actions might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or cause a Fund to sell a portfolio security at a disadvantageous time. Also, a Fund would be exposed to loss both on the derivative instruments and on the assets used to cover its obligations.

Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For derivatives that are required to be cleared by a regulated clearinghouse, a Fund may be exposed to risks arising from its relationship with a brokerage firm through which it would submit derivatives trades for clearing. A Fund would also be exposed to counterparty risk with respect to the clearinghouse. In certain cases, a Fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses.

ETF Risk: As an ETF, each Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Funds may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the Funds’ distributor (the “Distributor”) may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of those cases, Shares may trade like closed-end fund shares at a discount to NAV and possibly face delisting from the Exchange.

Cash Transactions Risk: The Funds may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. To the extent a Fund effects creations and redemptions partly or wholly in cash, an investment in a Fund may be less tax-efficient than an investment in an ETF that effects creations and redemptions primarily or wholly in-kind. ETFs generally are able to make in-kind redemptions and thereby avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because a Fund may effect redemptions partly or wholly for cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If a Fund realizes a gain on these sales, a Fund generally will be required to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Funds generally distribute these gains to shareholders to avoid capital gains taxes at a Fund level and the need to otherwise comply with the special tax rules that apply to such gains. This strategy may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time a Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of a Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

Flash Crash Risk: Sharp price declines in securities owned by a Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause a Fund itself to halt trading. In such market conditions, market or stop-loss orders to sell the ETF shares may be executed at market prices that are significantly below NAV or investors might not even be able to transact in Shares if a Fund halts trading.

International Closed Market Trading Risk: Because certain of a Fund’s investments trade in markets that are closed when a Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of a Fund’s NAV. As a result, shares may appear to trade at a significant discount or premium to NAV. In addition, shareholders may not be able to purchase or redeem their shares of a Fund, or purchase or sell shares of a Fund on the Exchange, on days when the NAV of a Fund could be significantly affected by events in the relevant non-U.S. markets.

Premium-Discount Risk: The Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. The NAV of a Fund will generally fluctuate with changes in the market value of a Fund’s holdings. The market prices of Shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The trading price of Shares may deviate significantly from NAV during periods of market volatility. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by a Fund. The market price of Shares may also fluctuate in accordance with changes in the liquidity, or the perceived liquidity, of a Fund’s holdings, and a decrease, or a perceived decrease, in such liquidity may lead to increased divergence between the Shares’ market price and NAV. Such divergence is more likely under stressed market conditions.

Secondary Market Trading Risk: Investors buying or selling Shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Although Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained or that the Shares will continue to be listed. Market makers are not obligated to make a market, nor are APs obligated to purchase Shares. In times of market stress, market makers and authorized participants can refrain from these activities and any such absences can lead to greater premiums and discounts. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Event-Driven Risk: Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Event-Driven ETF to experience investment losses impacting its shares negatively.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies held by the Funds or by mutual funds in which the Funds invest (and any dividends and interest earned) may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Funds. Additionally, investments in foreign securities, even those publicly traded in the U.S., may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Funds’ yield on any such securities.

Hedging Risk: Hedging is a strategy in which the Funds seek to offset the risks associated with other Fund holdings, typically through the use of derivatives. The success of any hedging strategy will be subject to the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the being hedged in each Fund’s portfolio. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a direction different from that which his intended to be mitigated by the hedge (e.g., if the value of a short hedge on a long position increases) or if the cost of a derivative hedge outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of a derivative will not match those of the holdings being hedged as expected, in which case any losses on the holdings being hedged may not be reduced and may be increased. Imperfect correlation may prevent a Fund from achieving the intended hedge or expose a Fund to risk of loss. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Funds are not required to use hedging and may choose not to do so.

High Portfolio Turnover Risk: The Funds normally expects to engage in active and frequent trading and expect to have high portfolio turnover rates (over 100%). This may increase a Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Interest Rate Risk: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Event-Driven ETF’s debt securities and preferred securities and, accordingly, the Fund’s NAV and share price.

Investment Company and ETF Risk: Investing in securities issued by other investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Each Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations. As a shareholder, the Funds must rely on the other investment company to achieve its investment objective. The Funds’ performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and, for the Merger Arbitrage ETF, its correlation with the Underlying Index. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange through a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade either at a premium or a discount to net asset value. The trading price of an ETF is expected to closely track the actual net asset value of an ETF, and the Funds will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. A Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Large Shareholder Risk: Certain shareholders, including the Adviser or an affiliate of the Adviser, may own a substantial amount of a Fund’s Shares. In addition, a third party investor, an authorized participant, a lead market maker, or another entity may invest in a Fund and hold its investment for a limited period of time solely to facilitate commencement of a Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with a Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force a Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that a Fund is delayed in investing in new cash and is required to maintain a larger cash position then it ordinarily would. To the extent these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Fund’s Shares.

Leverage Risk: If the Event-Driven ETF uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when issued” basis, or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund’s NAV may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund was not leveraged.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may be the result of, among other things market turmoil, the reduced number and capacity of traditional market participants to make a market in fixed-income securities, or the lack of an active market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Event-Driven ETF, particularly during periods of market stress. To enhance investment value and/or protect shareholder rights, from time to time, the Fund may participate in various types of litigation, including but not limited to shareholder appraisal rights petitions and class action lawsuits. When exercising appraisal rights the Fund may experience limited liquidity on its investment while the subject securities are being appraised. Illiquid and relatively less liquid investments may be harder to value, especially in turbulent markets and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.

Market Disruption Risks Related to Armed Conflict: As a result of increasingly interconnected global economies and financial markets has the potential to adversely impact the Fund’s investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic regions.

Market Risk: Market risk is the possibility that securities prices will fluctuate over time, sometimes rapidly and unpredictably. This fluctuation includes both increases and decreases in security prices. Each Fund is subject to market risk. The value of a Fund’s investments, and the NAV of a Fund, will fluctuate. Investors could lose money due to this price fluctuation. Securities markets may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in the financial condition of a single issuer can impact a market as a whole. Local, regional, or global events such as war, acts of terrorism, sanctions, the spread of infectious illness or other public health issues, natural disasters, or other developments could also have a significant adverse impact on a Fund and its investments.

Policy changes by the U.S. Government or U.S. Federal Reserve and political and other events within the U.S. could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the financial system and could impact a Fund and its investments. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. A downgrade of the ratings of, or a default on, U.S. Government debt obligations, or concerns about the U.S. Government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

Uncertainty regarding such events and the corresponding governmental responses could lead to corporate events such as mergers, acquisitions, and restructurings breaking or forcing a Fund to allocate assets to other strategies. Such events can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, or foreign exchange rates in other countries. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and could negatively impact a Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value or risk profile of a Fund.

Merger Arbitrage Risk: The principal risk associated with each Fund’s merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may not be completed or may be completed on less favorable terms and originally anticipated, including due to government regulation or intervention, in which case the Fund may realize losses. Such event-driven investment strategies involve the risk that the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may have been announced, its terms may be renegotiated, it may be terminated, or it may involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses impacting its shares negatively.

Non-Diversification Risk: Each Fund is non-diversified, which means that the Funds may invest a relatively high percentage of their assets in a limited number of issuers. As a result, the Funds’ performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with the occurrence of adverse events affecting a particular issuer than a diversified fund.

Options Risk: Options transactions involve special risks that may make it difficult or impossible to close a position when the Event-Driven ETF desires. These risks include possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Passive Investment Risk: The Merger Arbitrage ETF is not actively managed. Therefore, unless a specific security is removed from the Underlying Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. It is anticipated that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Underlying Index. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to track the Underlying Index could have a negative effect on the Fund. However, the Fund’s investment objective and principal investment strategies impose limits on the Fund’s ability to invest in securities not included in the Underlying Index. Unlike an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. To the extent the Fund employs a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index.

Sector Risk: The securities of companies in the same or related businesses (“sectors”), if comprising a significant portion of a Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and adversely affect the value of the Fund’s portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of sectors. Some sectors have particular risks that may not affect other sectors.

Short Sale Risk: The Funds may obtain short exposure by borrowing a security to sell or by trading a derivative instrument, such as a future, forward or swap. A Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. There is no theoretical ceiling to the price of a shorted security. Therefore, securities sold short have unlimited risk. Short sales also expose a Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. When a Fund sells a security short, it must maintain cash or high-grade securities equal to the margin requirement. As a result, a Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper and long equity positions). The need to maintain cash or other liquid assets could limit the Fund’s ability to pursue other opportunities as they arise. Short exposure generally introduces more risk to a Fund than long positions. It is also possible that a Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund.

Small and Medium Capitalization Securities Risk: Securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. Securities of small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium sized companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Therefore, small and medium capitalization stock prices may be more volatile than those of larger companies.

Special Situations Risk: The Event-Driven ETF may seek to benefit from “special situations,” such as mergers, acquisitions, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. Investing in special situations carries the risk that certain of such situations may not happen as anticipated or the market may react differently than expected to such situations. The securities of companies involved in special situations may be more volatile than other securities, may at times be illiquid, or may be difficult to value. Certain special situations carry the additional risks inherent in difficult corporate transitions and the securities of such companies may be more likely to lose value than the securities of more stable companies.

Swap Risk: Each Fund may enter into total return swaps to gain investment exposure to the underlying security or securities in a more efficient or economically attractive manner than direct ownership. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Event-Driven ETF may use swaps for any investment purpose, including as part of a merger arbitrage or event-driven strategy involving pending corporate reorganizations. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements. The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and a reference asset may be impossible to achieve. As a result, the Adviser’s use of swaps may not be effective in fulfilling the Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Temporary Investment/Cash Management Risk: The Event-Driven ETF may hold a significant portion of its assets in cash, money market or similar cash management funds, or short-term investments for temporary defensive purposes in response to adverse market, economic, political, or other conditions, to preserve the Fund’s ability to capitalize quickly on new market opportunities, or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. These investments may include money market instruments such as Treasury bills, securities issued by the U.S. Government, its agencies or instrumentalities, bankers’ acceptances, commercial paper, and repurchase agreements for the above securities, and investment companies that invest primarily in such instruments. To the extent the Fund maintains cash or holds short-term investments, the Fund may not achieve its investment objective and may also be subject to additional risks, including market, interest rate, and credit risk.

Tracking Error Risk: Tracking error is the divergence of the Merger Arbitrage ETF’s performance from that of the Underlying Index. The performance of the Fund may diverge from that of its Underlying Index because of a number of reasons, such as the use of representative sampling or other differences between the Fund’s and Underlying Index’s holdings, transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Underlying Index, tax considerations, rebalancing, or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Underlying Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from the Underlying Index. In addition, the Fund may not be fully invested in the securities of the Underlying Index at all times or may hold securities not included in the Underlying Index which may result in greater tracking error than if the Fund used a replication indexing strategy.

When-Issued, Forward Commitments, and Delayed Settlement Risk: Securities issued on a when-issued, forward commitment or delayed delivery basis involve the risk that the security the Event-Driven ETF buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

STATEMENT OF ADDITIONAL INFORMATION

The Arbitrage Funds

AltShares Merger Arbitrage ETF (ARB)

AltShares Event-Driven ETF (EVNT)

104 Fifth Avenue, 9th Floor, New York, NY 10011

PHONE: 1-212-584-2364

July 28, 2026

Shares are listed on the NYSE Arca, Inc. (“Exchange”).

This SAI describes the AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF (each a “Fund” and together, the “Funds”), each a series of The Arbitrage Funds (“Trust”). The Trust is an open-end registered management investment company under the Investment Company Act of 1940, as amended.

Water Island Capital, LLC (“Adviser”), serves as the investment adviser to the Funds. Foreside Financial Services, LLC serves as the distributor for the Funds (“Distributor”).

Shares are neither guaranteed nor insured by the U.S. Government.

This SAI, dated July 28, 2026, is not a prospectus. It should be read in conjunction with the Combined Prospectus and Information Statement dated July 28, 2026, as it may be supplemented from time to time (“Prospectus”), which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

A copy of the Prospectus and the Funds’ shareholder reports, when they are available, may be obtained without charge by writing to the Distributor, calling (855) 955-1607, or visiting www.altsharesetfs.com.

Following the close of business on or about September 25, 2026, each Fund, which is currently a series of AltShares Trust, will become the successor, through a tax-free reorganization, to a corresponding newly-created exchange traded Fund with an identical name, investment objective and investment strategy, that is a series of The Arbitrage Funds. (AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF, series of AltShares Trust, are referred to herein as Predecessor AltShares Merger Arbitrage

ETF and Predecessor AltShares Event-Driven ETF, respectively, each a “Predecessor Fund” or together, the “Predecessor Funds.”) The historical information presented in this SAI for each Fund corresponds to the historical information for the shares of the corresponding Predecessor Fund.

This SAI, relating specifically to the reorganization of the Predecessor Funds into the corresponding Funds, consists of this document and the following described documents, each of which is incorporated by reference herein:

1.   Prospectus and Statement of Additional Information for the Predecessor Funds, dated September 26, 2025, as supplemented, filed via EDGAR on September 26, 2025 (File No. 811-09815) (Accession No. 0001104659-25-093808).

2.   Semi-Annual Report to Shareholders of the Predecessor Funds dated November 30, 2025, filed via EDGAR on February 5, 2026 (File No. 811-09815) (Accession No. 0001104659-26-010829); and Annual Report to Shareholders of the Predecessor Funds dated May 31, 2025, filed via EDGAR on August 7, 2025 (File No. 811-09815) (Accession No. 0001104659-25-075091).

Table of Contents

GLOSSARY	i
TRUST AND FUND OVERVIEW	1
EXCHANGE LISTING AND TRADING	1
DISCLOSURE OF PORTFOLIO HOLDINGS	2
INVESTMENT POLICIES AND RESTRICTIONS	2
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS	6
PORTFOLIO TURNOVER	42
MANAGEMENT OF THE FUNDS	43
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	53
INVESTMENT MANAGEMENT AND OTHER SERVICES	54
PORTFOLIO MANAGERS	57
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	60
THE DISTRIBUTOR	62
ACCOUNTING AND LEGAL SERVICE PROVIDERS	65
ADDITIONAL INFORMATION CONCERNING SHARES	65
TRANSACTIONS IN CREATION UNITS	67
DETERMINATION OF NET ASSET VALUE	75
TAXATION	75
FINANCIAL STATEMENTS	84
APPENDIX A	A-1

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer to sell securities.

GLOSSARY

The following terms are used throughout this SAI, and have the meanings used below:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Adviser” means Water Island Capital, LLC.

“Authorized Participant” means a member or participant in a clearing agency registered with the U.S. Securities and Exchange Commission, which has a written agreement with the Funds or Distributor that allows it to place orders for the purchase and redemption of Creation Units.

“Board” means the Board of Trustees of the Trust.

“Business Day” means any day on which the Trust is open for business.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Creation Unit” means an aggregation of 10,000 Shares that each Fund issues and redeems on a continuous basis at NAV. Shares will not be issued or redeemed except in Creation Units.

“Distributor” means Foreside Financial Services, LLC.

“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act.

“DTC” means the Depository Trust Company.

“Exchange” means The NYSE Arca, Inc.

“FINRA” means the Financial Industry Regulatory Authority.

“Funds” means the series of the Trust discussed in this SAI: AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF.

“1940 Act” means the Investment Company Act of 1940, as amended.

“IRS” means the Internal Revenue Service.

“NAV” means the net asset value of the Fund’s Shares.

“NSCC” means the National Securities Clearing Corporation.

“NYSE” means the New York Stock Exchange, Inc.

“Prospectus” means the Funds’ Combined Prospectus and Information Statement, dated July 28, 2026, as may be amended and supplemented from time to time.

“SAI” means this Statement of Additional Information, dated July 28, 2026, as may be amended and supplemented from time to time.

“SEC” means the U.S. Securities and Exchange Commission.

“Shares” means the shares of a Fund.

i

“Transaction Fees” are fees imposed to compensate for costs incurred in connection with transactions for Creation Units.

“Trust” means The Arbitrage Funds, a Delaware statutory trust.

“U.S.” means the United States.

ii

TRUST AND FUND OVERVIEW

The Trust is a Delaware statutory trust, which was organized on December 22, 1999, and is registered under the 1940 Act as an open-end registered management investment company. The Trust is comprised of five series.

This Statement of Additional Information relates to the following two series of the Trust: AltShares Merger Arbitrage ETF (“Merger Arbitrage ETF”) and AltShares Event-Driven ETF (“Event-Driven ETF”). The Merger Arbitrage ETF is a passively managed exchange-traded fund (“ETF”), and the Event-Driven ETF is an actively managed ETF.

The Predecessor AltShares Merger Arbitrage ETF commenced operations on May 7, 2020. The Predecessor AltShares Event-Driven ETF began operations on January 2, 2015 as a traditional open-end mutual fund that was a series of the Trust. It was converted to an ETF, and commenced operations as an ETF, on September 20, 2021.

Each Fund is non-diversified, which means that it may invest a greater portion of its assets in one or a limited number of issuers and may invest overall in a smaller number of issuers than a diversified fund. The offering of Shares is registered under the 1933 Act.

Each Fund offers and issues Shares at NAV only in aggregations of a specified number of Shares, generally in exchange for a basket of securities, together with the deposit of a specified cash payment, or, in certain circumstances, for an all cash payment. Shares are listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual funds, Shares are not individually redeemable securities. Rather, each Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units of 10,000 Shares. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in the case of redemptions in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares and Transaction Fees — is not relevant to most retail investors because it applies only to transactions for Creation Units and most retail investors do not transact for Creation Units.

Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

EXCHANGE LISTING AND TRADING

Shares are listed and traded on the Exchange. Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV including because such prices may be affected by market forces (such as supply and demand for Shares). As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets, your broker will normally charge you a commission or other transaction charges. Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits.

There can be no assurance that the requirements of the Exchange for maintaining the listing of Shares will continue to be met. The Exchange may, but is not required to, remove Shares from listing if: (i) a Fund is no longer eligible to rely on Rule 6c-11 under the 1940 Act; (ii) a Fund no longer complies with the requirements set forth in NYSE Arca Rule 5.2-E(j)(8); (iii) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of Shares, or (iv) such other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove Shares from listing and trading upon termination of a Fund.

The Funds are not sponsored, endorsed, sold, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of a Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about each Fund’s portfolio securities. Under the policy, portfolio holdings of each Fund, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange that Business Day, including on the Funds’ website, www.altsharesetfs.com.

Certain employees of the Adviser are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities a Fund is willing to accept for a creation, and securities that a Fund will provide on a redemption. The Adviser’s employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling a Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Funds’ current registration statement.

INVESTMENT POLICIES AND RESTRICTIONS

The policies set forth below are fundamental policies of each Fund, as indicated.  Each Fund has adopted these policies, as indicated, and the policies may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund. As used in this SAI and in the Funds’ Prospectus and as defined in the 1940 Act, the term “majority of the outstanding shares of a Fund” means the vote of whichever is less:

(1)	67% or more of a Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or

(2)	more than 50% of a Fund’s outstanding shares.

Unless otherwise indicated, the investment policies of the Merger Arbitrage ETF provide that:

(1)	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules,

regulations, and interpretations thereunder and any applicable exemptive relief.

(2)	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules, regulations, and interpretations thereunder and any applicable exemptive relief.

(3)	The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules, regulations, and interpretations thereunder and any applicable exemptive relief.

(4)	The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any non-U.S. government, or their respective agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Fund’s Underlying Index concentrates in the securities of a particular industry.

(5)	The Fund may not purchase or sell real estate, except to the extent permitted under the 1940 Act, the rules, regulations, and interpretations thereunder and any applicable exemptive relief (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in issuers engaged in the commodities business or securities or other instruments backed by physical commodities).

(7)	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules, regulations, and interpretations thereunder and any applicable exemptive relief. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments permissible under the Fund’s investment policies.

Except with respect to the limitation on borrowing (limitation (1) of the fundamental investment restrictions above), if a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of the restriction.

Unless otherwise indicated, the investment policies of the Event-Driven ETF provide that:

(1)	The Fund may not issue senior securities other than to evidence borrowings or short sales as permitted under the 1940 Act.

(2)	The Fund may not borrow money except that the Fund may borrow:

a.	from banks to purchase or carry securities or other investments,

b.	from banks for temporary or emergency purposes, or

c.	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(3)	The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)	The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Notwithstanding the foregoing, if a large percentage of investment opportunities occurring within the U.S. are within one industry over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time. Examples of such investment opportunities for the Fund include, but are not limited to: announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, management change, institution of shareholder-friendly practices, regulatory changes, litigation, earnings results and outlook, and changes in industry or sector fundamentals.

(5)	The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.

(6)	The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

(7)	The Fund may not lend any of its assets, except that the Fund may lend up to 1/3 of its portfolio securities.

(8)	The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(9)	The Fund may not pledge, mortgage or hypothecate its assets, except to secure borrowings.

(10)	The Fund may not invest in companies for the purpose of exercising control or management.

With respect to the fundamental policies relating to senior securities set forth in (1) above, senior securities are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that a fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets). In the event that such asset coverage falls below this percentage, a fund must reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The fundamental investment restriction regarding senior securities will be interpreted so as to permit collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. Rule 18f-4 under the 1940 Act provides an exemption to enter into certain transactions deemed to be senior securities subject to compliance with the requirements and limitations outlined in “Derivatives—Rule 18f-4 under the 1940 Act.” Thus, the fundamental policies relating to issuing senior securities set forth in (1) above will not restrict a Fund from entering into derivative transactions that are treated as senior securities so long as the Fund complies with Rule 18f-4 with respect to such derivatives transactions.

With respect to the fundamental policies relating to industry concentration set forth in (4) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. If the Fund invests a significant percentage of its total assets in a single industry it may be particularly susceptible to adverse events affecting that industry and may be riskier than a fund that does not concentrate in an industry. The policies in (4) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policies also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries or sectors for purposes of its concentration policy, the Fund may rely upon available industry classifications. With respect to investments in special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”), the Fund will generally look to the investment or investments the SPAC principally holds or intends to pursue in determining the SPAC’s principal activities and the manner in which to apply its fundamental policy regarding industry concentration to an investment in a SPAC. Many SPACs invest principally in U.S. Treasury obligations, money market funds that invest exclusively in obligations of the U.S. government, and other investments that are not limited by the Fund’s fundamental policies on industry concentration until the SPAC identifies a suitable target for an acquisition or merger. In addition, investments in other investment companies are not considered an investment in any particular industry for purposes of the fundamental policies relating to industry concentration set forth in (4) above.

The 1940 Act does not directly restrict an investment company’s ability to invest in commodities but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted fundamental policies that would permit direct investment in commodities.

Each Fund has adopted a non-fundamental policy whereby it may not purchase or otherwise acquire the shares of an investment company or private fund if, immediately after such purchase or acquisition, the shares of investment companies or private funds owned by the Fund have an aggregate value of in excess of 10% of the value of the total assets of the Fund; provided, however, that this 10% limitation shall not apply to shares of investment companies or private funds purchased by the Fund in reliance on certain allowable exceptions under Rule 12d1-4 under the 1940 Act.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

Reference is made to the Prospectus for a discussion of the investment objectives and principal investment strategies of the Funds. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The investment techniques and strategies discussed below may be used by the Funds. Each Fund is free to reduce or eliminate its use of any of these techniques or strategies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to the Funds, will result in the achievement of a Fund’s objective. Also, there can be no assurance that a Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the Fund at a time that may not be opportune for shareholders.

For purposes of this SAI, the word “invest” refers to a Fund directly and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a Fund’s direct and indirect investments in securities and other instruments.

Additional information concerning the Funds, their investment policies and techniques, and the securities and financial instruments in which they may invest is set forth below

Security/Strategy	AltShares Merger Arbitrage ETF	AltShares Event-Driven ETF
Artificial Intelligence	X	X
Capital Structure Arbitrage		X
Cash Items	X	X
Cash Management/Temporary Investments	X	X
Common Stocks	X	X
Convertible Arbitrage		X
Convertible Securities		X
Cybersecurity Risks	X	X
Debt Securities		X
Depository Receipts	X	X
Derivatives	X	X
Distressed Securities		X

Security/Strategy	AltShares Merger Arbitrage ETF	AltShares Event-Driven ETF
Emerging Markets Investments	X	X
Event-Driven Strategies	X	X
Exchange-Traded Notes	X	X
Financial Institution Obligations	X	X
Foreign Corporate Debt Obligations		X
Foreign Currency Futures Contracts	X	X
Foreign Currency Transactions and Hedging	X	X
Foreign Exchange Spot Transactions	X	X
Foreign Investments	X	X
Forward Currency Contracts	X	X
Forward Foreign Currency Futures Contracts	X	X
Futures Contracts and Related Options	X	X
Geographic Focus	X	X
Illiquid Securities	X	X
Initial Public Offering Risk		X
Leverage	X	X
Loans and Other Debt Instruments		X
Master Limited Partnerships	X	X
Merger Arbitrage	X	X
Non-Diversification Status	X	X
Options Transactions	X	X
Over-the-Counter Options	X	X
Pandemic and Natural Disaster Risk	X	X

Security/Strategy	AltShares Merger Arbitrage ETF	AltShares Event-Driven ETF
Passive Foreign Investment Companies	X	X
Preferred Stocks		X
Private Placement and Restricted Securities		X
Real Estate Investment Trusts	X	X
Registered Investment Companies	X	X
Sector Risk	X	X
Securities Lending	X	X
Senior Loans		X
Short Sales	X	X
Special Purpose Acquisition Companies		X
Swap Agreements	X	X
Tax Risks	X	X
U.S. Government Securities	X	X
Valuation Risks	X	X
Warrants	X	X
When Issued, Forward Commitment, Delayed Settlement Securities	X	X

Artificial Intelligence

Each Fund and its service providers, including the Adviser, may utilize artificial intelligence ("AI") technologies, including machine learning models and generative AI, to improve operational efficiency and in connection with research. In addition, counterparties used by the Funds may utilize AI in their business activities. While the Adviser may restrict certain uses of AI tools, the Funds and the Adviser are not in a position to control the use of AI in third-party products or services. The use of AI introduces numerous potential challenges and the use of AI can lead to reputational damage, legal liabilities, and competitive disadvantages, as well as negatively impact business operations, which may occur with or without mismanagement in the use of the AI. AI requires the collection and processing of substantial amounts of data, which poses risks of data inaccuracies, incompleteness, and inherent biases, and which can degrade the technology's effectiveness and reliability. The complexity of AI systems raise significant accountability and ethical concerns. AI has enhanced the ability of threat actors to amplify the potency, scale, and speed of cybersecurity attacks. AI's role in increasing automation raises concerns about job displacement and may lead to economic and social disruptions. The unpredictable nature of AI's impact on market dynamics complicates traditional risk assessment models, making it challenging to identify risks and opportunities using historical data. Legal and regulatory frameworks governing AI's use, particularly concerning data privacy and protection, are evolving rapidly. These changes could materially alter how AI is used, which may negatively impact the Funds.

Capital Structure Arbitrage

This strategy attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities. For example, the Event-Driven ETF may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

Cash Items

A Fund may invest a portion of its assets in cash or cash items. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the U.S. Government and its agencies, bankers’ acceptances, commercial paper, bank certificates of deposit, and investment companies that invest primarily in such instruments.

Cash Management/Temporary Investments

In addition to the ability to utilize the following types of assets during normal market conditions, each Fund may adopt temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. A Fund may invest temporarily substantially all of its assets in:

●	cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities;

●	commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above;

●	repurchase agreements; and

●	investment companies that invest primarily in such instruments.

To the extent a Fund invests in these short-term investments, the Fund may not realize its investment objective and may also be subject to additional risks.

Common Stocks

Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s common stock price.

The fundamental risk of investing in common stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities, and money market investments. This may not be true currently or in the future. The market value of all securities, including common stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in a Fund only as a part of your overall investment portfolio.

Convertible Arbitrage

Convertible arbitrage is a specialized strategy that seeks to profit from pricing inefficiencies between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock. The Event-Driven ETF seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible security and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer’s capital structure, but may be subordinated to other non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Cybersecurity Risks

The Funds and their service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cybersecurity breaches affecting a Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such companies to lose value.

Debt Securities

The Event-Driven ETF may invest in corporate debt securities including corporate bonds, debentures, notes and other similar instruments. These debt securities may be rated investment grade by Standard & Poor’s or Moody’s. Securities rated BBB by Standard & Poor’s or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The Fund may also invest in securities that are rated below investment grade which are commonly referred to as “junk bonds” or “high yield” securities. Investments in high yield securities, while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Market prices of high-yield obligations may fluctuate more than market prices of higher-rated securities. High yield securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company’s portfolio and their markets, as well as on the ability of securities issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders.

During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Fund (or by a registered investment company in which the Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

Certain securities held by the Fund (or a registered investment company in which the Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s (or the underlying registered investment company’s) net assets.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund (or a registered investment company in which the Fund invests) to value accurately high yield securities or dispose of them. To the extent the Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund (or a registered investment company in which the Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Fund (or a registered investment company in which the Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under tax law. Accordingly, the Fund (or a registered investment company in which the Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Fund can meet redemption requests. To the extent that the Fund (or a registered investment company in which the Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. The Fund (or a registered investment company in which the Fund invests) may retain a portfolio security whose rating has been changed.

Depositary Receipts

The Funds may invest in foreign securities by purchasing sponsored and unsponsored depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the U.S. and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Funds’ investment policies, ADRs, GDRs, and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR, or EDR representing ownership of common stock will be treated as common stock.

In an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the depositary holder. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. In addition, the issuers of securities underlying unsponsored depositary receipts may be subject to less stringent government supervision.

Derivatives

In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset or index, which a Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes a Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased) and swap contracts, which are described separately in this SAI.

Risk Factors for Derivatives. There are significant risks that apply generally to derivatives transactions, including:

●	Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which a Fund seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

●	Counterparty Risk — the risk that a derivatives transaction counterparty will be unable or unwilling to make payments or otherwise honor its obligations to a Fund and the related risks of having concentrated exposure to such a counterparty. In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. A Fund will typically attempt to minimize counterparty risk by engaging in OTC derivatives transactions only with entities deemed creditworthy.

●	Credit Risk — the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

●	Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of a derivative.

●	Illiquidity Risk — the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that a Fund will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. It may, therefore, not be possible for a Fund to unwind its position in a derivative without incurring substantial losses (if at all). Certain OTC derivatives, including swaps and OTC options, involve substantial illiquidity risk. Illiquidity may also make it more difficult for a Fund to ascertain a market value for such derivatives. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

●	Index Risk — if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Fund paid for such derivative.

●	Legal Risk — the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

●	Leverage Risk — the risk that a Fund’s derivatives transactions can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

●	Market Risk — the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, a Fund may be required to pay substantial additional margin to maintain its position or the Fund’s returns may be adversely affected.

●	Operational Risk — the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

●	Valuation Risk — the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.

●	Volatility Risk — the risk that the value of derivatives will fluctuate significantly within a short time period.

Rule 18f-4 under the 1940 Act. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the Funds, and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 requires funds that invest in derivatives above a specified amount to adopt and implement a derivatives risk management program (“DRMP”) administered by a derivatives risk manager that is appointed by and overseen by the fund’s board of trustees, and to comply with an outer limit on fund leverage risk based on value at risk, or “VaR.” Funds that use derivative instruments in a limited amount are considered “limited derivatives users,” as defined by Rule 18f-4, are not subject to the full requirements of Rule 18f-4, but must adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risk. Funds are subject to reporting and recordkeeping requirements regarding their derivatives use. In addition, Rule 18f-4 provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of Rule 18f-4 or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. Repurchase agreements are not subject to Rule 18f-4 but are still subject to other provisions of the 1940 Act.

Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a

Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

The Funds have established a DRMP and appointed a derivatives risk manager to administer the DRMP, consistent with Rule 18f-4. The rule may not be effective to limit a Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives by registered investment companies, such as the Funds, which could significantly affect their use. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Additional Government Regulation of Derivatives. The Dodd-Frank Act and similar legislation in the European Union and elsewhere may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Act substantially increases regulation of the over-the-counter derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving certain instruments that are standardized and highly liquid and that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap,” which terms generally include over-the-counter derivatives, and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Dodd-Frank Act, the Funds may be subject to additional recordkeeping and reporting requirements.

The Adviser has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association for the Funds. The Funds are therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act. The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act.

Distressed Securities

The Event-Driven ETF’s investment in distressed securities may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, and notes, typically are unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

Emerging Markets Investments

Each Fund may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the U.S. and other more developed securities markets.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the U.S. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the U.S. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the U.S. Emerging securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the U.S. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

Event-Driven Strategies

Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations, or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives, and other instruments in implementing its event-driven strategies. Event-driven strategies are subject to the risk of overall market movements, and the Fund may experience losses even if a transaction is consummated. The Fund may be unable to hedge against market fluctuations or other risks.

Exchange-Traded Notes

An exchange-traded note (“ETN”) is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publicly traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

Financial Institution Obligations

Each Fund may invest in financial institution obligations. Obligations of financial institutions include certificates of deposit, bankers’ acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund’s performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund’s right to transfer a beneficial interest in the deposits to third parties.

Each Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the U.S.; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

Foreign Corporate Debt Obligations

The foreign corporate debt obligations in which the Event-Driven ETF may invest include investment-grade notes and non-investment grade notes, bonds, debentures, and commercial paper.

Specifically, the Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated corporate debt obligations of foreign companies without regard to ratings criteria. The Fund also may invest in U.S. dollar-denominated and non-U.S. dollar-denominated sovereign debt obligations of developed countries without regard to ratings criteria.

In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. Interest on foreign debt obligations may be subject to foreign withholding taxes which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders.

Foreign Currency Futures Contracts

A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, specialized, and technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If the Merger Arbitrage ETF utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of the underlying index and may lower the Fund’s return. Each Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, the Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Foreign Currency Transactions and Hedging

Each Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market. Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. However, a Fund may do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices. Each Fund may also purchase and sell forward currency contracts, which are financial contracts to trade a specific foreign currency at an agreed exchange rate at a future date. Each contract is individually negotiated and privately traded by currency traders and their customers in the interbank market. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures, forwards, and options values can be expected to correlate with exchange rates but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. In hedging transactions, the value of a Fund’s foreign-denominated investments may change in response to many factors other than exchange rates, in which case it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

Foreign Exchange Spot Transactions

Each Fund may settle trades of holdings denominated in foreign currencies on a spot (i.e., cash) basis at the prevailing rate in the foreign currency exchange market. A foreign exchange spot transaction, also known as FX spot, is an agreement between two parties to buy one currency against selling another currency at an agreed price for settlement on the spot date. The exchange rate at which the transaction is done is called the spot exchange rate. Unlike forward foreign currency exchange contracts and foreign currency futures contracts, which involve trading a particular amount of a currency pair at a predetermined price at some point in the future, the underlying currencies in a spot FX are exchanged following the settlement date.

Foreign Investments

Each Fund may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by ADRs and listed on domestic securities exchanges or traded in the U.S. on over-the-counter markets.

Foreign Market Risk. Foreign security investment or exposure involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory, and political uncertainties, and may have significantly less liquidity, than developed markets. In particular, each Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities, or increase or decrease exposures, on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities, or obtain exposure to them, or transfer a Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

Currency Risk and Exchange Risk. Securities in which a Fund invests, or to which it obtains exposure, may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of these securities. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly, when the U.S. dollar decreases in value against a foreign currency, an investment in, or exposure to, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as “currency risk,” which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas. Foreign currencies also involve the risk that they will be devalued or replaced, adversely affecting the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers, and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the U.S. Foreign securities in which a Fund invests, or to which it obtains exposure, are generally held outside the U.S. in foreign banks and securities depositories. Each Fund’s custodian is the Fund’s “foreign custody manager” as provided in Rule 17f-5 under the 1940 Act. The “foreign custody manager” is responsible for determining that the Fund’s directly-held foreign assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell, and hold securities, or increase or decrease exposures thereto, in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody, and/or other costs. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for a Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain of their assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends and interest on, and proceeds from the sale of, foreign securities a Fund holds, or has exposure to, may be subject to foreign withholding or other taxes, and special federal tax considerations may apply. See “Taxation.”

Additional Risks of Global Markets. From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Tensions, war, or open conflict between nations could affect the economies of many nations, including the U.S. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets and negatively affect the value and liquidity of a Fund’s investments.

Forward Currency Contracts

Each Fund may enter into forward currency contracts. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

Each Fund may enter into forward currency contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. Each Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver. Each Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Adviser.

Although each Fund values its assets each Business Day in terms of U.S. dollars, it does not intend to convert their foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Forward contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.

Forward Foreign Currency Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts are contracts between parties in which one party agrees to make a payment to the other party (the “Counterparty”) based on the change in market value or level of a specified currency. In return, the Counterparty agrees to make payment to the first party based on the return of a different specified currency. Non-deliverable forward contracts will usually be done on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive.

Futures Contracts and Related Options

Each Fund may purchase or sell stock index futures contracts and options thereon, including as a substitute for a comparable market position in the underlying securities. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

Each Fund generally chooses to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying asset. The extent of the Fund’s loss from an unhedged short position in futures contracts is potentially unlimited. Each Fund may engage in related closing transactions with respect to options on futures contracts. A Fund intends to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract, and that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Each Fund may cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently inversely with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently to the futures contract. Each Fund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract.

Although the Funds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market.

Historically, an adviser of a fund trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts) has been excluded from regulation as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a fund’s commodity interests — other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) does not exceed 5% of the fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests.

The Adviser intends to comply with one of the two alternative limitations described above with respect to the Funds and claim an exclusion from the definition of the term “commodity pool operator” under the CEA with respect to the Funds. The Adviser therefore will not be subject to registration or regulation as a CPO under the CEA. Complying with the limitations may restrict the Adviser’s ability to use derivatives as part of each Fund’s investment strategies. Although the Adviser expects to be able to execute each Fund’s strategies within the limitations, performance could be adversely affected.

Geographic Focus

Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. To the extent a Fund focuses on a specific region, it will be more exposed to that region’s economic cycles, currency exchange rates, stock market valuations and political risks, among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia, can be interdependent and may be adversely affected by the same events.

Illiquid Securities

An illiquid security is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Illiquid securities may include unregistered securities, securities subject to contractual or legal restrictions on resale or other restricted securities, repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined to be liquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and securities such as repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, an institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Adviser may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.

The Funds have adopted and implemented a liquidity risk management program. This program seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that a Fund would be unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has designated the Adviser as the administrator of the liquidity risk management program.

Initial Public Offering Risk

The Event-Driven ETF may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. As a result, IPOs performance can be more volatile and they face greater risk of business failure, affecting the Fund’s portfolio.

Leverage

Each Fund may borrow from banks to increase its portfolio holdings of securities. This borrowing is known as leverage. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund would be required to dispose of some of its portfolio holdings within three days (excluding Sundays and holidays) in order to reduce each Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of portfolio holdings at that time.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of such Fund’s agreement with its lender, the asset value per share of such Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that a Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

Loans and Other Debt Instruments

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Event-Driven ETF in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

Master Limited Partnerships

A Fund may invest in master limited partnerships (“MLPs”), which are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs generally have two classes of owners, one or more general partners and the limited partners (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units and have a limited role in the partnership’s operations and management. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Merger Arbitrage

The Merger Arbitrage ETF seeks to track the performance of the Water Island Merger Arbitrage USD Hedged Index (the “Underlying Index”), which is designed to reflect a global merger arbitrage strategy. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The most common arbitrage activity involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. To gain exposure to the Underlying Index, the Fund will establish long positions in shares of the target company’s stocks. When the terms of a transaction call for the exchange of an acquiring company’s common stock, the Underlying Index, as a result of the index methodology, may include components that are designed seek to hedge against the risk of a decline in the value of the acquiring company’s stock, such as by establishing short positions in shares of the acquiring company’s stock.

The Event-Driven ETF may utilize a merger arbitrage strategy in order to profit from event-driven opportunities. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. Each Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies.

A corporation’s minority shareholders may have a statutory right of appraisal to have a fair stock price determined by a judicial proceeding or by an independent valuator, which obligates the acquiring corporation to repurchase the shares at the determined price. Appraisal rights are a protection for minority shareholders that prevent the acquiring company in a merger from paying less than the acquired company is worth to shareholders. However, there is no guarantee that exercising appraisal rights will result in a Fund receiving an amount greater than the previously paid share price. There is a risk that a Fund exercising appraisal rights may receive less value. Moreover, a Fund exercising appraisal rights may be subject to additional costs of the appraisal proceeding without receiving an increased return on its investment if the appraisal does not result in a higher share price. A Fund exercising appraisal rights may also experience limited liquidity on its investment while the subject securities are being appraised, which may limit the Fund’s ability to pursue other investments and achieve its investment objective.

Non-Diversification Status

Each Fund is non-diversified, which means that more of a Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a fund that is diversified. This may make the value of a Fund’s shares more susceptible to certain risks than shares of a diversified fund. As a non-diversified fund, each Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Options Transactions

Each Fund may write both covered and uncovered options. Option transactions in which a Fund may engage involve the specific risks described above as well as the following risks:

●	the writer of an option may be assigned an exercise at any time during the option period;

●	disruptions in the markets for underlying instruments could result in losses for options investors;

●	imperfect or no correlation between the option and the securities being hedged;

●	the insolvency of a broker could present risks for the broker’s customers; and

●	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by such Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Adviser’s ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser’s ability to select the proper time, type, and duration of the options.

By writing call options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. A Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to a Fund at a higher price than its then current market value.

Each Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to such Fund.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by a Fund expires unexercised, such Fund will lose the premium it paid. In addition, a Fund could suffer a loss if the premium paid by such Fund in a closing transaction exceeds the premium income it received. When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

Writing Covered Call Options. Each Fund may write covered call options on equity securities to earn premium income, to ensure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if a Fund owns the underlying security subject to the call option at all times during the option period. The principal reason for a Fund to write call options on securities held by such Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

There is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

Writing Covered Put Options. Each Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased or to earn premium income. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. A put option is “covered” if a Fund is short the underlying security subject to the put option at all times during the option period.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

Writing Uncovered Options. In addition to covered options, each Fund may sell “uncovered” call and put options. Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge. As the writer of a covered call option or an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

The Funds’ ability to write call or put options may be limited by margin requirements and other federal securities rules or regulations and is subject to the requirements of Rule 18f-4 as described in the “Derivatives—Rule 18f-4 under the 1940 Act” section above.

Over-the-Counter Options

A Fund may engage in transactions in options that are traded over-the-counter (“OTC transactions”). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom a Fund originally dealt. Any such cancellation, if agreed to, may require a Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, such Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, the Fund in question may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

It is each Fund’s intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

Pandemic and Natural Disaster Risk

The impact of a health crisis and other epidemics and pandemics that may arise in the future could affect the global economy in ways that cannot necessarily be foreseen at the present time. In addition to widespread disease, including the novel coronavirus disease (COVID-19) and other pandemics and epidemics, natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena, generally have been, and can be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. The impact of infectious diseases and natural or environmental disasters in developing or emerging market countries may be greater due to limited health care and other resources. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent each Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to successfully execute its investment strategy or achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.

Passive Foreign Investment Companies

If a Fund purchases shares in passive foreign investment companies (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described below. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Currently proposed IRS regulations, if adopted, would treat such included amounts as nonqualifying regulated investment company income to the Fund unless such amounts were also distributed to the Fund.

Alternatively, each Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from distributions of PFIC stock. A Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax election, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Preferred Stocks

The Event-Driven ETF may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Private Placement and Restricted Securities

The Event-Driven ETF may invest in securities that are not registered under the Securities Act of 1933, as amended (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing and may not function as efficiently as established markets. As a result of the absence of a public trading market, privately placed securities may be deemed to be illiquid investments or less liquid investments and may be more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to lack of liquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. Where registration is required for restricted securities, a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security. Transactions in restricted securities may entail other transaction costs that are higher than those for transactions in unrestricted securities. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets, or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Real Estate Investment Trusts

A real estate investment trust (“REIT”) is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on net income and net realized gains distributed to its shareholders if, among other things, it distributes substantially all of its taxable income (other than net capital gains) and certain other amounts for each taxable year.

Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including a Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in a Fund’s fee table.

A Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants, especially in light of the effects of COVID-19 or potential future pandemics. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free “pass-through” of income under the Code, including regulations thereunder and IRS interpretations or similar authority upon which a Fund may rely, or its failure to maintain exemption from registration under the 1940 Act.

Registered Investment Companies

Each Fund may invest in shares of registered investment companies to the extent permitted by the 1940 Act and the rules, regulations and interpretations thereunder. The 1940 Act generally permits a Fund to purchase securities of other investment companies where no more than 10% of the value of the Fund’s total assets would be invested in such securities, no more than 5% of the Fund’s total assets would be invested in shares of any one investment company, and the Fund would hold no more than 3% of the outstanding voting securities of any investment company.

Fund of fund arrangements must comply with the provisions of the 1940 Act, Rule 12d1-4 under the 1940 Act, or another rule. Pursuant to Rule 12d1-4, a Fund is permitted to exceed the limits of Section 12 of the 1940 Act if the Fund complies with Rule 12d1-4’s conditions, which contain elements from the SEC’s prior exemptive orders permitting fund of funds arrangements, including (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures.

Investment companies include open-end investment companies, closed-end investment companies, unit investment trusts, and ETFs which may be organized as either open-end investment companies or unit investment trusts, all of which are professionally managed portfolios.

Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the Funds invest. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company’s shares.

Under certain circumstances an open-end investment company in which the Funds invest may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of a Fund and the Adviser. At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which a Fund invests. As a result, a Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Registered investment companies in which the Funds may invest may concentrate their investments within one industry (namely, sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees and redemption gates for use in times of market stress. If a Fund invests in a money market fund with a floating NAV, the impact on the trading and value of the money market instruments may negatively affect a Fund’s return potential. ETFs and closed-end funds are investment companies whose shares are bought and sold on a securities exchange.

An investment in an ETF or a closed-end fund generally presents the same primary risks as an investment in a conventional open-end fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF or a closed-end fund can fluctuate within a wide range, and a Fund could lose money investing in such a fund if the prices of the stocks owned by it go down. In addition, ETFs and closed-end funds are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of their shares may trade at a discount to their net asset value; (ii) an active trading market for their shares may not develop or be maintained; or (iii) trading of their shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Each Fund may invest in index-based ETFs, which hold a portfolio of securities designed to track a particular market segment or index. Tracking error is the divergence of an ETF’s performance from that of its underlying index, and may arise due to, among other things, an imperfect correlation between the ETF’s portfolio securities and those in its index, rounding of prices, timing of cash flows, the ETF’s size, changes to the index and regulatory requirements. Each Fund may also invest in other actively managed ETFs. A Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities or commodities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or commodities. ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. Also, even though the market price of an ETF is derived from the securities it owns, such price may be at, above, or below the ETF’s NAV.

Sector Risk

From time to time, based on market or economic conditions or investment opportunities, a Fund may have significant investments in one or more sectors of the market. When a Fund invests a substantial portion of its assets in a particular sector, industry or sub-sector of the economy, the Fund’s investments are not as varied as the investments of most funds and are far less varied than the broad securities markets. As a result, a fund that invests more heavily in one sector or industry of the market may see its performance be especially sensitive to developments that significantly affect that sector or industry. In addition, a sector or industry may also react in the same way to economic, political, or regulatory events and a Fund’s performance may be affected if the sector or industry does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Securities Lending

The Funds may seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash maintained on a current basis at an amount at least equal to the market value of the securities loaned (100% collateral). The collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. The collateral may be invested in repurchase agreements, money market funds, and other short-term obligations, subject to the restrictions of the 1940 Act. The amount of such collateral investment may be substantial. The aggregate value of securities loaned by a Fund at a given time will not exceed one-third of the value of the total assets of a Fund. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the Fund’s investment. A Fund will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

To the extent permitted by federal law, investments of any cash invested or reinvested under the securities lending program are exempt from the restrictions set forth in the Funds’ Prospectus and this SAI.

Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. This risk could be greater for foreign securities. In the Funds’ securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against losses resulting from these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing cash subjects the investment, as well as the securities loaned, to market appreciation or depreciation.

There were no securities lending activities for the Funds’ most recently completed fiscal year.

Senior Loans

Senior Loans are loans made to borrowers that may be corporations, partnerships, or other entities (each a “Borrower”). Investing in Senior Loans involves investment risk, and some Borrowers default on their Senior Loan repayments. The risks associated with Senior Loans are similar to the risks of high yield bonds, although Senior Loans typically are senior and secured, whereas high yield bonds often are subordinated and unsecured. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a Borrower’s default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the Borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. No active trading market may exist for certain Senior Loans, which may impair the ability of the Event-Driven ETF to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods.

Short Sales

Each Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company’s common stock and/or other securities to be received may be sold short. The Adviser will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion. However, should the acquisition be called off or otherwise not completed, a Fund may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s securities. A Fund must comply with Rule 18f-4 with respect to its short sale borrowings, which are considered derivative transactions under the Rule. See the “Derivatives—Rule 18f-4 under the 1940 Act” section above. Until a Fund replaces a borrowed security, the Fund will adhere to the requirements set forth in that section.

Special Purpose Acquisition Companies

The Event-Driven ETF may invest in the common stock of and other interests (e.g., warrants and rights) in SPACs. A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Fund may invest in SPACs for a variety of investment purposes, including to achieve income. SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. If not subject to a restriction on resale, the Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. The Fund may invest in certain SPAC investments where the SPAC or the securities underlying the SPAC will not be registered under the Securities Act of 1933, as amended and/or no public market may exist for such securities. Such investments involve a high degree of risk which could cause the Fund to lose all or part of its investment. The restrictions on resale of certain unregistered SPAC investments may be for an extended time (e.g., two to three years).

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, some SPACs are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders;

(iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Swap Agreements

Each Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

Each Fund may also enter into currency swap agreements. A currency swap agreement is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. A Fund expects to enter into these currency swaps in primarily the following circumstances: to lock in the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund has exposure.

General Characteristics of Swap Agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods generally ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” namely, the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.

Forms of swap agreements include:

(1) equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap”;

(2) equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor”; and

(3) equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Although some swap agreements may be prepaid in full by a Fund at inception, most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to such Fund). In addition, these transactions are subject to the risks and requirements outlined in the “Derivatives” section above.

Risks Associated with Swap Agreements. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause each Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Tax Risks

The U.S. income tax rules may be uncertain when applied to specific arbitrage transactions, including, among other issues, identifying deferred losses from wash sales or realized gains from constructive sales. Such uncertainty may cause a Fund to be exposed to unexpected tax liability or loss of pass-through tax status.

U.S. Government Securities

The Funds may invest in a variety of U.S. Treasury obligations, including bills, notes, and bonds. These obligations differ only in terms of their interest rates, maturities, and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the

U.S. Treasury; and others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Valuation Risks

For investments where market quotations are not readily available, or if the Adviser believes a market quotation does not reflect fair value, the Funds are required to fair value their investments. The Funds’ Board of Trustees has designated the Adviser as each Fund’s valuation designee to perform fair value functions in accordance with valuation policies and procedures adopted by the Adviser, subject to the Board’s oversight. The Adviser has a Fair Valuation Committee, which is responsible for monitoring the valuation of portfolio securities and other investments as needed and determining the fair value of illiquid and other holdings after consideration of all relevant factors. The Fair Valuation Committee reports its determinations to the Board. The Funds may rely on the quotations furnished by pricing services or other third parties, including broker dealers and counterparties to price portfolio securities and other assets for which there is no readily available or reliable market quotation. Such reliance carries with it the risk that the quotations may be inaccurate or unreliable. Fair market valuation entails specific risks, and these risks may be further complicated by the complexities of each transaction. The recent decline of worldwide economies has increased the volatility of market prices and has increased the level of uncertainty in valuations. Consequently, a Fund may have more frequently applied fair valuation determinations in determining net asset value. There is no uniform or single standard for fair valuation pricing. Miscalculations of fair valuation pricing may result in overestimating or underestimating the value of a particular asset and thus the net asset value of the Fund. In addition, since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders are not able to purchase or sell the Fund’s shares.

Warrants

Each Fund may invest a portion of its assets in warrants only to the extent that such investments do not exceed 5% of the Fund’s net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

When-Issued, Forward Commitment and Delayed Settlement Securities

Each Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. If the transaction is collateralized, the exchange of margin may take place between the Fund and the counterparty according to an agreed-upon schedule. Generally, a Fund will record the transaction and reflect the value of the securities each day in determining its NAV. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

As described in the “Derivatives—Rule 18f-4 under the 1940 Act” section above, when-issued or forward settling securities transactions that do not physically settle within 35 days are required to be treated as derivatives transactions in compliance with Rule 18f-4 under the 1940 Act. However, when-issued or forward settling securities transactions physically settling within 35 days are deemed not to involve a senior security under Section 18 of the 1940 Act.

PORTFOLIO TURNOVER

Because the Funds had not yet commenced operations prior to the date of this SAI, the Funds do not have a portfolio turnover rate to provide. The portfolio turnover rate of the Predecessor AltShares Merger Arbitrage ETF for the fiscal years ended May 31, 2024 and May 31, 2025 was 550% and 431%, respectively. The portfolio turnover rate of the Predecessor AltShares Event-Driven ETF for the fiscal years ended May 31, 2024 and May 31, 2025 was 407% and 480%, respectively.

Each Fund’s portfolio turnover may vary from year to year, as well as within a year. Each Fund’s portfolio turns over for a variety of reasons. A high portfolio turnover rate (for example, over 100%) will result in increased transaction costs to the Fund, including brokerage commissions and other transaction costs. The performance of the Fund could be negatively impacted by the increased costs.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include futures contracts and option contracts in which the Fund may invest because such contracts generally have a remaining maturity of less than one year.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business of the Trust is managed under the direction of the Board in accordance with the Amended and Restated Trust Instrument of the Trust, which has been filed with the SEC and is available upon request.

The Trustees serve for an indefinite term and the officers are elected annually. It is the policy of the Board that each Trustee shall retire from the Board at the conclusion of the first meeting at which the Trustee has attained age 75. The Board’s retirement policy is subject to periodic review by the Nominating and Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate.

Pursuant to the Amended and Restated Declaration of Trust, the Trustees elect the officers of the Trust to supervise its day-to-day operations. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes.

The Trustees, officers, and employees of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust.

Name, Address and Year of Birth	Term of Office* and Length of Time Served	Position with Trust	Principal Occupation During Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios Overseen by Trustee
Interested Trustees
John S. Orrico, CFA** 104 Fifth Avenue 9th Floor New York, NY 10011 (1960)	Since 2000	President and Chairman of the Board of Trustees	Managing Member and Co-Chief Investment Officer (March 2024–present), Managing Member and Chief Investment Officer (2000–2024), Water Island Capital, LLC, the Investment Adviser.	None	5
Independent Trustees***
John C. Alvarado (1959)	Since 2003	Lead Independent Trustee	Independent Director (since 2003). Previously, Chief Operating Officer (2018–2025) and Chief Financial Officer (2016–2025)	None	5

of Magnum Development LLC, a privately held Utah-based integrated energy storage and power generation company, and Chief Financial Officer of ACES Delta, LLC (2020-2025), an advanced clean energy storage project. Prior to that, Managing Director at Alvarado Energy Advisors LLC, a boutique investment banking firm providing financial advisory services to middle market energy companies (2014–2016); and Managing Director for The Seaport Group, a credit-focused investment bank (2010–2014).
Robert P. Herrmann (1962)	Since 2012	Trustee	Executive Director (2025-present) and Independent Director (2019-2025) of GeoWealth LLC, a technology provider in the financial services industry. Previously, Chief Executive Officer of Freedom Investment Management, Inc., a national financial advisory firm (2020–2025); and President & Chief Executive Officer of Discovery Data, a leading financial services industry data provider (2009–2019).	Independent Director and Chairman of Nominating and Governance Committee of TD Funds (USA) (2014–2019); Independent Director of FundChoice Holdings LLC (2014-2018); Board Trustee, Monmouth Medical Center (2012–2024, including Board Chair 2018-2022); Advisory	5

Board Member, Monmouth University School of Science (2017-2022); Independent Director, Delta Data (2022-2025).
Stephen R. Byers (1953)	Since 2016	Trustee	Independent Director (since 2011); Independent Consultant (since 2014).	Independent Director, Barings BDC (BBDC), a business development company (since 2022); Independent Chair (since 2016), Trustee (since 2011), Lead Independent Trustee (2015–2016) and Audit Committee Chair (2011−2015), Deutsche Bank db-X ETF Trust (45 portfolios); Independent Director and Audit Committee Chair (2012–2022), Lead Independent Director (2019–2022), Chairman of Sierra Special Committee	5

(2019–2022), Sierra Income Corporation; Board Member (since 2016) and Audit Committee Chair (since 2019), Mutual Fund Directors Forum.
Francis X. Tracy (1957)	Since 2016	Trustee	Independent Director (since 2016). Previously, President, Chief Financial Officer, Treasurer, and Secretary for Batterymarch Financial Management, Inc. (1999−2014).	Batterymarch Global Emerging Markets Fund (Luxembourg) (2010-2014).	5

* Each Trustee serves during the lifetime of the Trust until his successor is elected, his death, his resignation, retirement or removal, or the Trust terminates, whichever is sooner.

**John S. Orrico, as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

***Each Independent Trustee may be contacted by writing to the Trustee c/o Fatima Sulaiman, K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006-1600.

Executive Officers Who Are Not Trustees

Name, Address and Year of Birth	Term of Office and Length of Time Served	Position with Trust	Principal Occupation During Past Five Years	Other Directorships Held During the Past Five Years
Karlis Griffiths 104 Fifth Avenue 9th Floor New York, NY 10011 (1982)	One Year Since 2023	Anti-Money Laundering Officer and Secretary	Anti-Money Laundering Officer (2023–present), Compliance Officer (2023–present), and Senior Operations Analyst (2010–present), Water Island Capital, LLC.	N/A

Jonathon Hickey 104 Fifth Avenue 9th Floor New York, NY 10011 (1980)	One Year Since 2013	Chief Financial Officer	Senior Managing Partner (2025-present), Chief Operating Officer (2016–present), Director of Operations (2011–2016), Water Island Capital, LLC; Treasurer of the Trust (2013-2026).	N/A
Chanah Bickel 104 Fifth Avenue 9th Floor New York, NY 10011 (1981)	One Year Since February 2026	Treasurer	Controller, Water Island Capital, LLC (2015–present).	N/A
Philip Channen* 104 Fifth Avenue 9th Floor New York, NY 10011 (1964)	One Year Since 2019	Chief Compliance Officer	Chief Compliance Officer, Water Island Capital, LLC (2019–present); Deputy Chief Compliance Officer, HarbourVest Partners, LLC (2017–2019).	N/A

* During the fiscal year ended May 31, 2025, the Chief Compliance Officer of the Trust received compensation from the Trust in the amount of $213,439.00.

Additional Information About the Trustees

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.

John S. Orrico has been a Trustee of the Trust since inception and is Co-Chief Investment Officer and Managing Member of the Adviser. He also currently serves as President and Chairman of the Board of the Trust and AltShares Trust, an open-end management investment company which is advised by the Adviser. His experience and skills as a portfolio manager of Arbitrage Fund, a series of the Trust that operates as a traditional mutual fund, as well as his familiarity with the investment strategies utilized by the Adviser, led to the conclusion that he should serve as a Trustee.

The combination of skills and attributes discussed below led to the conclusion that each of Messrs. Alvarado, Herrmann, Byers, and Tracy should serve as a Trustee. The Board believes that, collectively, the Trustees have diverse and complementary qualifications, experience, attributes, and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of each Fund’s shareholders.

●	Mr. Alvarado was the chief operating officer and chief financial officer of a private energy company. Prior to that, he served as the managing director for an investment bank. With prior experience in internal audit, Mr. Alvarado has honed his understanding of financial statements and the issues that confront businesses, and this allows him to bring to the Board valuable insights on how to address issues impacting the Funds. In addition to serving on the Trust’s Board, he is currently a financial expert of the Audit Committee and the Lead Independent Trustee of the Trust. Mr. Alvarado’s diligent and thoughtful service as a Trustee of the Trust since 2003 has provided him with a detailed understanding of the mutual fund industry.

●	Mr. Herrmann’s extensive experience in the financial services industry, including his experience as the chief executive officer of a financial advisory firm, as well as his prior experience as the chief executive officer of a financial services industry data provider and as the chief executive officer of two asset management firms, has provided him with a wealth of knowledge regarding funds and the environment in which funds operate. This experience and the knowledge he has acquired about the investment management industry is valuable in helping the Funds address issues that they face, and he brings these assets to the Board in a relatable, effective way.

●	Mr. Byers has worked in the financial services industry for over 35 years with experience in finance, operations, and investment management. He has served as vice chairman and chief investment officer and chairman of investment policy and risk oversight for large investment companies and has served as a director or trustee for multiple boards, including, among others, the Mutual Fund Directors Forum, the Graduate School of Business at the College of William and Mary, a financial corporation, and an ETF complex. Through these positions, Mr. Byers has gained an extensive knowledge and understanding of board oversight, director responsibilities, and fund governance.

●	Mr. Tracy was the President, Chief Financial Officer, Treasurer, and Secretary of a financial management company. During his tenure, he gained a deep understanding of operations, compliance, and risk management. Further, Mr. Tracy has extensive financial and investment management knowledge gained through his over 40 years of business experience and over 30 years of experience within the investment industry. He is currently the Chairman of the Audit Committee.

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee and a Nominating and Governance Committee to assist the Board in performing its oversight responsibilities.

The Board normally holds four regularly scheduled meetings each year, at least one of which normally is in person. The Board may hold special meetings, as needed, either in person, by videoconference or by telephone, to address matters arising between regular meetings. The Independent Trustees meet separately at each regularly scheduled meeting of the Board. The Independent Trustees may also hold special meetings, as needed, either in person or by telephone.

John S. Orrico serves as President and Chairman of the Board of the Trust. Mr. Alvarado serves as Lead Independent Trustee of the Board. In this capacity, Mr. Alvarado chairs executive sessions of the Independent Trustees, advises the officers of the Funds with respect to agenda and information needs relating to Board meetings, oversees the annual self-evaluation of the Board, monitors action items developed at Board meetings, serves as a liaison between the Independent Trustees and the officers of the Funds and the Adviser, and performs such other duties as the Board or the Independent Trustees may delegate. The Trust has appointed a Lead Independent Trustee to enhance its leadership structure. The Board reviews its structure periodically and believes its leadership structure, including the appointment of a Lead Independent Trustee, is appropriate and effective, given the asset size of the Trust, number of Funds offered by the Trust, the number of Trustees overseeing the Trust, and the Board’s oversight responsibilities, as well as the Trust’s business activities.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee and Fund officers and service providers, the Board performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Trust; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer (“CCO”) of the Funds who oversees the implementation and review of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

The Board of Trustees of the Trust has established an Audit Committee consisting of the Independent Trustees. The Audit Committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds.

Not all risks that may affect a Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of a Fund, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Committees

The Board of Trustees of the Trust has established an Audit Committee, which oversees the Funds’ accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are Francis X. Tracy (Chair), John C. Alvarado, Stephen, R. Byers, and Robert P. Herrmann. The Audit Committee held four meetings during the fiscal year ended May 31, 2025.

The Board has a Nominating and Governance Committee, which is generally responsible for recommending to the Board a slate of persons to be nominated for election as Trustees at any meeting of the shareholders and a person to be elected to fill any vacancy occurring for any reason in the Board. However, while the Trust’s plan of distribution pursuant to Rule 12b-1 (the “Rule 12b-1 Plan”) under the 1940 Act is in effect, those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser and who have no direct or indirect interest in the operation of the plan of distribution or any related agreement, including the Distribution Agreement (as defined below) (the “Rule 12b-1 Trustees”) are responsible for the selection and nomination of those Trustees who are not “interested persons.” The Nominating and Governance Committee is not currently accepting nominations of candidates recommended by shareholders because it believes that it is able to identify a sufficient number of candidates from its own resources. The members of the Nominating and Governance Committee, each of whom is a Rule 12b-1 Trustee, are Robert P. Herrmann (Chair), John C. Alvarado, Stephen R. Byers, and Francis X. Tracy. The Nominating and Governance Committee held one meeting during the fiscal year ended May 31, 2025.

The Board has not established a compensation committee. The Nominating and Governance Committee periodically reviews Trustee compensation.

Compensation

For services to the Trust, each Trustee who is not an interested person of the Trust receives an annual retainer of $70,000, paid in quarterly installments, which covers all regular, committee, and special meetings. In addition, the Lead Independent Trustee receives an annual retainer of $10,000; the Chair of the Audit Committee receives an annual retainer of $10,000; and the Chair of the Governance Committee receives an annual retainer of $2,500. Independent Trustees also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with serving as an Independent Trustee, including expenses associated with attending Board or Committee meetings. None of the executive officers, except for the CCO, receive compensation from the Trust.

The following table shows compensation amounts paid by the Predecessor Funds to the Trustees for the fiscal year ended May 31, 2025, and reflects the compensation arrangements in effect during that fiscal year.

Name and Position	Aggregate Compensation from the Predecessor Funds*	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees**
Interested Trustee:
John S. Orrico***	$0	None	None	None
Independent Trustees:
John C. Alvarado	$0	None	None	$80,000
Robert P. Herrmann	$0	None	None	$72,500
Stephen R. Byers	$0	None	None	$70,000
Francis X. Tracy	$0	None	None	$80,000
Nancy M. Morris****	$0	None	None	$70,000

*     Pursuant to the terms of its investment advisory agreement with respect to each Fund, the Adviser bears all of its own costs associated with providing advisory services and all the expenses of the Funds (excluding certain items, as provided in the investment advisory agreement), including Independent Trustee compensation. During the fiscal year ended May 31, 2025, Mr. Tracy and Ms. Morris each were compensated $15,000 for serving on the Board of AltShares Trust and overseeing the Predecessor Funds.

**  The compensation shown in the table was paid by the other three series of the Trust that operate as traditional mutual funds.

*** Mr. Orrico is an “interested person,” as defined by the 1940 Act, of the Trust because of his employment and relationship with the Adviser.

**** Ms. Morris retired from her position as a Trustee effective June 2026.

Fund Shares Owned by Trustees

As of June 1, 2026 the Trustees did not own any of the outstanding Shares of the Funds as the Funds were not operational prior to that date.

As of June 1, 2026, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

The following table shows each Trustee’s beneficial ownership of shares of the Predecessor Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of September 2, 2025.

Name of Trustee	Fund	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds Overseen by Trustee *
Interested Trustee:

John S. Orrico	Predecessor AltShares Merger Arbitrage ETF Predecessor AltShares Event-Driven ETF	Over $100,000 Over $100,000**	Over $100,000

Independent Trustees:
John C. Alvarado	Predecessor AltShares Merger Arbitrage ETF Predecessor AltShares Event-Driven ETF	None None	Over $100,000

Robert P. Herrmann	Predecessor AltShares Merger Arbitrage ETF Predecessor AltShares Event-Driven ETF	None None	$10,001-$50,000

Stephen R. Byers	Predecessor AltShares Merger Arbitrage ETF Predecessor AltShares Event-Driven ETF	None None	Over $100,000

Francis X. Tracy	Predecessor AltShares Merger Arbitrage ETF Predecessor AltShares Event-Driven ETF	$10,001-$50,000 None	Over $100,000

* The funds overseen by the Trustees include the Predecessor Funds and three additional series of the Trust, which are organized as mutual funds.

**As of June 1, 2026, John S. Orrico (or the Adviser, which is under Mr. Orrico’s control) beneficially owned 39.17% of the outstanding voting shares of the Predecessor AltShares Event-Driven ETF and therefore is deemed to be a control person of the Fund.

Codes of Ethics

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor each has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers, and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs. Copies of the Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A.

Information on how the Predecessor Funds voted proxies relating to their portfolio securities during the most recent 12 month period ended June 30 is available on the Funds’ website at

www.altsharesetfs.com and without charge upon request by calling (855) 955-1607 or on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. A shareholder who owns beneficially more than 25% of the outstanding shares of a fund or who is otherwise deemed to “control” a fund may be able to determine or significantly influence the outcome of matters submitted to a vote of such fund’s shareholders.

There are no control persons for the Funds because the Funds had not commenced operations as of the date of this SAI.

The following table provides the name and address of any person who owned of record or beneficially 5% or more of the outstanding shares of the Predecessor Funds as of June 1, 2026.

Predecessor AltShares Merger Arbitrage ETF:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	53.96%	Record
BNY Mellon 525 William Penn Place Pittsburgh, PA 15259	11.67%	Record
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	10.04%	Record
JP Morgan Chase & Co. 4 Chase Metrotech Center Brooklyn, NY 11245	6.55%	Record

AltShares Event-Driven ETF:

Charles Schwab & Co. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	50.07%	Record

JP Morgan Chase & Co.* 4 Chase Metrotech Center Brooklyn, NY 11245	25.01%	Record
National Financial Services LLC** 499 Washington Blvd. Jersey City, NJ 07310	21.46%	Record

* Includes 18.61% beneficial ownership by the Adviser and 6.40% beneficial ownership by John S. Orrico.

**Includes 14.15% beneficial ownership by John S. Orrico.

As of June 1, 2026, John S. Orrico (or the Adviser, which is under Mr. Orrico’s control) beneficially owned 39.17% of the outstanding voting shares of the Predecessor AltShares Event-Driven ETF and is therefore deemed to be a control person of the Fund. Mr. Orrico’s address is: Water Island Capital, LLC, Attn: John S. Orrico, Trustee, 104 Fifth Avenue, 9th Floor, New York, NY 10011-6901.

As of June 1, 2026, the Trustees and officers of the Predecessor AltShares Merger Arbitrage ETF (including the Adviser) as a group owned of record 4.97% of the outstanding voting shares of the Fund. As of June 1, 2026, the Trustees and officers of the Predecessor AltShares Event-Driven ETF (including the Adviser) as a group owned of record 39.57% of the outstanding voting shares of the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Advisory Agreement

Water Island Capital, LLC (the “Adviser”) is the investment adviser to the Funds. The Adviser is a limited liability corporation organized under the laws of Delaware and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. John S. Orrico is the Managing Member of the Adviser and a portfolio manager of each series of the Trust and is a control person of the Adviser. Water Island Capital, LLC is located at 104 Fifth Avenue, 9th Floor, New York, New York 10011.

The Adviser manages the investment and the reinvestment of the assets of the Funds in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Board.

Under an investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (“Advisory Agreement”), the Funds pay the Adviser a fee at an annualized rate, which is calculated daily and paid monthly, based on its average daily net assets, set for in the table below.

Fund	Advisory Fee Rate (based on average daily net assets)
AltShares Merger Arbitrage ETF	0.75%

AltShares Event-Driven ETF	1.25%

The following table shows the investment advisory fees accrued by each Predecessor Fund for each of its last three fiscal years.

Fund	Year Ended May 31, 2023	Year Ended May 31, 2024	Year Ended May 31, 2025
Predecessor AltShares Merger Arbitrage ETF	$583,661	$514,693	$574,635
Predecessor AltShares Event-Driven ETF	$36,952	$43,495	$60,774

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time.

Effective September 30, 2022, the Adviser voluntarily agreed to reduce the advisory fee for the Predecessor AltShares Merger Arbitrage ETF to 0.55% of the Fund’s average daily net assets when the Fund’s assets are under $100 million, and to reduce the advisory fee to 0.65% of the AltShares Merger Arbitrage ETF’s average daily net assets when the Predecessor AltShares Merger Arbitrage ETF’s assets are $100 million or more but less than $200 million. No waiver will apply once the Fund’s net assets reach $200 million. This voluntary arrangement may be eliminated by the Adviser at any time.

Pursuant to the Adviser's voluntary fee waiver described above, the Adviser waived $153,236 of the advisory fees accrued for the Predecessor AltShares Merger Arbitrage ETF during the fiscal year ended May 31, 2025, waived $137,251 of the advisory fees accrued for the Predecessor AltShares Merger Arbitrage ETF during the fiscal year ended May 31, 2024, and waived $155,643 of the advisory fees accrued for the Predecessor AltShares Merger Arbitrage ETF during the fiscal year ended May 31, 2023.

The Adviser bears all of its own costs associated with providing these advisory services and all operating expenses of the Funds, except for the (i) the compensation payable to the Adviser under the Advisory Agreement, (ii) payments under the Funds’ Rule 12b-1 plan, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), (viii) any securities lending-related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Funds may be a party and indemnification of the Trustees and officers with respect thereto).

The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, the Trust or its shareholders in connection with the matters to which the Advisory Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Advisory Agreement.

The Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The Advisory Agreement will remain in effect for as long as its continuance is specifically approved at least annually, by (1) the vote of the Trustees or by a vote of a majority of the shareholders of a Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or Interested Persons of any person thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board of Trustees or, with respect to a Fund, by a majority of the outstanding Shares, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to the Trust, and that it shall be automatically terminated if it is assigned.

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”) serves as administrator (“Administrator”), custodian (“Custodian”), and transfer agent (“Transfer Agent”) for the Funds. State Street’s principal address is One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts, 02114. Pursuant to the Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting, and financial reporting services for the maintenance and operations of the Trust and the Funds. In addition, State Street makes available the office space, equipment, personnel, and facilities required to provide such services. Pursuant to the Master Custodian Agreement with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Funds, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Funds. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for the Funds’ authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees, and asset-based fees which are accrued daily and paid monthly by the Adviser from its management fee.

No administration expenses were paid by the Adviser for the Funds because they had not commenced operations prior to the date of this SAI.

For the fiscal years ended May 31, 2025, May 31, 2024, and May 31, 2023, the administration expenses of the Predecessor AltShares Merger Arbitrage ETF paid by the Adviser to State Street were $155,402, $174,183, and $270,769, respectively

For the fiscal years ended May 31, 2025, May 31, 2024, and May 31, 2023, the administration expenses of the Predecessor AltShares Event-Driven ETF paid by the Adviser to State Street were $127,459, $148,442, and $192,392, respectively.

PORTFOLIO MANAGERS

The following tables provide information about other accounts managed by the portfolio managers who have day-to-day responsibility for management of the Funds. The information in the tables is as of May 31, 2025.

AltShares Merger Arbitrage ETF
Portfolio Managers	Number of Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Christopher Plunkett	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$0	$0	$0	$0	$0	$0
Eric Becker	1 account	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$6 million	$0	$0	$0	$0	$0
John S. Orrico, CFA	6 accounts	1 account	0 accounts	0 accounts	1 account	0 accounts
	$1.005 billion	$25 million	$0	$0	$25 million	$0

AltShares Event-Driven ETF
Portfolio Managers	Number of Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Eric Becker	1 account	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$87 million	$0	$0	$0	$0	$0
John S. Orrico, CFA	6 accounts	1 account	0 accounts	0 accounts	1 account	0 accounts
	$1.086 billion	$25 million	$0	$0	$25 million	$0
Matthew Osowiecki*	4 accounts	1 account	0 accounts	0 accounts	1 account	0 accounts
	$1.017 billion	$25 million	$0	$0	$25 million	$0

*Mr. Osowiecki’s information is as of August 31, 2025.

Material Conflicts of Interest

The Adviser maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day responsibilities for managing multiple portfolios. Other portfolios managed by the Adviser may include, without limitation: separately managed accounts, registered investment companies, unregistered investment companies such as pooled investment vehicles and hedge funds, and proprietary accounts. However, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived. Certain of these conflicts are described below.

Allocation of Limited Investment Opportunities. If a Fund’s portfolio manager identifies a limited investment opportunity (including IPOs and private placement securities) that may be suitable for multiple Funds and/or other of the Adviser’s client accounts, the investment opportunity may be allocated among these multiple Funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors. The Adviser has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner among client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions, or risk controls.

Similar Investment Strategies. The Adviser and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, current holdings, and risk controls. Purchases or sales of securities for a portfolio may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios, including one or more Funds, by the Adviser’s allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all portfolios.

Different Investment Strategies. The Adviser and its portfolio management team may manage multiple portfolios with different investment strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of portfolios with different investment strategies, the Adviser has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance of trading activity and supervisory reviews of accounts. Any proposed cross trades must be reviewed and approved by the Adviser’s compliance department prior to execution and must comply with Rule 17a-7 under the 1940 Act.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which the portfolio manager or the Adviser has a financial interest. The Adviser may also manage certain pooled investment vehicles whereby the Adviser provides principal protection for investors. The Adviser may be motivated to favor such funds to minimize the likelihood of losses. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the Adviser or portfolio manager. As described above, it is the Adviser’s policy that investment opportunities and trades are allocated fairly and equitably among client accounts, taking into consideration the objectives, restrictions, investment strategy, asset allocation and benchmarks of each client. To manage conflicts that arise from management of portfolios that may have differences in financial incentives, performance in portfolios with like strategies is regularly reviewed by management.

Selection of Brokers/Dealers. A Fund’s portfolio manager may be able to select or influence the selection of the brokers/dealers that are used to execute securities transactions. In addition to executing trades, some brokers/dealers provide the Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In order to be assured of continuing to receive services considered of value to the Funds, the Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the 1934 Act. A portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the accounts that they manage, although the payment of brokerage commissions is always subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services received. Firms that provide brokerage or research services to the Funds and Adviser may also promote the sale of the Funds or other investment companies or pooled investment vehicles advised by the Adviser, and the Adviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of the brokerage and research services provided by the firm and is not based on any sales of the Funds or other investment companies or pooled investment vehicles advised by the Adviser.

Personal Holdings and Transactions. The Adviser’s portfolio managers and other employees may have beneficial ownership of holdings in personal accounts that are the same or similar to those held in client accounts, including the Funds. Under limited circumstances, the Adviser allows its employees to trade in securities that it recommends to advisory clients, and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by the Adviser for its client accounts. The Adviser and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by the Adviser. This may result in a potential conflict of interest since the Adviser’s employees have knowledge of such funds’ investment holdings, which is non-public information. The Adviser has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing preclearance and reporting requirements, trading blackout periods, a minimum holding period, supervisory oversight, and other measures designed to reduce conflicts of interest.

The Funds’ portfolio managers may also face other potential conflicts of interest in the management of the Funds and other accounts, and the examples provided above are not intended to provide an exhaustive list or complete description of every conflict that may arise.

Portfolio managers are compensated with salary, discretionary bonus, and potential profit sharing. Discretionary bonuses are based on personal performance, both relative and absolute fund performance, and profitability of the Adviser. Should the profitability of the firm allow, portfolio managers may receive additional compensation in the form of a profit share award.

Portfolio Managers’ Ownership in the Fund

No portfolio manager owned any shares of the Funds as of the date of this SAI.

For the Predecessor Funds’ most recently completed fiscal year ended May 31, 2025, the table below provides beneficial ownership of shares of the portfolio managers of each Fund they manage (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned By	Fund	Dollar Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Eric Becker	Predecessor AltShares Merger Arbitrage ETF	None
	Predecessor AltShares Event-Driven ETF	None
John S. Orrico, CFA	Predecessor AltShares Merger Arbitrage ETF	Over $1 million
	Predecessor AltShares Event-Driven ETF	Over $1 million
Matthew Osowiecki*	Predecessor AltShares Merger Arbitrage ETF	None
Christopher Plunkett	Predecessor AltShares Event-Driven ETF	$50,001-$100,000

*Mr. Osowiecki’s information is as of August 31, 2025.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Brokerage Transactions

Portfolio changes will generally be implemented through in-kind transactions for Creation Units; however, the Adviser may execute brokerage transactions for the Funds and the Funds may incur brokerage commissions, particularly during the early stages of a Fund’s development or in the case of transactions involving realized losses. Also, the Funds may accept or pay cash as part or all of a purchase or redemption of a Creation Unit, in which case the Adviser may need to execute brokerage transactions for the Funds.

Brokerage Allocation

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Funds are made by the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for the Funds’ use.  Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;
●	the execution capability, reliability, responsiveness, integrity, and financial condition of the broker or dealer;
●	the size of and difficulty in executing the order;
●	the value of research provided; and
●	the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

Brokers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research, and other services provided to the Fund.

In allocating portfolio brokerage, the Adviser may select brokers who also provide brokerage, research, and other services to a Fund and/or other accounts over which the Adviser exercises investment discretion. Brokerage services are used to facilitate trade execution. The Adviser utilizes a third-party execution management system to facilitate trade execution and uses a separate third-party order management system to facilitate trade settlement and trade allocations. Research services provided through brokerage will be those providing information and analyses that assist the portfolio managers in making investment decisions. Examples of such research services include Bloomberg information and research, publications containing investment information and recommendations and individual reports written about specific companies, securities and economic analyses, newsletters, and opinions relating to economic trends, general advice on the relative merits of possible investment securities for a Fund, and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to a Fund and the Adviser, it may not be possible to place a dollar value on the information. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all of its client accounts and not all such services may be used by the Adviser in connection with the Fund.

To the extent that a research service provided by a broker is used by the Adviser for non-research or non-brokerage purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research or non-brokerage use. Only the percentage or component that provides assistance to the Adviser in the investment decision making process or in facilitating trade executions may be paid using brokerage commissions.

Firms that provide brokerage or research services to the Funds and Adviser may also promote the sale of the Funds or other investment companies or pooled investment vehicles advised by the Adviser, and the Adviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of the brokerage and research services provided by the firm and is not based on any sales of the Funds or other investment companies or pooled investment vehicles advised by the Adviser.

During the fiscal years ended May 31, 2025, May 31, 2024, and May 31, 2023, the Predecessor AltShares Merger Arbitrage ETF paid aggregate brokerage commissions of $367,398, $346,392, and $348,592, respectively. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided for the Fund were $459,222,911 and $248,424, respectively.

During the fiscal years ended May 31, 2025, May 31, 2024, and May 31, 2023, the Predecessor Event-Driven ETF paid aggregate brokerage commissions of $28,912, $13,804, and $13,164, respectively. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided for the Fund were $34,025,335 and $20,258, respectively.

Regular Broker Dealers. The Funds are required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) or their parent companies held by the Funds as of the close of their most recent fiscal year and state the value of such holdings. Because the Funds have not yet commenced operations, they did not hold any securities of its “regular broker-dealers” as of its most recent fiscal year end. As of May 31, 2025, the Predecessor AltShares Merger Arbitrage ETF held $2,411,491.00 of securities issued by Morgan Stanley & Co. LLC and $2,411,492.00 of securities issued by State Street Bank and Trust Company. As of May 31, 2025, the Predecessor AltShares Event-Driven ETF held $202,361.00 of securities issued by Morgan Stanley & Co. LLC and $202,361.00 of securities issued by State Street Bank and Trust Company.

THE DISTRIBUTOR

Shares of the Funds are offered continuously on a best-efforts basis by Foreside Financial Services, LLC (“Foreside” or the “Distributor”), pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distribution Agreement provides that Foreside, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares.  Foreside is not obligated to sell any specific amount of Fund shares.  Foreside is registered as a broker-dealer under the 1934 Act, and each state’s securities laws and is a member of FINRA.  The address of

Foreside is 190 Middle Street, Suite 301, Portland, ME 04101.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years from its effective date, and thereafter from year to year, subject to annual approval by (a) either a majority of the Board or a vote of a majority of the outstanding shares, or (b) a majority of the Trustees who are not interested persons (as defined in the 1940 Act), by vote cast in person at a meeting called for the purpose of voting on such approval.

After the initial two-year term, the Distribution Agreement may at any time be terminated without penalty on sixty days’ written notice by the Distributor, by the Funds’ Board, or by a vote of a majority of the outstanding voting securities of the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.

Distribution Plan

Each Fund has adopted a distribution and service plan (together, the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No fees are currently charged pursuant to the Plan, and there is no current intention to charge such fees pursuant to the Plan. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the independent Trustees who have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund. All material amendments to the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that Shares pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Distributor does not retain 12b-1 fees for profit, but instead keeps any excess (if applicable) in retention for future distribution related expenses. The Adviser pays the Distributor a fee for certain distribution related services. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Funds are authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Shares or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Funds’ then-current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Funds; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Funds, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Funds; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts, and (vii) such other services and obligations as are set forth in the Distribution Agreement.

Payments to Financial Intermediaries

The Funds and their affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, recordkeeping, and shareholder communication services. For example, compensation may be paid to make Shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that the Funds pay all or a portion of such compensation, the payment is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Funds’ transfer agent and/or administrator.

The Adviser or another affiliate of the Funds, out of its own resources, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from the Adviser or another affiliate of the Funds may include payments for shareholder servicing, marketing, and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Funds, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Shares, including costs incurred in compensating registered sales representatives and preparing, printing, and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Funds or their affiliates, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend Shares over other potential investments. Similarly, the compensation may cause a financial intermediary to elevate the prominence of the Funds within its organization by, for example, placing the Funds on a list of preferred funds.

ACCOUNTING AND LEGAL SERVICE PROVIDERS

Independent Registered Public Accounting Firm

The Trust has selected Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, as independent registered public accounting firm for the fiscal year ended May 31, 2026. Cohen & Company, Ltd. performs an annual audit of the Trust’s financial statements and advises the Trust as to certain accounting and tax matters.

Legal Counsel

K&L Gates LLP, 1601 K Street NW, Washington, DC 20006, serves as the Trust’s legal counsel and as counsel to the Independent Trustees.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on December 22, 1999 and has authorized capital of unlimited Shares of beneficial interest that may be issued in more than one class or series. The Trust currently consists of five series, the AltShares Merger Arbitrage ETF, the AltShares Event-Driven ETF, the Arbitrage Fund, the Water Island Event-Driven Fund, and the Water Island Credit Opportunities Fund.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders, but if ordered by the Trustees, the Trust will call a special meeting of shareholders of the Funds. Shareholders holding two-thirds of Shares outstanding of a Fund may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares are freely transferable. Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights. The Amended and Restated Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits that would have no effect on the value of an investor’s investment in a Fund.

The Amended and Restated Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust that are binding only on the assets and property of the Trust. The Amended and Restated Declaration of Trust provides for indemnification out of the Funds’ property for all loss and expense of the Funds’ shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the

Funds themselves would not be able to meet the Trust’s obligations, and this risk should be considered remote.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC acts as Securities Depository for Shares. Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust inquires of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust provides each such DTC Participant with copies of such notice, statement or other communication, in such form, number, and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit

DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

TRANSACTIONS IN CREATION UNITS

General

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without a sales load but subject to the transaction fees described below, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. A “Business Day,” as used herein, is any day on which the New York Stock Exchange (“NYSE”) is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Currently, the number of shares that constitutes a Creation Unit is 10,000 shares. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of a Fund, and to make changes in the number of shares constituting a Creation Unit, including in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Creation Units may be purchased and redeemed only by or through an Authorized Participant. Such Authorized Participant will agree, pursuant to the terms of an Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including those set forth below, the Authorized Participant Agreement and the handbook governing the Authorized Participants. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be an Authorized Participant or may not have executed an Authorized Participant Agreement with the Distributor and that Creation Unit orders may have to be placed by the investor’s broker through an Authorized Participant. As a result, such orders may result in additional charges to such investor. A list of current Authorized Participants may be obtained from the Distributor.

Investors who are not Authorized Participants may purchase and sell shares of a Fund on the secondary market. The Funds rely on exemptive relief from the affiliated transaction provisions of the 1940 Act to permit persons, who are affiliated with the Funds solely by virtue of owning more than 5% of a Fund’s (or affiliated fund’s) shares (and their affiliates), to purchase and redeem Fund shares in kind (i.e., in exchange for a basket of securities).

Purchases of Creation Units

The consideration for the purchase of Creation Units of the Funds consists of an in-kind deposit of a designated portfolio of securities (or cash for all or any portion of such securities (“Deposit Cash”) (collectively, the “Deposit Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Securities. Together, the Deposit Securities and the Cash Component (inclusive of any Deposit Cash) constitute the “Fund Deposit.”

The Custodian or the Administrator expects to make available through the NSCC on each Business Day, prior to the opening of regular trading on the Exchange, a list of names and the required number of shares of each Deposit Security and the estimated amount of the Cash Component to be included in the current Fund Deposit. The identity and number of shares of the Deposit Securities may change pursuant to, among other matters, changes in the composition of a Fund’s portfolio, rebalancing adjustments and corporate action events and when Custom Baskets are used, as discussed below. Cash purchases of Creation Units will be effected in essentially the same manner as in-kind purchases. The Authorized Participant will pay the cash equivalent of the Deposit Securities as Deposit Cash.

The means by which the Deposit Securities and Cash Component are to be delivered by the Authorized Participant to the Funds are set forth in the Authorized Participant Agreement and the handbook governing the Authorized Participants, except to the extent the Distributor and the Authorized Participant otherwise agree. Fund shares will be settled through the DTC system.

Placement of Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to purchase shares of a Fund before the time as of which the Fund’s NAV will be calculated that day. For a purchase order to be processed based on the NAV calculated on a particular Business Day, the purchase order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”). Investors who are not Authorized Participants and seek to place a purchase order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cutoff Time on such Business Day. Custom orders may be required to be received by the Distributor one hour prior to the Cutoff Time in order to be effectuated at the Fund’s NAV on that Business Day.

The Authorized Participant Agreement and the handbook governing the Authorized Participants set forth the different methods whereby Authorized Participants can submit purchase orders. A purchase order is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the purchase order, such as, in the case of purchase orders submitted through the Distributor’s website, the completion of all required fields, and otherwise set forth in the Authorized Participant Agreement and handbook governing the Authorized Participants are properly followed.

Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to create shares of the Funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Funds may invest are closed may not be accepted or may be charged the maximum transaction fee. The Distributor, in its discretion, may permit the submission of orders and requests by or through an Authorized Participant via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. A purchase order, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Issuance of, Creation Units

All questions as to whether an order has been submitted in proper form and the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Funds and the Funds’ determination shall be final and binding.

Each Fund reserves the absolute right to reject or revoke acceptance of a creation order, including if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of a Fund Deposit would, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Fund, the Distributor, and the Adviser make it impracticable to process purchase orders. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of the rejection or revocation of acceptance of such order. The Funds, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Except as provided in the following paragraph, a Creation Unit will not be issued until the transfer of good title to the Funds of the Deposit Securities and the payment of the Cash Component, Deposit Cash, and creation transaction fees have been completed. In this regard, the Custodian will require, prior to the issuance of a Creation Unit, that the sub-custodian confirm to the Custodian that the Deposit Securities have been delivered to the account of a Fund at the sub-custodian(s). If the Fund does not receive the foregoing by the time specified herein the Creation Unit may not be delivered or the purchase order may ultimately be rejected.

Each Fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that all Deposit Securities have not been received, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value of up to 115% of the value of the missing Deposit Securities. The only collateral that is acceptable is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time on the contractual settlement date of the Creation Unit(s). Each Fund may buy the missing

Deposit Securities at any time, and the Authorized Participant will be liable for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral. In addition, the cash collateral may be invested at the risk of the Authorized Participant, and any income on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, each Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Once the Fund has accepted a purchase order, upon the next determination of the NAV of the shares, the Fund may confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Creation Units typically are settled on a “T+2 basis” (i.e., two Business Days after trade date), subject to certain exceptions. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, and to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates.

Creation Transaction Fees

A standard creation transaction fee is imposed to offset transfer and other costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact, and other costs and expenses. Authorized Participants will also bear the costs of transferring the Deposit Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The standard creation transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

FUND	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
AltShares Merger Arbitrage ETF	$250	2.00%
AltShares Event-Driven ETF	$250	2.00%

* As a percentage of the Creation Unit(s) purchased.

The Adviser may waive or adjust the transactions fees from time to time based on actual experience.

To the extent that the Adviser, on behalf of the Funds, may need to convert subscriptions that are made in whole or in part in cash into a foreign currency prior to purchasing investments denominated in foreign currencies at the applicable exchange rate and subject to the applicable spread, Creation Unit purchasers bear the risk associated with changes in the currency exchange rate and security value between the time they place their order and the time that a Fund converts any cash received into foreign investments.

Redemptions of Creation Units

The consideration paid by the Funds for the redemption of Creation Units consists of an in-kind basket of a designated portfolio of securities (or cash for all or any portion of such securities (“Redemption Cash”)) (collectively, the “Fund Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Fund Securities. Together, the Fund Securities and the Cash Component (inclusive of Redemption Cash) constitute the “Fund Redemption.”

The identity and number of shares of the Fund Securities may change pursuant to, among other matters, changes in the composition of a Fund’s portfolio, rebalancing adjustments and corporate action events and when Custom Baskets are used, as discussed below. Cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions. The Authorized Participant will receive the cash equivalent of the Fund Securities as Redemption Cash.

The delivery of Fund shares will normally be settled through the DTC system. The means by which the Fund Securities and Cash Component are to be delivered to the Authorized Participant by the Fund are set forth in the Authorized Participant Agreement and the handbook governing the Authorized Participants, except to the extent the Distributor and the Authorized Participant otherwise agree.

Placement of Redemption Orders

To initiate a redemption order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to redeem shares of a Fund generally before the time as of which the Fund’s NAV is calculated that day. For a redemption order to be processed based on the NAV calculated on a particular Business Day, the order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”). Investors who are not Authorized Participants and seek to place a redemption order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the redemption order to the Distributor by the Cutoff Time on such Business Day. Custom orders may be required to be received by the Distributor one hour prior to the Cutoff Time in order to be effectuated at a Fund’s NAV on that Business Day.

The Authorized Participant Agreement and the handbook governing the Authorized Participants set forth the different methods whereby Authorized Participants can submit redemption orders. A redemption request is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the redemption order, such as, in the case of redemption orders submitted through the Distributor’s website, the completion of all required fields, and otherwise set forth in the Authorized Participant Agreement and handbook governing the Authorized Participants are properly followed.

Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to redeem shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which a Fund may invest are closed may be charged the maximum transaction fee. The Distributor, in its discretion, may permit the submission of orders and requests by or through an Authorized Participant via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. A redemption request, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Redemption of, Creation Units

All questions as to whether an order has been submitted in proper form and the requisite number of Fund shares and transaction fees have been delivered shall be determined by each Fund and each Fund’s determination shall be final and binding.

Each Fund reserves the absolute right to reject a redemption order if the order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. The Funds or Distributor will notify the Authorized Participant of such rejection, but the Funds, Custodian, sub-custodian and Distributor shall not be liable for any failure to give such notification.

The payment by each Fund of the Fund Securities, Redemption Cash, and Cash Component will not be issued until the transfer of the Creation Unit(s) and the applicable redemption transaction fees has been completed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities and the applicable redemption transaction fees by the required time, the redemption request may be rejected. Further, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction where Fund Securities are customarily traded and will be delivered. If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may redeem shares in Redemption Cash.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that a Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering a Fund Security under such laws.

To the extent contemplated by the Authorized Participant Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Funds’ Transfer Agent, the Transfer Agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of at least 105%, which the Trust may change from time to time, of the value of the missing shares. The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement will permit the Trust, on behalf of each Fund, to purchase the missing shares or acquire the Fund Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Fund Securities or Cash Component and the value of the collateral.

Once a Fund has accepted a redemption order, upon the next determination of the NAV of the shares, the Fund may confirm the redemption of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Deliveries of redemption proceeds by the Funds typically are settled on a “T+2 basis” (i.e., two Business Days after trade date), but may be made up to seven days later, particularly in stressed market conditions, except as further set forth herein. Each Fund reserves the right to settle redemption transactions on another basis to accommodate non-U.S. market holiday schedules (see below for further information), closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Redemption Transaction Fees

A standard redemption transaction fee is imposed to offset transfer and other costs associated with the redemption of Creation Units. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact, and other costs and expenses. Authorized Participants will also bear the costs of transferring the Fund Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The standard redemption transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

FUND	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
AltShares Merger Arbitrage ETF	$250	2.00%
AltShares Event-Driven ETF	$250	2.00%

* As a percentage of the Creation Unit(s) redeemed.

The Adviser may waive or adjust the transactions fees from time to time based on actual experience.

To the extent that the Adviser, on behalf of the Funds, may need to sell investments denominated in foreign currencies prior to converting such proceeds into U.S. dollars at the applicable exchange rate and subject to the applicable spread for redemptions that are made in whole or in part for cash, those redeeming Creation Units will bear the risk associated with changes in the currency exchange rate and securities value between the time they place their redemption order and the time that a Fund converts any foreign currency-denominated investments into U.S. Dollars.

Custom Baskets

The basket of securities comprising a Fund Deposit or a Fund Redemption may be representative of a Fund’s portfolio holdings; or the Fund may utilize a “custom basket” provided that certain conditions are met. A custom basket is (i) a cash-in-lieu basket, (ii) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings, or (iii) a basket that may be composed of a representative selection of a Fund’s portfolio holdings but differs from the initial basket used in transactions on the same business day. The Trust has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for custom baskets. Such policies and procedures provide detailed parameters for the construction and acceptance of custom baskets, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters. In connection with the construction and acceptance of custom baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with a Fund’s investment objective, policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by a Fund and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; (4) whether the use of custom baskets may reduce costs, increase (tax) efficiency and improve trading; and (5) with respect to index-based strategies, whether the securities, assets and other positions aid a Fund to track its underlying index. The policies and procedures apply different criteria to different custom baskets in order to mitigate against potential overreaching by an Authorized Participant, although there is no guarantee that such policies and procedures will be effective.

Taxation on Creation and Redemptions of Creation Units

An Authorized Participant who exchanges equity securities for one or more Creation Unit(s) generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Unit(s) at the time and the exchanger’s aggregate basis in the securities surrendered and any cash paid. An Authorized Participant who exchanges one or more Creation Unit(s) for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit(s) and the aggregate market value of the securities received and any cash received on the redemption. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the grounds that under such a transaction there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether and when such a loss might be deductible. The Funds have the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund shares so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Funds also have the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Funds is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern time), on each day the NYSE is open for business.  The NYSE is open for business on every day except Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas.  The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.

TAXATION

Overview

Set forth below is a discussion of certain federal income tax considerations concerning the Funds and the purchase, ownership, and disposition of the Funds’ shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or to certain types of shareholders subject to special treatment under the federal income tax law (for example, life insurance companies, banks and other financial institutions, and individual retirement accounts (“IRAs”), and other retirement plans). This discussion is based upon present provisions of the Code, and the regulations promulgated thereunder, in effect as of the date hereof and judicial decisions and administrative rulings publicly available as of that date, all of which are subject to change, which may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify for its first and each subsequent taxable year, to be treated as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Code. A RIC is not subject to federal income tax on net income and net realized capital and foreign currency gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, a Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities or such currencies and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below) (“QPTPs”) (the income described in this paragraph (a), “Qualifying Income”) (“Income Requirement”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of that value and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of that value is invested in (x) the securities (other than Government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are engaged in the same, similar or related trades or businesses or (y) the securities of one or more QPTPs (“Diversification Requirements”); and

(c) distribute with respect to each taxable year at least the sum of 90% of its “investment company taxable income” (as that term is defined in the Code, without regard to the deduction for dividends paid — generally, ordinary income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any) (“ICTI”) and 90% of its net exempt interest income for such year (“Distribution Requirement”).

A QPTP is a “publicly traded partnership” that is treated as a partnership for federal tax purposes and meets certain qualifying income requirements but derives less than 90% of its gross income from the items described in clause (a)(i) above.

In general, for purposes of the Income Requirement, income derived from a partnership (other than a QPTP) will be treated as Qualifying Income only to the extent it is attributable to items of income of the partnership that would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a QPTP will be treated as

Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

For purposes of meeting the Diversification Requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a QPTP.

If, in any taxable year, a Fund were to fail to qualify for taxation as a RIC — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of those requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then, the Fund would be subject to tax on its taxable income at the corporate rate (21%), and all distributions from earnings and profits, including distributions of net capital gain (that is, the excess of net long-term capital gain (i.e., gain from the sale or other disposition of investments that the Fund has owned (or is treated as having owned) for more than one year) over net short-term capital loss) (if any)), would be taxable to shareholders as dividend income. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends would be taxable as “qualified dividend income” (as defined below) and thus subject to federal income tax at the rates for net capital gain. In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, all or part of those dividends would be eligible for the “dividends-received deduction.” Distributions from the Fund would not be deductible by it in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Amounts not distributed on a timely basis as described in the next sentence are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, plus (3) all such income and gains that were not distributed in previous years. For this purpose, a Fund will be treated as having distributed any amount on which it has been subject to federal corporate income tax in the taxable year ending within the calendar year. Each Fund intends for its first and each subsequent taxable year to make distributions, sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Fund will be able to do so.

Distributions

For federal income tax purposes, distributions of ICTI are taxable to a U.S. shareholder (other than a tax-exempt entity) as ordinary income (in some cases eligible to be treated as qualified dividend income as described below), whether paid in cash or shares. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or reinvested in shares, are taxable at long-term capital gain rates (see below), regardless of how long the shareholder has held the shares on which the Capital Gain Dividends were paid. Capital Gain Dividends are not eligible for the corporate dividends-received deduction and are not “qualified dividend income.”

Distributions attributable to the excess of net gains from the sale or other disposition of investments that a Fund owned for one year or less over net long-term capital losses are taxable as ordinary income. Distributions of capital gains are generally made after applying any available capital loss carryover(s).

The maximum long-term capital gain rates applicable to individual shareholders is either 15% or 20% (depending on whether depending on whether the individual’s income exceeds certain threshold amounts).

A distribution is treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution thus is taxable to a shareholder in its taxable year in which that December 31 falls, rather than the calendar year in which the distribution is received.

Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution, but the distribution nevertheless will generally be taxable.

Shareholders are notified annually as to the federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received.

For taxable years beginning after December 31, 2017, individuals and certain noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from publicly traded partnerships. The IRS has issued regulations permitting a RIC to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a RIC to pass through to its shareholders income from publicly traded partnerships that would be eligible for such deduction.

Distributions by a Fund to a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit-sharing plan, generally are not taxable. However, distributions from such a plan will be taxable to individual participants without regard to the character of the income earned by the plan.

Please consult a tax advisor for a more complete explanation of the federal, state, local, and (if applicable) foreign tax consequences of making investments through such plans.

Qualified Dividend Income

A Fund’s distributions attributable to “qualified dividend income” (i.e., dividends the Fund receives on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) received by an individual shareholder who satisfies similar restrictions with respect to the shareholder’s Fund shares are taxed at the maximum long-term capital gain rates mentioned above. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of deducting investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a “passive foreign investment company.” Each Fund will report which portion of its dividends consists of qualified dividend income. In the event that at least 95% of a Fund’s gross income in a taxable year consists of qualified dividend income, then all of the Fund’s dividends with respect to such year will be qualified dividends income for individual shareholders who meet the holding period requirements.

Disposition of Shares

Upon a redemption, sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon his, her, or its basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are held as capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange of shares will be disallowed to the extent the shares are replaced (including through reinvestment of dividends, if available) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received (or treated as having been received) by the shareholder with respect to such shares.

Backup Withholding

Dividends (including Capital Gain Dividends) and redemption proceeds paid to shareholders may be subject to withholding tax (“backup withholding”). Backup withholding will apply if (1) a shareholder fails to furnish its broker with the shareholder’s correct Social Security number or other taxpayer identification number, (2) the IRS notifies a shareholder or the broker that the shareholder has failed to properly report to the IRS certain interest and dividend income and to respond to notices to that effect, or (3) when required to do so, a shareholder fails to certify that he or she is not subject to backup withholding. The backup withholding rate is 24%. Any amounts backup withheld may be credited against a shareholder’s federal income tax liability.

In order for a foreign investor to qualify for exemption from backup withholding and for reduced withholding tax rates under income tax treaties (see the next subsection), the investor must comply with special certification and filing requirements. Foreign investors in the Funds should consult their tax advisors in this regard.

Non-U.S. Shareholders

Dividends, other than Capital Gain Dividends, paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) generally are subject to withholding of federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are attributable to net income or net realized gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of the Fund’s shares is “effectively connected” (as defined in the Code) with a trade or business within the U.S. the shareholder conducts and (2) Capital Gain dividends paid to a nonresident alien individual who is physically present in the U.S. for no more than 182 days during the taxable year, generally will be subject to that withholding tax. Two categories of dividends, however, “interest-related dividends” and “short-term capital gain dividends,” a Fund pays to foreign shareholders (with certain exceptions) and reports in writing to its shareholders are exempt from that withholding tax. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the U.S. “Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” (i.e., net short-term capital gain, computed with certain adjustments).

A Fund may opt not to report dividends as interest-related dividends or short-term capital gain dividends.

If a beneficial holder of shares who or that is a foreign person has a trade or business in the U.S., and dividends from a Fund are effectively connected with the holder’s conduct of that trade or business, the dividends will be subject to federal income taxation at regular income tax rates. Such a holder, however, is not, in general, subject to federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares or on Capital Gain Dividends unless the holder is described in clauses (1) or (2) in the preceding paragraph.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain generally is subject to federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the U.S.

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a Fund pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the U.S. must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Funds can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Funds or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide its broker with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Unrelated Business Taxable Income

Income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to such an entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Funds if the Fund’s shares constitute “debt-financed property” (as defined in Code section 514(b)) in the hands of the shareholder.

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income,” from investments in certain REITs. Furthermore, any investment by a Fund in residual interests of a collateralized mortgage obligation that has elected to be treated as a real estate mortgage conduit (“REMIC”) can create complex tax consequences, especially if the Fund has state or local government or other tax-exempt shareholders.

Options, Futures, and Swaps

Regulated futures contracts, certain foreign currency contracts, and certain options (namely, “non-equity options” — i.e., certain listed options, such as those on a “broad-based” securities index — and dealer equity options) in which a Fund may invest may be “section 1256 contracts.” Gains or losses on these contracts are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of a taxable year (and on certain other dates prescribed in the Code) are “marked-to-market,” with the result that unrealized gains or losses are treated as though they were realized.

The tax treatment of a payment made or received on a swap to which a Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, and swaps undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

More generally, investments by a Fund in options, futures, swaps, and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund and defer or possibly prevent the recognition or use of certain losses by the Fund. The rules could, in turn, affect the amount, timing of recognition, or character of the income distributed to shareholders by the Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements described above to maintain its qualification as a RIC and avoid a fund-level tax.

Foreign Investments

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require a Fund to recognize taxable income or gain without the concurrent receipt of cash.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of Qualifying Income.

Investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 35% or more. The U.S. has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Trust intends that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

Constructive Sales

Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period for the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Constructive sale treatment does not generally apply to a Fund’s transaction if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

Master Limited Partnerships and Business Development Companies

A Fund may invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Funds expect that these MLPs will be treated as QPTPs (as described above). Accordingly, it is expected that the net income derived by a Fund from such investments will be Qualifying Income for purposes of the Income Requirement. If an MLP in which a Fund invests, however, does not qualify as a QPTP or otherwise is not treated as a corporation for federal income tax purposes, the income derived by the Fund from such investment may not be Qualifying

Income and, therefore, could adversely affect the Fund’s status as a RIC.

As described above, a Fund must limit its investments in QPTPs to no more than 25% of its total assets as of the end of each quarter of its taxable year in order to maintain its status as a RIC.

The MLPs in which the Funds may invest are expected to be treated as partnerships for federal income tax purposes, and therefore, the cash distributions received by a Fund from an MLP may not correspond to the amount of income allocated to it by the MLP in any given taxable year. If the amount of income allocated by an MLP to a Fund exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions in the amounts necessary to satisfy the distribution requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, a Fund may need to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy those distribution requirements.

The Funds may also invest in BDCs or ETFs. BDCs and ETFs are generally treated as RICs for federal income tax purposes. Accordingly, income derived by the Funds from such investments will be Qualifying Income.

Equalization Accounting

Each Fund distributes its net investment income and net realized capital and foreign currency gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC and generally to avoid federal income and excise taxes. A Fund may, on its federal income tax return, treat as a distribution the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed ICTI and net capital gain (“NCG”), respectively. This practice, which involves the use of “equalization” accounting, will have the effect of reducing the amount of ICTI and NCG that the Fund is required to distribute as dividends to (non-redeeming) shareholders in order for the Fund to avoid federal income and excise taxes, and the amount of any undistributed ICTI or NCG will be reflected in the value of the Fund’s shares.

Tax Shelter Disclosure

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted.

This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

FINANCIAL STATEMENTS

The Funds had not commenced operations as of the date of this SAI. Accordingly, no financial information is provided for the Funds.

APPENDIX A

The Arbitrage Funds and Water Island Capital, LLC

Proxy Voting Policies and Procedures

Investment advisers that have been delegated proxy voting discretion by their clients are required to adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interests of their clients. As with investment guidelines, clients may also provide investment advisers with specific proxy voting policies or guidelines. In such cases, advisers are required to consult with the client in situations where the guidelines may not be clear or if a conflict of interests arises. Water Island Capital, LLC (“WIC”), the investment adviser to The Arbitrage Funds (the “Funds,” each series thereof, a “Fund”), has adopted this policy to summarize WIC’s proxy voting policies and procedures, including those of the Funds.

General Policies and Proxy Voting Guidelines

WIC exercises proxy voting authority on behalf of clients who have delegated voting authority to the Firm. WIC’s policy is to vote proxies with the goal of maximizing the value of clients’ investments. Accordingly, WIC generally votes against any management proposals that WIC believes could prevent companies from realizing their maximum market value or would insulate companies and/or management from accountability to shareholders or prudent regulatory compliance. Generally, WIC will vote proxies in accordance with the following guidelines:

●	Business Operations – WIC generally will vote in favor of proposals that are a standard and necessary aspect of business operations and that WIC believes will not typically have a significant effect on the value of the investment. Such proposals include:

o	name changes;
o	election of directors;
o	ratification of auditors;
o	maintenance of current levels of directors’ indemnification and liability;
o	increases in authorized shares (common stock only) if there is no intention to significantly dilute shareholders’ proportionate interest; and
o	employee stock purchase or ownership plans.

Factors considered in reviewing these proposals include the financial performance of the company, attendance and independence of board members and committees, and enforcement of strict accounting practices.

●	Change in Status – Proposals that change the status of the corporation, its individual securities, or the ownership status of the securities will be reviewed on a case-by-case basis. Changes in status include proposals regarding:

o	mergers, acquisitions, restructurings;
o	reincorporations; and
o	changes in capitalization.

●	Shareholder Democracy – WIC generally will vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:

o	increased indemnification protections for directors or officers;
o	certain supermajority requirements;
o	unequal voting rights;
o	classified boards;
o	cumulative voting;
o	authorization of new securities if the intention appears to be to unduly dilute the shareholders’ proportionate interest; and
o	changing the state of incorporation if the intention appears to disfavor the economic interest of the shareholders.

WIC generally supports proposals that maintain or expand shareholder democracy such as:

o	annual elections;
o	independent directors;
o	confidential voting; and
o	proposals that require shareholder approval for adoption or retention of “poison pills” or golden parachutes, elimination of cumulative voting or preemptive rights, and reclassification of company boards.

●	Compensation – WIC believes that compensation should be reasonable and used to align the interests of directors, executives, and employees with the long-term financial success of the company. Each compensation proposal is reviewed individually. WIC considers the following factors when reviewing a compensation proposal:

o	whether the proposal would potentially dilute the value of outstanding shares;
o	whether the compensation plan has broad-based participation;
o	whether the compensation plan allows for the re-pricing of options; and
o	whether the proposal is excessive, creates conflicts of interests, or compromises independence.

WIC may deviate from the proxy voting guidelines stated above in certain situations, including but not limited to:

●	Sec. 12(d)(1)(F) Proportional Voting Requirements – If the Funds rely on the exemption provided by Sec. 12(d)(1)(F) to acquire securities of other investment companies in excess of the limits imposed by Section 12(d)(1)(A), WIC is required to vote such shares in the same proportion as the vote of all other holders of such securities (sometimes referred to as “echo voting” or “mirror voting”); and

●	Rule 12d1-4 Proportional Voting Requirements – Absent exclusions described in Rule 12d1-4 under the 1940 Act (e.g., a Fund and its acquired fund are in the same group of investment companies), if the Funds and their advisory group hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of the acquired fund, or hold more than 10% of the outstanding voting securities of an acquired fund that is a registered closed-end management investment company or business development company, each of those holders will be required to “echo vote” its securities in the same proportion as the vote of all other holders of such securities; provided, however, that in circumstances where all holders of the outstanding voting securities of the acquired fund are required to vote securities of the acquired fund in the same proportion as the vote of all other holders of such securities, the Funds will seek instructions from the security holders with regard to the voting of all proxies with respect to such acquired fund securities and vote such proxies only in accordance with such instructions.

WIC generally endeavors to vote the proxies it receives. However, WIC may abstain from voting in limited circumstances, including but not limited to:

●	Cost/Benefit Analysis – WIC may abstain from voting proxies in situations where it deems that abstaining is in the client’s best interests, such as when WIC believes that the cost of voting a proxy would exceed the expected benefit to the client. Examples include, but are not limited to:

o	proxies for securities that trade in countries that impose share blocking periods;
o	proxies for which it might be necessary to hire a power of attorney or translator or travel to a foreign country to vote in person; or
o	proxies for routine matters if the securities are on loan and WIC believes the income benefit exceeds the benefit of voting.

●	Other Circumstances – Other situations in which WIC may not vote proxies could include:

o	circumstances where a material conflict of interest exists (see below for WIC’s conflicts of interest policies);
o	circumstances where the vote would not reasonably be expected to have a material effect on the value of a client’s investment (e.g., WIC expects to sell the security in the near future or has already sold the security); or
o	instances where technical or administrative issues arise (e.g., WIC does not receive notice of a shareholder meeting or proxy voting materials in time to vote).

In all such cases, WIC is required to document the reason why proxies were not voted.

Conflicts of Interest

Conflicts of interests between an investment adviser and its clients may arise when the adviser exercises proxy voting authority. For example, a conflict would arise if the adviser manages the pension plan of a company whose management is soliciting proxies, or if a portfolio manager has business or personal relationships with an officer or director of a company.

In the event of a material conflict of interest, WIC will disclose the conflict to its clients and obtain their consent before voting a proxy according to WIC’s proxy voting policy (i.e., voting in the same manner as other client accounts), request that the client provide voting direction or engage another party to determine how the proxy should be voted, or abstain from voting.1

ERISA Clients – ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. If WIC determines that it has a conflict of interest with respect

1 Alternatively, WIC may engage an independent third party to make a proxy voting recommendation.

to the voting of proxies for ERISA clients, WIC will either seek the client’s informed direction or retain an independent third party to make a proxy voting recommendation.

Procedures

Receipt of Proxy Materials – WIC receives proxy materials from issuers, custodians, or broker/dealers through its proxy voting service provider (i.e., Broadridge Financial Solutions, Inc.’s ProxyEdge), via e-mail, or through the mail.

Voting Decisions – WIC’s Operations Department discusses each proxy with the portfolio manager responsible for the security, who is responsible for making a voting decision in accordance with WIC’s policy. Once a proxy voting decision has been made, the Operations Department casts the vote via ProxyEdge.

Conflicts of Interest – WIC employees who have a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must inform WIC’s CCO and recuse themselves from proxy voting decisions with respect to that issuer. Employees who know of a potential conflict of interest are likewise required to inform the CCO. If the CCO determines there is a potential material conflict of interest, the CCO may consult with the Co-Chief Investment Officers or outside legal counsel to determine whether to disclose the conflict to the client and seek consent to vote the proxy in the same manner as for other clients, obtain voting direction from the client or an independent third party, or abstain from voting. The CCO will document the steps taken to evidence that the proxy was voted or not voted in the best interest of clients. Such documentation will be maintained in accordance with recordkeeping requirements.

Required Records – WIC will maintain the following records in accordance with Rule 204-2(c)(2):

(i)	Copies of all proxy voting policies and procedures;
(ii)	Copies of all proxy statements received. WIC may satisfy this requirement by relying on a third party to make and retain, on WIC’s behalf, a copy of a proxy statement (provided that WIC has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system;

(iii)	A record of each vote cast by WIC on behalf of a client. WIC may satisfy this requirement by relying on a third party to make and retain, on WIC’s behalf, a record of the vote cast (provided that WIC has obtained an undertaking from the third party to provide a copy of the record promptly upon request);
(iv)	A copy of any document created by WIC that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision;
(v)	A copy of each written client request for information on how WIC voted proxies, and a copy of any written response by WIC to any (written or oral) client request for information on how WIC voted proxies on behalf of the requesting client.

Information pertaining to proxy votes, including which votes were cast, the number of shares voted, and how they were voted is maintained through ProxyEdge. Any documents created by WIC that were material to making a proxy voting decision must be maintained by the investment team.

WIC will maintain (through ProxyEdge or by other means) the following information in connection with each proxy vote:

●	The issuer’s name;
●	The security’s ticker symbol or CUSIP, as applicable;
●	The shareholder meeting date;
●	A brief identification of the matter to be voted on;
●	Whether the matter was proposed by the Issuer or a security-holder;
●	Whether WIC cast a vote;
●	The number of shares voted (or instructed to be voted) by WIC for each client account as well as how those shares were voted (e.g., for or against a proposal, or abstain);[2] and
●	Whether WIC cast its vote with or against management.

In addition, for registered funds, WIC will also maintain (through ProxyEdge or by other means) the following additional information as required to meet Form N-PX reporting requirements:

●	Identification of the proxy voting matter to be voted on using the same language and order as on the issuer’s form of proxy, or “proxy card,” if a proxy card is available for a matter;
●	Categorization of each proxy voting matter by type; and
●	The number of shares that were loaned and not recalled to vote.

Form N-PX - Rule 30b1-4 under the 1940 Act requires registered funds to file with the SEC an annual record of proxies voted on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain each registered fund’s proxy voting record for the most recent twelve-month period ending June 30. WIC will provide all information necessary for parties (e.g., the fund’s administrator) responsible for filing Form N-PX to file each year by August 31. Information will be provided to such parties in the structured data language required by the SEC or as otherwise reasonably requested.

Disclosure of Policies and Procedures – WIC is required to describe its proxy voting policies and procedures to its clients and notify them of how they may obtain information regarding how WIC voted their proxies. WIC will provide a copy of these policies and procedures to any client upon request and

2 Information on how WIC voted proxies relating to shareholder advisory votes on executive compensation (or say-on-pay) matters including “golden parachute” compensation in connection with a merger or acquisition shall also be maintained in order to meet reporting requirements on Form N-PX as required by Rule 14Ad-1 under the 1934 Act.

will disclose on its Form ADV how clients can obtain information on how proxies were voted. The Funds will include the disclosure on proxy voting required by the SEC in their registration statement, and information on how the Funds voted proxies, if any, relating to portfolio securities for each 12-month period ended June 30 will be filed annually with the SEC on Form N-PX.

Client Requests for Voting Record – Clients may request information regarding how their proxies were voted. All requests should be forwarded to the CCO and Operations Department, who are responsible for responding in a prompt manner.